EXHIBIT 4.1

LEHMAN ABS CORPORATION,

as Depositor,

and

[SELLER/SERVICER],

as Seller and Servicer,

and

[TRUSTEE],

as Trustee

______________________

POOLING AND SERVICING AGREEMENT

Dated as of [_________] [__], 200[__]

______________________

Home Equity Loan Asset-Backed Certificates

Series 200[__]-[__]

TABLE OF CONTENTS

Page

ARTICLE I

DEFINITIONS

Section 1.01

Definitions.

2

Section 1.02

Interest Calculations.

25

ARTICLE II

CONVEYANCE OF MORTGAGE LOANS; ORIGINAL ISSUANCE OF CERTIFICATES; TAX TREATMENT

Section 2.01

Conveyance of Mortgage Loans.

25

Section 2.02

Acceptance by Trustee.

28

Section 2.03

Representations, Warranties and Covenants Regarding the Seller

and the Servicer.

29

Section 2.04

Representations and Warranties of the Seller Regarding the

Mortgage Loans.

31

Section 2.05

Representations and Warranties of the Depositor.

39

Section 2.06

Substitution of Mortgage Loans.

39

Section 2.07

Execution and Authentication of Certificates.

41

Section 2.08

Designation of Interests in REMIC.

41

Section 2.09

Designation of Start-up Day.

41

Section 2.10

REMIC Certificate Maturity Date.

41

Section 2.11

Tax Returns and Reports to Certificateholders.

41

Section 2.12

Tax Matters Person.

42

Section 2.13

REMIC Related Covenants.

42

ARTICLE III

ADMINISTRATION AND SERVICING OF MORTGAGE LOANS

Section 3.01

The Servicer.

44

Section 3.02

Collection of Certain Mortgage Loan Payments.

47

Section 3.03

Withdrawals from the Collection Account.

48

Section 3.04

Maintenance of Hazard Insurance; Property Protection Expenses.

49

Section 3.05

Maintenance of Mortgage Impairment Insurance Policy.

50

Section 3.06

Fidelity Bond.

50

Section 3.07

Management and Realization Upon Defaulted Mortgage Loans.

51

Section 3.08

Trustee to Cooperate.

52

Section 3.09

Servicing Compensation; Payment of Certain Expenses by Servicer.

53

Section 3.10

Annual Statement as to Compliance.

53

Section 3.11

Annual Servicing Report.

54

Section 3.12

Access to Certain Documentation and Information Regarding

the Mortgage Loans.

54

Section 3.13

[Reserved].

54

Section 3.14

Reports to the Securities and Exchange Commission.

54

Section 3.15

Reports of Foreclosures and Abandonments of Mortgaged Property;

Returns Relating to Mortgage Interest Received from Individuals and

Returns Relating to Cancellation of Indebtedness.

56

Section 3.16

Advances by the Servicer.

56

Section 3.17

[Reserved].

57

Section 3.18

Superior Liens.

57

Section 3.19

Assumption Agreements.

58

Section 3.20

Payment of Taxes, Insurance and Other Charges.

58

ARTICLE IV

SPREAD ACCOUNT, CERTIFICATE INSURANCE POLICY AND BASIS RISK RESERVE FUND

Section 4.01

Establishment of Spread Account; Deposits in Spread Account;

Permitted Withdrawals from Spread Account.

59

Section 4.02

Certificate Insurance Policy.

61

Section 4.03

Establishment of Basis Risk Reserve Fund; Deposits in Basis Risk

Reserve Fund; Permitted Withdrawals from the Basis Risk Reserve

Fund.

62

ARTICLE V

PAYMENTS AND STATEMENTS TO CERTIFICATEHOLDERS; RIGHTS OF CERTIFICATEHOLDERS

Section 5.01

Distributions.

63

Section 5.02

Calculation of the Class A-2 Certificate Rate.

66

Section 5.03

Simple Interest Excess Account; Deposits in Simple Interest

Excess Account.

66

Section 5.04

Compensating Interest.

66

Section 5.05

Statements.

67

Section 5.06

[Reserved].

70

Section 5.07

Distribution Account.

70

Section 5.08

Investment of Accounts.

70

ARTICLE VI

THE CERTIFICATES

Section 6.01

The Certificates.

72

Section 6.02

Registration of Transfer and Exchange of Certificates.

73

Section 6.03

Mutilated, Destroyed, Lost or Stolen Certificates.

77

Section 6.04

Persons Deemed Owners.

77

Section 6.05

Appointment of Paying Agent.

78

ARTICLE VII

THE SELLER, THE SERVICER AND THE DEPOSITOR

Section 7.01

Liability of the Seller, the Servicer and the Depositor.

78

Section 7.02

Merger or Consolidation of, or Assumption of the Obligations of,

the Seller, the Servicer or the Depositor.

78

Section 7.03

Limitation on Liability of the Servicer and Others.

79

Section 7.04

Servicer Not to Resign.

79

Section 7.05

Delegation of Duties.

80

Section 7.06

Indemnification of the Trust by the Servicer.

80

ARTICLE VIII

DEFAULT

Section 8.01

Events of Default.

81

Section 8.02

Trustee to Act; Appointment of Successor.

83

Section 8.03

Waiver of Defaults.

84

Section 8.04

Rights of the Certificate Insurer to Exercise Rights of Class A and

Class A-IO Certificateholders.

84

Section 8.05

Trustee To Act Solely with Consent of the Certificate Insurer.

85

Section 8.06

Mortgage Loans, Trust and Accounts Held for Benefit of the

Certificate Insurer.

85

Section 8.07

Certificate Insurer Default.

86

Section 8.08

Notification to Certificateholders.

86

ARTICLE IX

THE TRUSTEE

Section 9.01

Duties of Trustee.

86

Section 9.02

Certain Matters Affecting the Trustee.

88

Section 9.03

Trustee Not Liable for Certificates or Mortgage Loans.

91

Section 9.04

Trustee May Own Certificates.

92

Section 9.05

Servicer to Pay Trustee’s Fees and Expenses.

92

Section 9.06

Eligibility Requirements for Trustee.

93

Section 9.07

Resignation or Removal of Trustee.

93

Section 9.08

Successor Trustee.

94

Section 9.09

Merger or Consolidation of Trustee.

95

Section 9.10

Appointment of Co-Trustee or Separate Trustee.

95

Section 9.11

Limitation of Liability.

96

Section 9.12

Trustee May Enforce Claims Without Possession of Certificates.

96

Section 9.13

Suits for Enforcement.

96

ARTICLE X

TERMINATION

Section 10.01

Termination.

97

Section 10.02

Additional Termination Requirements.

100

ARTICLE XI

MISCELLANEOUS PROVISIONS

Section 11.01

Amendment.

100

Section 11.02

Recordation of Agreement.

102

Section 11.03

Limitation on Rights of Certificateholders.

102

Section 11.04

Governing Law.

103

Section 11.05

Notices.

103

Section 11.06

Severability of Provisions.

104

Section 11.07

Assignment.

104

Section 11.08

Certificates Nonassessable and Fully Paid.

104

Section 11.09

Third-Party Beneficiaries.

104

Section 11.10

Counterparts.

104

Section 11.11

Effect of Headings and Table of Contents.

104

Section 11.12

Insurance Agreement.

104

EXHIBIT A-1 – FORM OF CLASS A-1 CERTIFICATE

A-1

EXHIBIT A-2 – FORM OF CLASS A-2 CERTIFICATE

A-1

EXHIBIT A-3 – FORM OF CLASS A-IO-F CERTIFICATE

A-2

EXHIBIT A-4 – FORM OF CLASS A-IO-V CERTIFICATE

A-2

EXHIBIT B – FORM OF CLASS R CERTIFICATE

B-1

EXHIBIT C – FORM OF LOAN SCHEDULE

C-1

EXHIBIT D – MONTHLY INFORMATION DELIVERED TO TRUSTEE

D-1

EXHIBIT E – FORM OF MORTGAGE NOTE

E-1

EXHIBIT F – FORM OF MORTGAGES

F-1

EXHIBIT G – TRANSFER AFFIDAVIT

G-1

EXHIBIT H – LETTER OF REPRESENTATIONS

H-1

EXHIBIT I – FORM OF REQUEST FOR RELEASE

I-1

EXHIBIT J – FORM OF INVESTMENT LETTER

J-1

EXHIBIT K – SPECIMEN A OF EACH CERTIFICATE INSURANCE POLICY

K-1

EXHIBIT L – MONTHLY DELINQUENCY AND FORECLOSURE INFORMATION

L-1

EXHIBIT M – LETTER OF INSTRUCTION TO TRUSTEE

M-1

EXHIBIT N – FORM OF CERTIFICATION TO BE PROVIDED BY THE SERVICER

WITH FORM 10-K

N-1

EXHIBIT O – FORM OF CERTIFICATION TO BE PROVIDED TO SERVICER BY

THE TRUSTEE

O-1

This Pooling and Servicing Agreement, dated as of [_________] [__], 200[__], among Lehman ABS Corporation, as Depositor (the “Depositor”), [Seller], as Seller (the “Seller”) and [_________] as Servicer (the “Servicer”), and [Trustee], as Trustee (the “Trustee”).

PRELIMINARY STATEMENT

The Trust, exclusive of the Basis Risk Reserve Fund and the Spread Account, (the “REMIC Trust”) for federal income tax purposes will consist of one REMIC.  The REMIC Trust will be evidenced by the Class A-1, Class A-2, Class A-IO-F and Class A-IO-V Certificates, which will, exclusive of the rights of the Class A-1 and Class A-2 Certificateholders to receive payments from the Basis Risk Reserve Fund, represent the “regular interests” in the REMIC and the Class R Certificate, which will represent the single “residual interest” in the REMIC.  The “latest possible maturity date” for federal income tax purposes of all interests created hereby will be the Latest Possible Maturity Date.

The following table sets forth the Class Designation, the Initial Principal Balance and the Pass-Through Rate for each REMIC regular interest:

CLASS	Initial
DESIGNATION	Principal Balance	Certificate Rate

Class A-1	$[___________]	[____]% (1)
Class A-2	$[___________]	(2)
Class A-IO-F	(3)	(4)
Class A-IO-V	(5)	(6)

(1)

The Certificate Rate of the Class A-1 Certificates will increase by [____]% following the Optional Termination Date.

(2)

The Class A-2 Certificate Rate.

(3)

The Class A-IO-F will not have a principal balance, but will have a Notional Balance, as defined herein.

(4)

The Class A-IO-F Certificate Rate.

(5)

The Class A-IO-V will not have a principal balance, but will have a Notional Balance, as defined herein.

(6)

The Class A-IO-V Certificate Rate.

W I T N E S S E T H   T H A T:

In consideration of the mutual agreements herein contained, the parties hereto agree as follows:

ARTICLE I

Definitions

Section 1.01

Definitions.

Whenever used in this Agreement, the following words and phrases, unless the context otherwise requires, shall have the meanings specified in this Article.

Accounts:  Collectively, the Collection Account, the Simple Interest Excess Account, the Distribution Account and the Spread Account.

Accrual Period:  As to any Mortgage Loan and Monthly Payment, the period commencing from and after the date through which interest was last paid up to and including the date of receipt of such Monthly Payment.

Adjustment Date:  With respect to the Class A-2 Certificates and any related Interest-Period, the second LIBOR Business Day preceding the first day of such Interest Period.

Affiliate:  With respect to any Person, any other Person controlling, controlled by or under common control with such Person. For purposes of this definition, “control” means the power to direct the management and policies of a Person, directly or indirectly, whether through ownership of voting securities, by contract or otherwise and “controlling” and “controlled” shall have meanings correlative to the foregoing.

Agreement:  This Pooling and Servicing Agreement and all amendments hereof and supplements hereto.

Aggregate Principal Balance:  As of any date of determination, the sum of all the Principal Balances of the Mortgage Loans or, if used with respect to either Group 1 or Group 2, the sum of all Principal Balances of the related Mortgage Loans in such Group.

Appraised Value:  The appraised value of the Mortgaged Property based upon the appraisal made by or for the originator at the time of the origination of the related Mortgage Loan, or the purchase price of the Mortgaged Property at the time of such origination, whichever is less, if the Mortgage Loan proceeds from such Mortgage Loan are used to purchase such Mortgaged Property, or with respect to any Mortgage Loan originated in connection with a refinancing, the appraised value of the Mortgaged Property based upon the appraisal made at the time of such refinancing.

Assignment of Mortgage:  With respect to any Mortgage, an assignment, notice of transfer or equivalent instrument, in recordable form, sufficient under the laws of the jurisdiction in which the related Mortgaged Property is located to reflect the sale of the Mortgage to the Trustee, which assignment, notice of transfer or equivalent instrument may be in the form of one or more blanket assignments covering the Mortgage Loans secured by Mortgaged Properties located in the same jurisdiction.

Authorized Newspaper:  A newspaper of general circulation in the Borough of Manhattan, The City of New York, printed in the English language and customarily published on each Business Day, whether or not published on Saturdays, Sundays and holidays.

Available Funds:  Means (i) with respect to the Class A-1 and Class A-IO-F Certificates, the Group 1 Available Funds, and (ii) with respect to the Class A-2 and Class A-IO-V Certificates, the Group 2 Available Funds.

Balloon Loan:  Any Mortgage Loan that provided on the date of origination for scheduled monthly payments in level amounts which are substantially lower than the amount of the final scheduled payment.

Base Spread Account Requirement:  Either the Group 1 Base Spread Account Requirement or the Group 2 Base Spread Account Requirement, as the context requires.

Basis Risk Reserve Fund:  The separate account or accounts created and maintained by the Trustee for the benefit of the Class A-2 Certificateholders pursuant to Section 4.03.  The Basis Risk Reserve Fund shall be held in an Eligible Account.  Funds in the Basis Risk Reserve Fund shall be held in trust for the Holders of the Class A-2 Certificates for the uses and purposes set forth in this Agreement.  The Basis Risk Reserve Fund will be accounted for by the Trustee as an “outside reserve fund” within the meaning of Treasury regulation Section 1.860G-2(h) established and maintained pursuant to Section 4.03.  The Basis Risk Reserve Fund shall not be treated as an asset of the REMIC. Owners of the Basis Risk Reserve Fund for federal tax purposes shall be the Class R Certificateholders.

BIF:  The Bank Insurance Fund, as from time to time constituted, created under the Financial Institutions Reform, Recovery and Enhancement Act of 1989, or, if at any time after the execution of this instrument the Bank Insurance Fund is not existing and performing duties now assigned to it, the body performing such duties on such date.

Book-Entry Certificate:  Any Class A or Class A-IO Certificate registered in the name of the Depository or its nominee, ownership of which is reflected on the books of the Depository or on the books of a Person maintaining an account with such Depository (directly or as an indirect participant in accordance with the rules of such Depository).

Business Day:  Any day other than (i) a Saturday or a Sunday, or (ii) a day on which banking institutions in the States of New York, [_________]or [_________] are required or authorized by law to be closed.

Certificate:  Any Regular Certificate or Class R Certificate.

Certificate Group: Means the Class or Classes of Certificates that relate to the corresponding Group.

Certificate Insurance Policy:  The Certificate Guaranty Insurance Policy (No. [___________]) with respect to the Class A and Class A-IO Certificates, and all endorsements thereto dated the Closing Date, issued by the Certificate Insurer for the benefit of the Holders of each Class of Class A and Class A-IO Certificates, a copy of which is attached hereto as Exhibit K.

Certificateholder or Holder:  The Person in whose name a Certificate is registered in the Certificate Register, except that, solely for the purpose of giving any consent, direction, waiver or request pursuant to this Agreement, (x) any Class A or Class A-IO Certificate registered in the name of the Depositor or any Person known to a Responsible Officer to be an Affiliate of the Depositor, and (y) any Class A or Class A-IO Certificate for which the Depositor or any Person known to a Responsible Officer to be an Affiliate of the Depositor is the Certificate Owner, shall be deemed not to be outstanding (unless to the knowledge of a Responsible Officer, (i) the Depositor or such Affiliate is acting as trustee or nominee for a Person who is not an Affiliate of such Depositor and who makes the voting decisions with respect to such Class A or Class A-IO Certificates, or (ii) the Depositor or such Affiliate is the Certificate Owner of all the Class A or Class A-IO Certificates) and the Percentage Interest evidenced thereby shall not be taken into account in determining whether the requisite amount of Percentage Interests necessary to effect any such consent, direction, waiver or request has been obtained.

Certificate Insurer:  [Certificate Insurer], a [_________]-domiciled stock insurance corporation.

Certificate Insurer Default:  The failure by the Certificate Insurer to make a payment required under the Certificate Insurance Policy in accordance with its terms.

Certificate Owner:  The Person who is the beneficial owner of a Book-Entry Certificate.

Certificate Rate:  With respect to a Class of Certificates, the Class A-1 Certificate Rate, Class A-2 Certificate Rate, Class A-IO-F Certificate Rate or the Class A-IO-V Certificate Rate, as applicable.

Certificate Register and Certificate Registrar:  The register maintained and the registrar appointed pursuant to Section 6.02.

Civil Relief Act:  The Soldiers’ and Sailors’ Civil Relief Act of 1940, as amended.

Civil Relief Act Interest Shortfall:  With respect to any Distribution Date, for any Mortgage Loan as to which there has been a reduction in the amount of interest collectible thereon for the most recently ended Due Period as a result of the application of the Civil Relief Act, the amount, if any, by which interest collectible on such Mortgage Loan during such Due Period is less than, (a) one month’s interest on the Principal Balance of such Mortgage Loan at the rate equal to the sum of (b) (1) the Class A-1 Certificate Rate plus the Class A-IO-F Certificate Rate with respect to a Group 1 Mortgage Loan or the Class A-2 Certificate Rate plus the Class A-IO-V Certificate Rate with respect to a Group 2 Mortgage Loan, (2) the related Premium Percentage, and (4) the Servicing Fee Rate for such Mortgage Loan.

Class:  With respect to each of Class A-1, Class A-2, Class A-IO-F, Class A-IO-V and Class R, all of the Certificates of such Class.

Class A Certificate:  Any certificate executed and authenticated by the Trustee substantially in the form set forth in Exhibit A-1 or Exhibit A-2 and designated as a Class A-1 or Class A-2 Certificate pursuant to Section 6.01.

Class A Certificateholder:  Either a Class A-1 Certificateholder or a Class A-2 Certificateholder, as the context requires.

Class Interest Carryover Shortfall:  As to any Distribution Date and any Class of Class A Certificates or Class A-IO Certificates, the excess, if any, of the related Class Monthly Interest Amount for such Class for the preceding Distribution Date and any outstanding Class Interest Carryover Shortfall with respect to such Class on such preceding Distribution Date, over the amount in respect of interest that is actually distributed to such Class on such preceding Distribution Date, plus interest thereon at the applicable Certificate Rate.

Class A Principal Balance: Either the Class A-1 Principal Balance or the Class A-2 Principal Balance, as the context requires.

Class A-1 Certificate:  Any Certificate executed and authenticated by the Trustee substantially in the form attached hereto as Exhibit A-1 and designated as a Class A-1 Certificate pursuant to Section 6.01.

Class A-1 Certificateholder: A Holder of a Class A-1 Certificate.

Class A-1 Certificate Rate:  [____]%, or [____]% following the Optional Termination Date.

Class A-1 Principal Balance: As of any Determination Date and the Class A-1 Certificates, the

Original Class A-1 Certificate Balance reduced by the sum of all distributions of principal previously distributed to the Class A-1 Certificateholders on all previous Distribution Dates.

Class A-1 Principal Distribution Amount:  As to any Distribution Date, the sum of the related Monthly Principal Amount and the related Principal Shortfall Amount for such Distribution Date.

Class A-2 Available Funds Cap: As to any Distribution Date, a per annum rate equal to (a) the weighted average of the Loan Rates of the Group 2 Mortgage Loans as of the first day of the related Due Period, weighted on the basis of the related Principal Balances as of such date, reduced by (b)(i) the Servicing Fee Rate, (ii) the Trustee Fee Rate and (iii) the related Premium Percentage.

Class A-2 Available Funds Cap Carryforward: For any Distribution Date is the sum of (a) the excess, if any, of the Interest Distribution Amount for the Class A-2 Certificates, calculated at the Class A-2 Certificate Rate without giving effect to the Class A-2 Available Funds Cap, over the Class Monthly Interest Amount for the Class A-2 Certificates for such Distribution Date, (b) any Class A-2 Available Funds Cap Carryforward remaining unpaid from prior Distribution Dates and (c) one month’s interest on the amounts in clause (b) calculated at the Class A-2 Certificate Rate and on the basis of the actual number of days elapsed.

Class A-2 Certificate:  Any Certificate executed and authenticated by the Trustee substantially in the form attached hereto as Exhibit A-2 and designated as a Class A-2 Certificate pursuant to Section 6.01.

Class A-2 Certificateholder:  A Holder of a Class A-2 Certificate.

Class A-2 Certificate Rate: On any Distribution Date, a per annum rate equal to the lesser of (a) one-month LIBOR plus [____]%, or one-month LIBOR plus [____]% following the Optional Termination Date, and (b) the Class A-2 Available Funds Cap for such Distribution Date.

Class A-2 Principal Balance: As of any Determination Date and the Class A-2 Certificates, the Original Class A-2 Certificate Balance reduced by the sum of all distributions of principal previously distributed to the Class A-2 Certificateholders on all previous Distribution Dates.

Class A-2 Principal Distribution Amount:  With respect to any Distribution Date, the sum of the related Monthly Principal Amount and the related Principal Shortfall Amount for such Distribution Date.

Class A-IO Certificate: Any certificate executed and authenticated by the Trustee substantially in the form set forth in Exhibit A-3 or Exhibit A-4 and designated as a Class A-IO-F or Class A-IO-V Certificate, respectively, pursuant to Section 6.01.

Class A-IO Certificateholder:  A Holder of a Class A-IO Certificate.

Class A-IO-F Certificate:  Any Certificate executed and authenticated by the Trustee substantially in the form attached hereto as Exhibit A-3 and designated as a Class A-IO-F Certificate pursuant to Section 6.01.

Class A-IO-F Certificateholder:  A Holder of a Class A-IO-F Certificate.

Class A-IO-F Certificate Rate:  Until the Distribution Date in [_________] 200__], a per annum rate equal to [____]% and zero thereafter.

Class A-IO-V Certificate:  Any Certificate executed and authenticated by the Trustee substantially in the form attached hereto as Exhibit A-4 and designated as a Class A-IO-V Certificate pursuant to Section 6.01.

Class A-IO-V Certificateholder:  A Holder of a Class A-IO-V Certificate.

Class A-IO-V Certificate Rate:  Until the Distribution Date in [_________] [__], 200[__], a per annum rate equal to the lesser of (a) [___]% and (b) the excess, if any, of (x) the Class A-2 Available Funds Cap over (y) the Class A-2 Certificate Rate and zero thereafter.

Class Monthly Interest Amount:  As to any Distribution Date and Class of Class A or Class A-IO Certificates, the amount of interest at the applicable Certificate Rate accrued during the related Interest Period on the Class Principal Balance or Notional Balance, as applicable, of the related Class of Certificates immediately prior to such Distribution Date, reduced by an amount equal to such Class’ pro rata share (based on the Class Monthly Interest Amounts prior to giving effect to any such reduction) of the sum of (a) Civil Relief Act Interest Shortfalls for the related Group and Distribution Date and (b) Net Prepayment Interest Shortfalls for the related Group and Distribution Date.

Class Principal Balance:  Either the Class A-1 Principal Balance or the Class A-2 Principal Balance, as the context requires.

Class Principal Distribution Amount: Either the Class A-1 Principal Distribution Amount or the Class A-2 Principal Distribution Amount, as the context requires.

Class R Certificate:  The Certificates executed and authenticated by the Trustee substantially in the form set forth in Exhibit B hereto.

Class R Certificateholder:  The Holder of a Class R Certificate.

Closing Date:  [_________] [__], 200[__].

Code:  The Internal Revenue Code of 1986, as the same may be amended from time to time (or any successor statute thereto).

Collection Account:  The custodial account or accounts created and maintained for the benefit of the Certificateholders pursuant to Section 3.02(b). The Collection Account shall be an Eligible Account.

Combined Loan-to-Value Ratio or CLTV:  With respect to any Mortgage Loan, the sum of the original principal balance of such Mortgage Loan and the remaining balance of the First Lien and any other lien senior to the lien of the related Mortgage, if any, as of the date of origination of the Mortgage Loan, divided by the Appraised Value.

Compensating Interest:  As to any Distribution Date, the amount calculated pursuant to Section 5.04.

Corporate Trust Office:  The principal office of the Trustee at which at any particular time its corporate business shall be administered, which office on the Closing Date is located at [__________________], Attention: [________].

Crosscollateralization Payment: For any Distribution Date, the lesser of (a) Excess Spread for a Group and (b) the amount by which (i) Available Funds minus Insured Amounts for the other Group is less than (ii) the maximum amount that may be distributed pursuant to Section 5.01(a)(i) – (iii) in respect of the other Group of Certificates.

Curtailment:  With respect to a Mortgage Loan, any payment of principal received during a Due Period as part of a payment that is in excess of the amount of the Monthly Payment due for such Due Period and which is not intended to satisfy the Mortgage Loan in full, nor is intended to cure a delinquency.

Cut-Off Date:  With respect to the Mortgage Loans, the close of business on [_________] [__], 200[__].

Cut-Off Date Pool Principal Balance: $[__________].

Cut-Off Date Principal Balance:  With respect to any Mortgage Loan, the unpaid principal balance thereof as of the Cut-Off Date (or as of the applicable date of substitution with respect to an Eligible Substitute Mortgage Loan pursuant to Section 2.02 or 2.04); when used with respect to a Group, either the Group 1 Cut-Off Date Principal Balance or the Group 2 Cut-Off Date Principal Balance, as the context requires.

Debt Service Reduction:  With respect to any Mortgage Loan, a reduction by a court of competent jurisdiction of the Monthly Payment due on such Mortgage Loan as a result of a bankruptcy proceeding.

Defective Mortgage Loan:  Any Mortgage Loan subject to repurchase or substitution pursuant to Section 2.02 or 2.04.

Definitive Certificates:  As defined in Section 6.02(c).

Depositor: Lehman ABS Corporation (a Delaware corporation), and any successor thereto.

Depository:  The initial Depository shall be The Depository Trust Company (“DTC”), the nominee of which is Cede & Co., as the registered Holder of Class A and Class A-IO Certificates evidencing the related Original Class Certificate Balance or Notional Balance, as applicable. The Depository shall at all times be a “clearing corporation” as defined in Section 8-102(3) of the UCC of the State of New York.

Depository Participant:  A broker, dealer, bank or other financial institution or other Person for whom from time to time a Depository effects book-entry transfers and pledges of securities deposited with the Depository.

Determination Date:  With respect to any Distribution Date, the third Business Day prior to such Distribution Date.

Distribution Account:  The account established by the Trustee pursuant to Section 5.07 hereof. The Distribution Account shall be an Eligible Account.

Distribution Date:  The fifteenth day of each month, or if such day is not a Business Day, then the next Business Day, beginning in the month immediately following the month of the initial issuance of the Certificates.

Due Date:  As to any Mortgage Loan, the day of the month on which the Monthly Payment is due from the Mortgagor.

Due Period:  With respect to each Distribution Date, the calendar month preceding the month in which such Distribution Date occurs.

Electronic Ledger:  The electronic master record of home equity mortgage loans maintained by the Servicer.

Eligible Account:  An account that is either (i) maintained with a depository institution whose (a) short-term debt obligations at the time of any deposit therein and throughout the time the interest is maintained are rated in the highest short-term debt rating category by Standard & Poor’s and Moody’s, and (b) short term and long term debt obligations at the time of any deposit therein are rated at least “P-1” and “A2”, respectively, by Moody’s and “A-1” and “A”, respectively, by Standard & Poor’s, (ii) an account or accounts maintained with a depository institution with a minimum long-term unsecured debt rating of “Baa3” by Moody’s or “BBB” by Standard & Poor’s, respectively, and provided that the deposits in such account or accounts are fully insured by either the BIF or the SIF, or (iii) a segregated trust account maintained (A) with the corporate trust department of the Trustee or an Affiliate of the Trustee in its fiduciary capacity, or (B) with an institution with capital and surplus of not less than $50,000,000 and with a minimum long term unsecured debt rating of “Baa3” by Moody’s or “BBB” by Standard & Poor’s, respectively, or (iv) an account otherwise acceptable to the Certificate Insurer, as evidenced by a letter from each Rating Agency and Certificate Insurer to the Trustee, without reduction or withdrawal of the then current ratings of the Class A Certificates (without taking the Policy into account).

Eligible Investments:  One or more of the following (excluding any callable investments purchased at a premium):

(i)

direct obligations of, or obligations fully guaranteed as to timely payment of principal and interest by, the United States or any agency or instrumentality thereof, provided such obligations are backed by the full faith and credit of the United States;

(ii)

repurchase agreements on obligations specified in clause (i) maturing not more than three months from the date of acquisition thereof, provided that the short-term unsecured debt obligations of the party agreeing to repurchase such obligations are at the time rated by each Rating Agency in its highest short-term rating category (which is “A-1+” for Standard & Poor’s and “P-1” for Moody’s);

(iii)

certificates of deposit, time deposits and bankers’ acceptances (which, if Moody’s is a Rating Agency, shall each have an original maturity of not more than 90 days and, in the case of bankers’ acceptances, shall in no event have an original maturity of more than 365 days) of any U.S. depository institution or trust company incorporated under the laws of the United States or any state thereof and subject to supervision and examination by federal and/or state banking authorities, provided that the unsecured short-term debt obligations of such depository institution or trust company at the date of acquisition thereof have been rated by each of Moody’s and Standard & Poor’s in its highest unsecured short-term debt rating category;

(iv)

commercial paper (having original maturities of not more than 270 days) of any corporation incorporated under the laws of the United States or any state thereof which on the date of acquisition of such commercial paper has been rated by Standard & Poor’s and Moody’s in their respective highest short-term rating categories;

(v)

short term investment funds (“STIFS”) sponsored by any trust company or national banking association incorporated under the laws of the United States or any state thereof which on the date of acquisition has been rated by Standard & Poor’s and Moody’s in their respective highest rating category of long term unsecured debt;

(vi)

interests in any money market fund which at the date of acquisition of the interests in such fund and throughout the time as the interest is held in such fund has a rating of “P-1” or “Aaa” by Moody’s and either “AAAm” or “AAAm-G” by Standard & Poor’s, or such lower rating as will not result in the qualification, downgrading or withdrawal of the then current rating assigned to the Class A or Class A-IO Certificates (without taking the Policy into account) by each Rating Agency; and

(vii)

other obligations or securities that are acceptable to each Rating Agency and the Certificate Insurer as an Eligible Investment hereunder and will not result in a reduction in the then current rating of the Class A or Class A-IO Certificates (without taking the Policy into account), as evidenced by a letter to such effect from such Rating Agency and the Certificate Insurer and with respect to which the Servicer has received confirmation that the investment complies with the last clause of this definition;

provided that no instrument described hereunder shall evidence either the right to receive (a) only interest with respect to the obligations underlying such instrument; or (b) both principal and interest payments derived from obligations underlying such instrument and the interest and principal payments with respect to such instrument providing a yield to maturity at par greater than 120% of the yield to maturity at par of the underlying obligations; and provided, further, that no instrument described hereunder may be purchased at a price greater than par if such instrument may be prepaid or called at a price less than its purchase price prior to its stated maturity.

Eligible Substitute Mortgage Loan:  A Mortgage Loan substituted by the Seller for a Defective Mortgage Loan which must, on the date of such substitution, (i) have an outstanding Principal Balance (or in the case of a substitution of more than one Mortgage Loan for a Defective Mortgage Loan, an aggregate Principal Balance), not in excess of, and not more than 5% less than the Principal Balance of the Defective Mortgage Loan; (ii) have a Loan Rate not less than the Loan Rate of the Defective Mortgage Loan and not more than 1% in excess of the Loan Rate of such Defective Mortgage Loan; (iii) have a Mortgage of the same or higher level of lien priority as the Mortgage relating to the Defective Mortgage Loan at the time such Mortgage was transferred to the Trust; (iv) have a remaining term to maturity not more than six months earlier and not later than the remaining term to maturity of the Defective Mortgage Loan; (v) comply with each representation and warranty set forth in Section 2.04 (deemed to be made as of the date of substitution); (vi) have an original Combined Loan-to-Value Ratio not greater than that of the Defective Mortgage Loan; and (vii) have a Mortgagor of similar credit quality as the Mortgagor under the Mortgage Note relating to such Defective Mortgage Loan. More than one Eligible Substitute Mortgage Loan may be substituted for a Defective Mortgage Loan if such Eligible Substitute Mortgage Loans meet the foregoing attributes in the aggregate and such substitution is approved in writing in advance by the Certificate Insurer.

Event of Default:  As defined in Section 8.01.

Excess Spread:  Either the Group 1 Excess Spread or the Group 2 Excess Spread, as the context requires.

Fannie Mae:  The Federal National Mortgage Association.

FDIC:  The Federal Deposit Insurance Corporation, or any successor thereto.

First Lien:  With respect to any Mortgage Loan which is a second priority lien, the mortgage loan relating to the corresponding Mortgaged Property having a first priority lien.

Foreclosure Profits:  With respect to a Liquidated Mortgage Loan, the amount, if any, by which (i) the aggregate of its Net Liquidation Proceeds exceeds (ii) the related Principal Balance (plus accrued and unpaid interest thereon at the applicable Loan Rate from the date interest was last paid through the date of receipt of the final Liquidation Proceeds) of such Liquidated Mortgage Loan immediately prior to the final recovery of its Liquidation Proceeds.

Freddie Mac:  The Federal Home Loan Mortgage Corporation.

Group:  Either Group 1 or Group 2, as the context requires.

Group 1:  With respect to the Mortgage Loans, the pool of fixed-rate Mortgage Loans identified in the related Mortgage Loan Schedule as having been assigned to Group 1, or with respect to the Certificates, the Class A-1 and Class A-IO-F Certificates.

Group 1 Available Funds:  As to any Distribution Date and with respect to the Group 1 Mortgage Loans, the sum of (A) the sum of all amounts described in clauses (i) through (vii) inclusive, of Section 3.02(b) received by the Servicer (including any amounts paid by the Servicer and the Seller and excluding (a) any amounts not required to be deposited in the Collection Account pursuant to Section 3.02(b), (b) Net Simple Interest Excess and (c) any amounts paid to the Servicer pursuant to Section 3.03(ii), (iii), (iv)(b), (v), (vi), (vii), (viii) and (ix) as of the related Determination Date) during the related Due Period and deposited into the Collection Account as of the Determination Date, (B) any amounts deposited into the Distribution Account from the related sub-account of the Spread Account pursuant to Section 4.01, (C) Insured Amounts, if any, and (D) any amounts deposited into the Distribution Account from the Simple Interest Excess Account.  No amount included in this definition by virtue of being described by any component of the definition thereof shall be included twice by virtue of also being described by any other component or otherwise.

Group 1 Base Spread Account Requirement: As such amount may be reduced from time to time in accordance with the provisions hereof: (a) with respect to any Distribution Date occurring during the period commencing after the Closing Date and ending on the later to occur of (i) the last day of the Due Period with respect to the Distribution Date occurring in [________] 200[__], and (ii) the Distribution Date upon which the Class A-1 Principal Balance is less than or equal to [____]% of the Group 1 Cut-Off Date Principal Balance, [____]% of the Group 1 Cut-Off Date Principal Balance; and (b) with respect to each Distribution Date thereafter, the greater of (A) [____]% of the Aggregate Principal Balance of the Group 1 Mortgage Loans at the end of the related Due Period, (B) the greater of (1) [____]% of the Group 1 Cut-Off Date Principal Balance, and (2) the sum of the Principal Balances of the three largest outstanding Group 1 Mortgage Loans, and (C) the product of (x) two and (y) the excess of (1) [____]% of the outstanding Principal Balance of Group 1 Mortgage Loans more than 90 days delinquent or in foreclosure or held as REO Property as of the first day of the related Due Period over (2) five times the related Monthly Excess Spread Amount for such Distribution Date; provided, however, that the Group 1 Base Spread Amount Requirement shall not exceed the Aggregate Principal Balance of the Group 1 Mortgage Loans.

Group 1 Cut-Off Date Principal Balance:  $[_________].

Group 1 Excess Spread: With respect to any Distribution Date, the amount equal to the excess, if any, of the Group 1 Available Funds (exclusive of related Insured Amounts and amounts deposited into the Distribution Account from the related sub-account of the Spread Account) over the sum of the amounts distributed pursuant to Section 5.01(a)(i)-(v) related to Group 1.

Group 1 Monthly Excess Spread Amount: On any Distribution Date, the amount equal to the product of (i) 100%, and (ii) the amount of the Excess Spread, minus any Crosscollateralization Payment for the benefit of the other Group for that Distribution Date; provided, however, that the percentage set forth in clause (i) above may be reduced, solely at the discretion of the Certificate Insurer, at which time written notice shall be sent to the Seller, the Trustee, Standard & Poor’s and Moody’s.

Group 2:  With respect to the Mortgage Loans, the pool of adjustable-rate Mortgage Loans identified in the related Mortgage Loan Schedule as having been assigned to Group 2, or with respect to the Certificates, the Class A-2 and Class A-IO-V Certificates.

Group 2 Available Funds:  As to any Distribution Date and with respect to the Group 2 Mortgage Loans, the sum of (A) the sum of all amounts described in clauses (i) through (vii) inclusive, of Section 3.02(b) received by the Servicer (including any amounts paid by the Servicer and the Seller and excluding (a) any amounts not required to be deposited in the Collection Account pursuant to Section 3.02(b), (b) Net Simple Interest Excess and (c) any amounts paid to the Servicer pursuant to Section 3.03(ii), (iii), (iv)(b), (v), (vi), (vii), (viii) and (ix) as of the related Determination Date) during the related Due Period and deposited into the Collection Account as of the Determination Date, (B) any amounts deposited into the Distribution Account from the related sub-account of the Spread Account pursuant to Section 4.01, (C) Insured Amounts, if any, and (D) any amounts deposited into the Distribution Account from the Simple Interest Excess Account.  No amount included in this definition by virtue of being described by any component of the definition thereof shall be included twice by virtue of also being described by any other component or otherwise.

Group 2 Base Spread Account Requirement: As such amount may be reduced from time to time in accordance with the provisions hereof: (a) with respect to any Distribution Date occurring during the period commencing after the Closing Date and ending on the later to occur of (i) the last day of the Due Period with respect to the Distribution Date occurring in [________] 200[__], and (ii) the Distribution Date upon which the Class A-2 Principal Balance is less than or equal to 50% of the Group 2 Cut-Off Date Principal Balance, [____]% of the Group 2 Cut-Off Date Principal Balance; and (b) with respect to each Distribution Date thereafter, the greater of (A) [____]% of the Aggregate Principal Balance of the Group 2 Mortgage Loans at the end of the related Due Period, (B) the greater of (1) [____]% of the Group 2 Cut-Off Date Principal Balance, and (2) the sum of the Principal Balances of the three largest outstanding Group 2 Mortgage Loans, and (C) the product of (x) two and (y) the excess of (1) [____]% of the outstanding Principal Balance of Group 2 Mortgage Loans more than 90 days delinquent or in foreclosure or held as REO Property as of the first day of the related Due Period over (2) five times the related Monthly Excess Spread Amount for such Distribution Date; provided, however, that the Group 2 Base Spread Amount Requirement shall not exceed the Aggregate Principal Balance of the Group 2 Mortgage Loans.

Group 2 Cut-Off Date Principal Balance:  $[_________].

Group 2 Excess Spread: With respect to any Distribution Date, the amount equal to the excess, if any, of the Group 2 Available Funds (exclusive of related Insured Amounts and amounts deposited into the Distribution Account from the related sub-account of the Spread Account) over the sum of the amounts distributed pursuant to Section 5.01(a)(i)-(v) related to Group 2.

Group 2 Monthly Excess Spread Amount: On any Distribution Date, the amount equal to the product of (i) 100%, and (ii) the amount of the Excess Spread, minus any Crosscollateralization Payment for the benefit of the other Group for that Distribution Date, relating to Group 2 as of such Distribution Date; provided, however, that the percentage set forth in clause (i) above may be reduced, solely at the discretion of the Certificate Insurer, at which time written notice shall be sent to the Seller, the Trustee, Standard & Poor’s and Moody’s.

I & I Payments:  Payments due and owing under the Insurance Agreement other than pursuant to Section 3.02(a), the first sentence of Section 3.02(b), Section 3.02(c), Section 3.02(d)(i), 3.03(b) and Section 3.04 of such agreement.

Index:  With respect to each Interest Rate Adjustment Date for a Mortgage Loan, the lowest reported prime rate published daily in The Wall Street Journal 45 days prior to the related Interest Rate Adjustment Date; or if no such rate is published on such date, the lowest reported prime rate published in The Wall Street Journal on the next day such rate is published, or, if the prime rate is no longer published in The Wall Street Journal, or any successor thereto, then such other index as the servicer shall reasonably select.

Insurance Agreement:  The Insurance and Indemnity Agreement dated as of the Closing Date among the Depositor, the Seller and the Certificate Insurer, including any amendments and supplements thereto.

Insurance Proceeds:  Proceeds paid by any insurer (other than the Certificate Insurer) pursuant to any insurance policy covering a Mortgage Loan or Mortgaged Property, or amounts required to be paid by the Servicer pursuant to Section 3.05, net of any component thereof (i) covering any expenses incurred by or on behalf of the Servicer in connection with obtaining such proceeds, (ii) that is applied to the restoration or repair of the related Mortgaged Property, (iii) released to the Mortgagor in accordance with the Servicer’s normal servicing procedures, or (iv) required to be paid to any holder of a mortgage senior to such Mortgage Loan.

Insured Amount:  The amount paid by the Certificate Insurer under the Certificate Insurance Policy.

Interest Distribution Amount:  As to each Distribution Date, and each Class of Class A and Class A-IO Certificates, an amount equal to the sum of (a) the related Class Monthly Interest Amount, and (b) the related Class Interest Carryover Shortfall, for such Distribution Date.

Interest Period:  As to each Distribution Date and the Group 1 Certificates, the period from the first day of the calendar month preceding the related Distribution Date through the last day of such calendar month on the basis of a 360-day year divided into twelve 30-day months.  As to each Distribution Date and the Group 2 Certificates, other than the first Distribution Date, the period beginning on the preceding Distribution Date and ending on the day preceding such Distribution Date, and in the case of the first Distribution Date, the period beginning on the Closing Date and ending on the day preceding the first Distribution Date, in each case on the basis of a 360 day year and the actual number of days elapsed.

Interest Rate Adjustment Date:  With respect to each Group 2 Mortgage Loan, the date or dates on which the Loan Rate is adjusted in accordance with the related Mortgage Note.

Latest Possible Maturity Date: With respect to Group 1 and Group 2, [________] 20[___] and [________] 20[___], respectively.

LIBOR:  As to any Interest Period as follows: the London Interbank offered rate for one-month United States dollar deposits in the London market as quoted on the Telerate Screen Page 3750 (as defined below) as of 11:00 A.M., London time, on the second LIBOR Business Day prior to the first day of such Interest Period (or as of two LIBOR Business Days prior to the Closing Date in the case of the first Interest Period). “Telerate Screen LIBOR Page 3750” means the display designated as page 3750 on the Bridge Telerate Service (or such other page as may replace page 3750 on that service for the purpose of displaying London Interbank offered rates of major banks). If such rate does not appear on such page (or such other page as may replace that page on that service, or if such service is no longer offered, such other service for displaying LIBOR or comparable rates as may be selected by the Trustee after consultation with the Seller and the Certificate Insurer), the rate will be the Reference Bank Rate.

LIBOR Business Day:  Any day other than (i) a Saturday or a Sunday, or (ii) a day on which banking institutions in the State of New York, the State of California or in the city of London, England are required or authorized by law to be closed.

Liquidated Mortgage Loan:  As to any Distribution Date, any Mortgage Loan in respect of which the Servicer has determined, in accordance with the servicing procedures specified herein, as of the end of the preceding Due Period, that all Liquidation Proceeds which it expects to recover with respect to the liquidation of the Mortgage Loan or disposition of the related REO Property have been recovered.

Liquidation Loan Losses:  For each Liquidated Mortgage Loan, the amount, if any, by which the Principal Balance thereof, plus accrued and unpaid interest thereon, plus unreimbursed Servicing Advances is in excess of the Liquidation Proceeds realized thereon.

Liquidation Proceeds:  Proceeds (including Insurance Proceeds, but not including amounts drawn under the Certificate Insurance Policy) received in connection with the liquidation of any Mortgage Loan or related REO Property, whether through trustee’s sale, foreclosure sale or otherwise.

Loan Losses:  The aggregate of the Liquidation Loan Losses for all Liquidated Mortgage Loans.

Loan Rate:  With respect to any Mortgage Loan as of any day, the per annum rate of interest applicable under the related Mortgage Note.

Margin:  As to any Group 2 Mortgage Loan, the percentage set forth as the “Margin” for such Mortgage Loan on the Mortgage Loan Schedule.

Monthly Advance:  An advance made by the Servicer pursuant to Section 3.16 hereof.

Monthly Excess Spread Amount:  Either the Group 1 Monthly Excess Spread Amount or the Group 2 Monthly Excess Spread Amount, as the context requires.

Monthly Payment:  The scheduled monthly payment of principal and/or interest required to be made by a Mortgagor on the related Mortgage Loan.

Monthly Principal Amount:  With respect to any Distribution Date and a Group, to the extent of funds available therefore, the sum of the following amounts (without duplication) (i) each payment of principal on a related Mortgage Loan received by the Servicer (exclusive of amounts described in clauses (ii) and (iii) below) during the related Due Period, including all related Principal Prepayments; (ii) the Principal Balance as of the end of the immediately preceding Due Period of a related Mortgage Loan that became a Liquidated Mortgage Loan during the related Due Period; (iii) all Insurance Proceeds and Net Liquidation Proceeds allocable to recoveries of principal of related Mortgage Loans that are not yet Liquidated Mortgage Loans received during the related Due Period and the amount received in connection with the termination of the Trust by the Servicer received during the related Due Period; (iv) the principal portion of the Purchase Price of any related Defective Mortgage Loan repurchased during such Due Period, and (v) any related Substitution Adjustment (other than the portion of Substitution Adjustments relating to Servicing Advances) required to be deposited in the Collection Account as of the related Determination Date.

Moody’s:  Moody’s Investors Service, Inc. or its successor in interest.

Mortgage:  The mortgage, deed of trust or other instrument creating a first or second lien on an estate in fee simple interest in real property securing a Mortgage Loan.

Mortgage File:  The mortgage documents listed in Section 2.01 pertaining to a particular Mortgage Loan and any additional documents required to be added to the Mortgage File pursuant to this Agreement.

Mortgage Loan Group: means the Mortgage Loans that relate to either Group 1 or Group 2, as the context requires.

Mortgage Loan Schedule:  With respect to any date, the schedule of Mortgage Loans constituting assets of the Trust, which shall, in all cases, include, at a minimum, the information set forth in the next sentence. The Mortgage Loan Schedule of Mortgage Loans as of the Cut-Off Date is the schedule set forth herein as Exhibit C, which schedule sets forth as to each Mortgage Loan (i) the Cut-Off Date Principal Balance, (ii) the account number, (iii) the original principal amount, (iv) the CLTV as of the date of the origination of the related Mortgage Loan, (v) the Due Date, (vi) the Loan Rate as of the Cut-Off Date, (vii) the first date on which a Monthly Payment is due under the Mortgage Note, (viii) the original stated maturity date of the Mortgage Note, (ix) the remaining number of months to maturity as of the Cut-Off Date, (x) the Mortgaged Property State, (xi) the type of property and (xii) the lien status.

Mortgage Loans:  The fixed-rate and adjustable-rate mortgage loans that are transferred and assigned to the Trustee pursuant to Sections 2.01 and 2.06, together with the Related Documents, exclusive of Mortgage Loans that are transferred to the Depositor, the Servicer or the Seller, as the case may be, from time to time pursuant to Sections 2.02, 2.04, or 3.17, as from time to time are held as a part of the Trust, such mortgage loans originally so held being identified in the Mortgage Loan Schedule delivered on the Closing Date.

Mortgage Note:  With respect to a Mortgage Loan, the note pursuant to which the related Mortgagor agrees to pay the indebtedness evidenced thereby which is secured by the related Mortgage.

Mortgaged Property:  The underlying property, including real property and improvements thereon, securing a Mortgage Loan.

Mortgaged Property State:  As to any Mortgage Loan, the state in which the related Mortgaged Property is located.

Mortgagor:  The obligor or obligors under a Mortgage Note.

Net Liquidation Proceeds:  With respect to any Liquidated Mortgage Loan, Liquidation Proceeds net of unreimbursed Servicing Fees, Servicing Advances and Monthly Advances with respect thereto, up to the unpaid Principal Balance of the Mortgage Loan plus accrued and unpaid interest thereon.

Net Loan Rate:  With respect to any Mortgage Loan as to any day, the Loan Rate less the Servicing Fee Rate.

Net Simple Interest Excess:  As of any Distribution Date and Group the excess, if any, of the aggregate amount of Simple Interest Excess for such Group over the aggregate amount of Simple Interest Shortfall for such Group for such Distribution Date.

Net Simple Interest Shortfall:  As of any Distribution Date and Group the excess, if any, of the aggregate amount of Simple Interest Shortfall for such Group over the aggregate amount of Simple Interest Excess for such Group for such Distribution Date.

Nonrecoverable Advances:  With respect to any Mortgage Loan, (i) any Servicing Advance or Monthly Advance previously made and not reimbursed pursuant to Section 3.03(ii), or (ii) a Servicing Advance or Monthly Advance proposed to be made in respect of a Mortgage Loan or REO Property which, in each case, in the good faith business judgment of the Servicer, as evidenced by an Officer’s Certificate delivered to the Certificate Insurer, the Seller and the Trustee no later than the Business Day following such determination, would not be ultimately recoverable pursuant to Sections 3.03(ii), 4.01(b)(ii), 4.01(c), and 5.01(a).

Notional Balance:  As to any Distribution Date and each Class of Class A-IO Certificates, an amount equal to the Aggregate Principal Balance of the related Group on the first day of the related Due Period.

Officer’s Certificate:  A certificate signed by the President, an Executive Vice President, a Senior Vice President, a First Vice President, a Vice President, Assistant Vice President, the Treasurer, Assistant Treasurer, Assistant Secretary, Controller or Assistant Controller of the Servicer and delivered to the Trustee.

Opinion of Counsel:  A written opinion of counsel reasonably acceptable to, but not at the expense of, the Trustee, who may be in-house counsel for the Servicer or the Depositor (except that any opinion relating to the qualification of the Trust as a REMIC or compliance with the REMIC Provisions must be an opinion of independent outside counsel) and who, in the case of opinions delivered to the Certificate Insurer and each of the Rating Agencies, is reasonably acceptable to it.

Optional Termination Date:  As defined in Section 10.01(a).

Original Class A Certificate Balance: Either the Original Class A-1 Certificate Balance or the Original Class A-2 Certificate Balance.

Original Class A-1 Certificate Balance:  $[__________].

Original Class A-2 Certificate Balance:  $[__________].

Original Class A-IO-F Notional Balance: $[__________].

Original Class A-IO-V Notional Balance: $[__________].

Original Class Certificate Balance: Either the Original Class A-1 Certificate Balance, or the Original Class A-2 Certificate Balance, as the context requires.

Original Mortgage Loans:  The Mortgage Loans identified on the Mortgage Loan Schedule, and conveyed, transferred, sold and assigned to, and deposited with, the Trustee pursuant to Section 2.01 hereof on the Closing Date.

Original Notional Balance:  Either the Original Class A-IO-F Notional Balance or the Original Class A-IO-V Notional Balance, as the context requires.

Ownership Interest:  As to any Certificate, an interest or security interest in such Certificate, including any interest in such Certificate as the Holder thereof and any other interest therein, whether direct or indirect, legal or beneficial, as owner or as pledgee.

Paying Agent:  Any paying agent appointed pursuant to Section 6.05.

Percentage Interest:  As to any Regular Certificate, the percentage obtained by dividing the principal denomination or Notional Balance, as applicable, of such Certificate by the aggregate of the principal denominations or Notional Balance, as applicable, of all Regular Certificates of the same Class. With respect to a Class R Certificate, the portion of the Class evidenced thereby as stated on the face thereof, which shall be either 99.999999% or, but only with respect to the Tax Matters Person Residual Interest held by the Tax Matters Person, 0.000001%.

Permitted Transferee:  Any Person other than (i) the United States, any State or any political subdivision thereof or any agency or instrumentality of any of the foregoing, (ii) a foreign government, international organization or any agency or instrumentality of either of the foregoing, (iii) an organization which is exempt from tax imposed by Chapter 1 of the code (including the tax imposed by section 511 of the Code on unrelated business taxable income) (except certain farmers’ cooperatives described in Code section 521) on any excess inclusions (as defined in Section 860E(c)(1)) with respect to any Class R Certificate, (iv) rural electric and telephone cooperatives described in Code section 1381 (a) (2) (C), (v) a Person that is not a citizen or resident of the United States, a corporation, partnership or other entity created or organized in or under the laws of the United States or any political subdivision thereof any estate, the income of which is subject to United States Federal income taxes regardless of source, or any trust described in Section 7701(a)(30) of the Code, after taking into consideration any amendments thereto and related effective dates and elections, and (vi) any other Person so designated by the Trustee based on an Opinion of Counsel to the effect that any transfer to such Person may cause the Trust to fail to qualify as a REMIC at any time the Certificates are outstanding. The terms “United States,” “State” and “international organization” shall have the meanings set forth in Code section 7701 or successor provisions. A corporation will not be treated as an instrumentality of the United States or of any State or political subdivision thereof if all of its activities are subject to tax and, with the exception of the Freddie Mac, a majority of its board of directors is not selected by such governmental unit.

Person:  Any individual, corporation, partnership, joint venture, association, joint-stock company, trust, unincorporated organization or government or any agency or political subdivision thereof.

Pool Factor: With respect to any Distribution Date, Class of Class A or Class A-IO Certificates and the related Mortgage Loan Group, the percentage, carried to nine places, obtained by dividing the related Class Principal Balance or related Notional Balance, as applicable, of such Class of Certificates for such Distribution Date by the related Original Class Certificate Balance or the related Original Notional Balance, as applicable.

Premium Amount:  As to any Distribution Date and, (a) Group 1, the product of one-twelfth of the related Premium Percentage and the related Class Principal Balance on the immediately preceding Distribution Date, (b) Group 2, the product of one-twelfth of the related Premium Percentage and the Class A-2 Principal Balance on the immediately preceding Distribution Date, in each case after giving effect to distributions of principal made on such Distribution Date, or, in the case of the first Distribution Date, the Closing Date.

Premium Percentage:  As defined in the Premium Side Letter.

Premium Side Letter:  The letter dated the Closing Date from the Certificate Insurer to the Seller and the Servicer setting forth the payment arrangements for the premium on the Certificate Insurance Policy and certain related expense payment arrangements.

Prepayment Assumption:  With respect to the Group 1 and Group 2 Mortgage Loans, a constant prepayment rate equal to [___]% and [___]%, respectively, per annum of the outstanding principal balance of the related Mortgage Loans.

Prepayment Interest Shortfall:  With respect to any Distribution Date, for each Mortgage Loan that was the subject during the related Due Period of a Principal Prepayment in part or in full, an amount equal to the excess, if any, of (i) 30 days’ interest on the related Principal Balance of such Mortgage Loan at the Net Loan Rate (or at such lower rate as may be in effect for such Mortgage Loan pursuant to application of the Civil Relief Act and/or any Debt Service Reduction), over (ii) the amount of interest actually remitted by the Mortgagor in connection with such Principal Prepayment less the Servicing Fee for such Mortgage Loan in such month.

Principal Balance:  As to any Mortgage Loan and any day, other than a Liquidated Mortgage Loan, the related Cut-Off Date Principal Balance, minus all collections credited against the Cut-Off Date Principal Balance of any such Mortgage Loan. For purposes of this definition, a Liquidated Mortgage Loan shall be deemed to have a Principal Balance equal to zero after the Due Period in which such Mortgage Loan becomes a Liquidated Mortgage Loan.

Principal Prepayment:  Any payment or other recovery of principal on a Mortgage Loan received in advance of the scheduled Due Date therefor and which is intended to satisfy such Mortgage Loan in part or in full.

Principal Shortfall Amount:  With respect to any Distribution Date and Certificate Group, the excess of the related Monthly Principal Amount for the preceding Distribution Date and any outstanding Principal Shortfall Amount on such preceding Distribution Date over the amount in respect of principal that is actually distributed to the related Class A Certificateholders on such preceding Distribution Date.

Prospectus:  The base prospectus dated [________] [___], 200[__].

Prospectus Supplement:  The prospectus supplement dated [________] [___], 200[__], relating to the offering of the Class A Certificates.

Purchase Agreement:  The Mortgage Loan Purchase Agreement, dated as of [________] [___], 200[__], between the Seller, as seller, and the Depositor, as purchaser, with respect to the Mortgage Loans.

Purchase Price:  As to any Defective Mortgage Loan repurchased on any date pursuant to Sections 2.02, 2.04 or 3.17, an amount equal to the sum of (i) the unpaid Principal Balance thereof, (ii) the greater of (a) all unpaid accrued interest thereon, and (b) 30 days’ interest thereon, computed at the applicable Loan Rate, and (iii) any unreimbursed Servicing Advances with respect to such Mortgage Loan; provided, however, that if at the time of repurchase the Seller is the Servicer, the amount described in clause (ii) shall be computed at the Net Loan Rate.

Rating Agency:  Any statistical credit rating agency, or its successor, that rated the Class A and Class A-IO Certificates at the request of the Depositor at the time of the initial issuance of the Certificates. If such agency or a successor is no longer in existence, “Rating Agency” shall be such statistical credit rating agency, or other comparable Person, designated by the Depositor with the consent of the Certificate Insurer, notice of which designation shall be given to the Trustee. References herein to the highest short term unsecured rating category of a Rating Agency shall mean “A-1+” or better in the case of Standard & Poor’s and “P-1” or better in the case of Moody’s, and, in the case of any other Rating Agency, shall mean such equivalent ratings. References herein to the highest long-term rating category of a Rating Agency shall mean “AAA” in the case of Standard & Poor’s and “Aaa” in the case of Moody’s, and in the case of any other Rating Agency, such equivalent rating.

Record Date:  As to each Distribution Date, the Business Day immediately preceding such Distribution Date; provided, however, if any Class A or Class A-IO Certificate becomes a Definitive Certificate, the Record Date for such Class A or Class A-IO Certificate shall be the last Business Day of the calendar month immediately preceding the calendar month in which the related Distribution Date occurs.

Reference Bank Rate:  As to any Interest Period as follows: the arithmetic mean (rounded upwards, if necessary, to the nearest one sixteenth of one percent) of the offered rates for United States dollar deposits for one month which are offered by the Reference Banks as of 11:00 A.M., London time, on the second LIBOR Business Day prior to the first day of such Interest Period to prime banks in the London interbank market for a period of one month in amounts approximately equal to the outstanding Class A-2 Class Principal Balance; provided, that at least two such Reference Banks provide such rate. If fewer than two offered rates are provided, LIBOR will be the arithmetic mean of the rates quoted by one or more major banks in New York City, selected by the Depositor after consultation with the Trustee and the Certificate Insurer, as of 11:00 A.M., New York City time, on such date for loans in U.S. Dollars to leading European Banks for a period of one month in amounts approximately equal to the outstanding Class Principal Balance.  If no such quotations can be obtained, LIBOR will be LIBOR applicable to the preceding Distribution Date.

Reference Banks:  Three major banks that are engaged in the London interbank market, selected by the Depositor after consultation with the Trustee.

Regular Certificates:  The Class A and Class A-IO Certificates.

Reimbursable Amounts:  As of any date of determination, an amount payable to the Servicer or the Seller with respect to (i) Monthly Advances and Servicing Advances not previously reimbursed, (ii) any advances reimbursable and not previously reimbursed pursuant to Section 3.03(vi), Section 5.01(a)(iv), Section 4.01(b)(ii) or Section 4.01(c), and (iii) any other amounts reimbursable to the Servicer or the Seller prior to a distribution to the Class R Certificateholders pursuant to this Agreement.

Related Documents:  As defined in Section 2.01.

Released Mortgaged Property Proceeds:  As to any Mortgage Loan, proceeds received by the Servicer in connection with (a) a taking of an entire Mortgaged Property by exercise of the power of eminent domain or condemnation, or (b) any release of part of the Mortgaged Property from the lien of the related Mortgage, whether by partial condemnation, sale or otherwise, which are not released to the Mortgagor in accordance with applicable law or second mortgage servicing standards the Servicer would use in servicing second mortgage loans for its own account and this Agreement.

REMIC:  A “real estate mortgage investment conduit” within the meaning of Section 860D of the Code.

REMIC Certificate Maturity Date:  The “latest possible maturity date” of the Regular Certificates as that term is defined in Section 2.10.

REMIC Change of Law:  Any proposed, temporary or final regulation, revenue ruling, revenue procedure or other official announcement or interpretation relating to the REMIC and the REMIC Provisions issued after the Closing Date.

REMIC Provisions:  Provisions of the federal income tax law relating to real estate mortgage investment conduits, which appear at Section 860A through 860G of Subchapter M of Chapter 1 of the Code, and related provisions, and regulations promulgated thereunder, as the foregoing may be in effect from time to time.

Remittance Amount:  As to any Distribution Date and each Group, the sum of the Interest Distribution Amount for each related Class of Class A and Class A-IO Certificates and the Class Principal Distribution for each related Class of Class A Certificates, in each case for such Distribution Date.

REO Property:  A Mortgaged Property that is acquired by the Servicer on behalf of the Trustee in foreclosure or by deed in lieu of foreclosure.

Required Basis Risk Reserve Fund Deposit:  For any Distribution Date, if the amount by which the Class A-2 Available Funds Cap exceeds the Class A-2 Certificate Rate by [___] basis points or less, the excess of (x) the greater of (1) $[_______] and (2) the Class A-2 Available Funds Cap Carryforward, over (y) the amount on deposit in the Basis Risk Reserve Fund prior to deposits thereto on such Distribution Date.

Residential Dwelling:  A one- to four-family residential dwelling, a unit in a planned unit development, a unit in a condominium development or a townhouse.

Responsible Officer:  When used with respect to the Trustee, any vice president, associate or officer of the Trustee with direct responsibility for the administration of this Agreement and also, with respect to a particular matter, any other officer to whom such matter is referred because of such officer’s knowledge of and familiarity with the particular subject. When used with respect to the Seller or Servicer, the President or any Vice President, Assistant Vice President or any Secretary or Assistant Secretary.

SAIF:  The Savings Association Insurance Fund, as from time to time constituted, created under the Financial Institutions Reform, Recovery and Enhancement Act of 1989, or if at any time after the execution of this instrument the Savings Association Insurance Fund is not existing and performing duties now assigned to it, the body performing such duties on such date.

Sarbanes-Oxley Act: The Sarbanes-Oxley Act of 2002.

Seller:  [Seller], a [__________], or any successor thereto, as seller under the Purchase Agreement.

Servicer:  [Servicer], a [__________], or any successor thereto or any successor hereunder.

Servicer Termination Delinquency Event:  A Servicer Termination Delinquency Event will have occurred with respect to any Due Period if the average outstanding Principal Balance of Mortgage Loans in the Trust that are 60 days or more delinquent, in foreclosure or that are REO Property over the prior 6 months, each computed as of the first day of the related Due Period, is greater than or equal to [____]% of the Aggregate Principal Balance of the Mortgage Loans as of the first day of the most recent Due Period.

Servicer Termination Loss Event:  A Servicer Termination Loss Event will have occurred with respect to any Due Period if as of the first day of such Due Period, the cumulative Loan Losses since the Cut-Off Date are greater than or equal to (A) if the first day of the Due Period is prior to [________] [___], 200[__], [____]% of the Cut-Off Date Pool Principal Balance, (B) if the first day of the Due Period is on or after [________] [___], 200[__] and prior to [________] [___], 200[__],[____]% of the Cut-Off Date Pool Principal Balance, (C) if the first day of such Due Period is on or after [________] [___], 200[__] and prior to [________] [___], 200[__],[____]% of the Cut-Off Date Pool Principal Balance, (D) if the first day of such Due Period is on or after [________] [___], 200[__] and prior to [________] [___], 200[__],[____]% of the Cut-Off Date Pool Principal Balance, or (E) if the first day of such Due Period is on or after [________] [___], 200[__],[____]% of the Cut-Off Date Pool Principal Balance.

Servicing Advances:  All reasonable and customary unanticipated “out of pocket” costs and expenses incurred in the performance by the Servicer of its servicing obligations, including, but not limited to, the cost of (i) the preservation, restoration and protection of the Mortgaged Properties, (ii) any enforcement or judicial proceedings, including foreclosures, (iii) the management and liquidation of the Mortgaged Properties, including reasonable fees paid to any independent contractor in connection therewith, (iv) compliance with the obligations under Sections 3.04, 3.07 or 3.20, and (v) in connection with the liquidation of a Mortgage Loan, expenditures relating to the purchase or maintenance of the First Lien pursuant to Section 3.18, all of which reasonable and customary unanticipated out-of-pocket costs and expenses are reimbursable to the Servicer to the extent provided in Section 3.03(ii), 3.03 (viii), 3.07, 4.01(b)(ii), 4.01(c) and 5.01(a)(v). The expenses the Servicer is required to bear pursuant to Section 3.09 are not Servicing Advances.

Servicing Certificate:  A certificate completed and executed by a Servicing Officer on behalf of the Servicer.

Servicing Compensation:  The Servicing Fee and other amounts to which the Servicer is entitled pursuant to Section 3.09.

Servicing Fee:  As to each Mortgage Loan, the annual fee payable to the Servicer, which is calculated at the Servicing Fee Rate as specified in Section 1.02 on the Principal Balance thereof.

Servicing Fee Rate:  [____]%.

Servicing Officer:  Any officer of the Servicer involved in, or responsible for, the administration and servicing of the Mortgage Loans whose name and specimen signature appear on a list of servicing officers furnished to the Trustee (with a copy to the Certificate Insurer) by the Servicer, as such list may be amended from time to time.

Simple Interest Excess:  As of any Distribution Date and for each Simple Interest Qualifying Loan, the excess, if any, of (i) the portion of the related Monthly Payment actually applied to the payment of interest pursuant to the terms of such Mortgage Loan with respect to the related Due Period, net of the Servicing Fee, over (ii) 30 days’ interest calculated based on a 360-day year on the Principal Balance of such Mortgage Loan at the Net Loan Rate.

Simple Interest Excess Account:  As described in Section 5.03.

Simple Interest Loan:  Any Mortgage Loan as to which, pursuant to the Mortgage Note related thereto, interest is calculated and charged to the Mortgagor on the basis of the outstanding principal balance of the Mortgage Loan multiplied by the applicable Loan Rate and further multiplied by a fraction, of which the numerator is the number of days in the period elapsed since the date to which interest was last paid and the denominator is the number of days in the annual period for which interest accrues on such Mortgage Loan, and the Monthly Payment received is applied first to interest accrued to the date of payment and the balance is applied to reduce the unpaid principal balance.

Simple Interest Qualifying Loan:  As of any Distribution Date, each Simple Interest Loan other than (a) one that was prepaid in full during the related Due Period, or (b) one as to which no payment of interest was made during the related Due Period.

Simple Interest Shortfall:  As of any Distribution Date and for each Simple Interest Qualifying Loan, the excess, if any, of (i) 30 days’ interest calculated based on a 360-day year on the Principal Balance of such Mortgage Loan at the Net Loan Rate, over (ii) the portion of the related Monthly Payment actually applied to the payment of interest pursuant to the terms of such Mortgage Loan with respect to the related Due Period, net of the Servicing Fee.

Spread Account:  The account (consisting of two sub-accounts, each of which relates to a Group) maintained pursuant to Section 4.01 which account shall not be an asset of the portion of the Trust for which a REMIC election is made.  The Spread Account will be accounted for by the Trustee as an “outside reserve fund” within the meaning of Treasury Regulation section 1.8606-2(h) established and maintained pursuant to Section 4.01.  The Spread Account shall not be treated as an asset of the REMIC.  Owners of the Spread Account for federal tax purposes shall be the Class R Certificateholders.

Spread Account Excess:  As defined in Section 4.01 hereof.

Standard & Poor’s:  Standard & Poor’s Ratings Group, a division of The McGraw-Hill Companies, Inc., or its successor in interest.

Startup Day:  The day designated as such pursuant to Section 2.09 hereof.

Subservicer:  Any Person with whom the Servicer has entered into a Subservicing Agreement and who satisfies the requirements set forth in Section 3.01(b) hereof in respect of the qualification of a Subservicer.

Subservicing Agreement:  Any agreement between the Servicer and any Subservicer relating to subservicing and/or administration of certain Mortgage Loans as provided in Section 3.01(b), a copy of which shall be delivered, along with any modifications thereto, to the Trustee and the Certificate Insurer.

Substitution Adjustment:  As to any date on which a substitution occurs pursuant to Section 2.06, the excess of (1) the aggregate Principal Balances of all Defective Mortgage Loans to be replaced by Eligible Substitute Mortgage Loans (after application of principal payments received on or before the date of substitution of any Eligible Substitute Mortgage Loans as of the date of substitution), together with the greater of (a) all accrued and unpaid interest thereon and (b) 30 days’ interest calculated on a 360-day year thereon at the Loan Rate (or Net Loan Rate if the Seller is the Servicer), plus the amount of any unreimbursed Servicing Advances made by the Servicer with respect to such Defective Mortgage Loan, over (2) the aggregate Principal Balances of such Eligible Substitute Mortgage Loans.

Tax Matters Person Residual Interest:  A 0.000001% in the Class R Certificates, which shall be issued to and held by the Trustee.

Trust:  The trust created by this Agreement, the corpus of which consists of the Mortgage Loans, such assets as shall from time to time be deposited in the Collection Account, the Spread Account, and/or the Distribution Account in accordance with this Agreement, property that secured a Mortgage Loan and that has become REO Property, certain hazard insurance policies maintained by the Mortgagors or the Servicer in respect of the Mortgage Loans, the Policy, an assignment of certain of the Depositor’s rights under the Purchase Agreement and all proceeds of each of the foregoing.

Trustee:  [Trustee], or any successor Trustee appointed in accordance with this Agreement that has accepted such appointment in accordance with this Agreement.

UCC:  The Uniform Commercial Code, as amended from time to time, as in effect in any specified jurisdiction.

Valuation:  With respect to any Mortgaged Property at the time referred to herein, the Appraised Value of the Mortgaged Property based upon the most recent appraisal made by or on behalf of the Servicer or the originator of the related Mortgage Loan.

Voting Rights:  The portion of the voting rights of all Certificates which is allocated to any Certificate.  At all times the Class A Certificates shall have 99% of the Voting Rights; and the Class A-IO Certificates shall have 1% of the Voting Rights.

Section 1.02

Interest Calculations.

All calculations of interest hereunder that are made in respect of the Principal Balance of a Mortgage Loan shall be made on the basis of a 360-day year divided into twelve 30-day months.   Interest on the Class A-1, Class A-IO-F, and Class A-IO-V Certificates accrues based upon the calendar month preceding the related distribution date on the basis of a 360-day year divided into twelve 30-day months.   Interest on the Class A-2 Certificates will accrue from the preceding Distribution Date (or in the case of the first Distribution Date, from the Closing Date) through the day preceding such Distribution Date on the basis of a 360-day year and the actual number of days elapsed.  The calculation of the Servicing Fee, with respect to each Group, shall be made in the same manner as described in the first sentence of this section for the Group 1 and Group 2 Mortgage Loans. All dollar amounts calculated hereunder shall be rounded to the nearest penny with one-half of one penny being rounded down.  For purposes of applying the Class A-2 Available Funds Cap, the rate determined under such cap shall be adjusted to account for the day count convention applicable to the Class A-2 Certificates and the Class A-IO-V Certificates.

ARTICLE II

Conveyance of Mortgage Loans;

Original Issuance of Certificates;

Tax Treatment

Section 2.01

Conveyance of Mortgage Loans.

(a)

The Depositor, concurrently with the execution and delivery of this Agreement, does hereby transfer, assign, set over and otherwise convey to the Trust without recourse (subject to Sections 2.02 and 2.04)(i) all of its right, title and interest in and to each Mortgage Loan, including the related Cut-Off Date Principal Balance, all interest accruing thereon after the related Due Date in [__________] 200[__] and all collections in respect of principal received after the Cut-Off Date (other than payments in respect of accrued interest on the Mortgage Loans through the related Due Date in [__________] 200[__]); (ii) property which secured such Mortgage Loan and which has been acquired by foreclosure or deed in lieu of foreclosure; (iii) its interest in any insurance policies in respect of the Mortgage Loans; (iv) all proceeds of any of the foregoing; and (v) the Depositor’s rights under the Purchase Agreement (other than any rights of the Depositor to indemnification under Section 6.1(a), (c), (d) and (e)(ii) of the Purchase Agreement), together with all rights of the Depositor to require the Seller to cure any breach thereof or to repurchase or substitute for any affected Mortgage Loan in accordance with the Purchase Agreement. In addition, on or prior to the Closing Date, the Depositor shall cause the Certificate Insurer to deliver the Certificate Insurance Policy to the Trustee.

In connection with such transfer, assignment and conveyance by the Depositor, the Depositor shall deliver to, and deposit with the Trustee, on or before the Closing Date, the following documents or instruments with respect to each Mortgage Loan (the “Related Documents”):

(i)

The original Mortgage Note, with all prior and intervening endorsements showing a complete chain of endorsements from the originator of the Mortgage Loan to the Person so endorsing the Mortgage Loan to the Trustee, endorsed by such Person “Pay to the order of [Trustee], as Trustee for [Trust] without recourse” and signed, by facsimile or manual signature, in the name of the Seller by a Responsible Officer;

(ii)

Any of: (1) the original Mortgage, and related power of attorney, if any, with evidence of recording thereon, (2) a copy of the Mortgage and related power of attorney, if any, certified as a true copy of the original Mortgage or power of attorney by a Responsible Officer of the Seller or by the closing attorney by facsimile or manual signature, or by an officer of the title insurer or agent of the title insurer that issued the related title insurance policy if the original has been transmitted for recording until such time as the original is returned by the public recording office, or (3) a copy of the original recorded Mortgage and related power of attorney, if any, certified by the public recording office;

(iii)

The original Assignment of Mortgage in recordable form, from the Seller to “[Trustee], as Trustee for [Trust]”;

(iv)

The original lender’s policy of title insurance or a true copy thereof, or if such original lender’s title insurance policy has been lost, a copy thereof certified by the appropriate title insurer to be true and complete, or if such lender’s title insurance policy has not been issued as of the Closing Date, a marked up commitment (binder) to issue such policy;

(v)

All intervening assignments, if any, showing a complete chain of assignments from the originator to the Seller, including any recorded warehousing assignments, with evidence of recording thereon, certified by a Responsible Officer of the Seller by facsimile or manual signature as a true copy of the original of such intervening assignments; and

(vi)

Originals of all assumption, written assurance, substitution and modification agreements, if any.

In instances where the original recorded Mortgage cannot be delivered by the Depositor to the Trustee prior to or concurrently with the execution and delivery of this Agreement, due to a delay in connection with recording, the Depositor may in lieu of delivering such original recorded Mortgage, deliver to the Trustee a copy thereof, provided that the Seller certifies that the original Mortgage has been delivered to a title insurance company for recordation after receipt of its policy of title insurance or binder therefor. In all such instances, the Depositor will deliver or cause to be delivered the original recorded Mortgage to the Trustee promptly upon receipt of the original recorded Mortgage but in no event later than one year after the Closing Date.

The Seller hereby confirms to the Trustee that it has caused the portions of the Electronic Ledger relating to the Mortgage Loans to be clearly and unambiguously marked, and has made the appropriate entries in its general accounting records, to indicate that such Mortgage Loans have been transferred to the Trustee and constitute part of the Trust in accordance with the terms of the trust created hereunder.

(b)

The parties hereto intend that the transaction set forth herein be a sale by the Depositor to the Trust of all the Depositor’s right, title and interest in and to the Mortgage Loans and other property described above. In the event the transaction set forth herein is deemed not to be a sale, the Depositor hereby grants to the Trust a security interest in all of the Depositor’s right, title and interest in, to and under the Mortgage Loans and other property described above; and this Agreement shall constitute a security agreement under applicable law.

(c)

Within 60 days of the Closing Date, the Seller, at its own expense, shall either (i) prepare and send for recording the Assignments of Mortgage in favor of the Trustee in the appropriate real property or other records, or (ii) deliver to the Trustee the Assignments of Mortgage in favor of the Trustee in form for recordation.  With respect to any Assignment of Mortgage as to which the related recording information is unavailable within 60 days following the Closing Date, such Assignment of Mortgage shall be submitted for recording by the Seller within 30 days after receipt of such information but in no event later than one year after the Closing Date. The Trustee shall be required to retain a copy of each Assignment of Mortgage submitted for recording. In the event that any such Assignment of Mortgage is lost or returned unrecorded because of a defect therein, the Seller shall promptly prepare a substitute Assignment of Mortgage or cure such defect, as the case may be, and thereafter the Seller shall be required to submit each such Assignment of Mortgage for recording. Any failure of the Seller to comply with this Section 2.01(c) shall result in the obligation of the Seller to purchase or substitute for the related Mortgage Loans pursuant to the provisions of Section 2.02.  Notwithstanding the foregoing, however, for administrative convenience and facilitation of servicing and to reduce closing costs, the Assignments of Mortgage shall not be required to be submitted for recording (except with respect to any Mortgage Loan located in Maryland) unless such failure to record would result in a withdrawal or a downgrading by any Rating Agency of the rating on any Class of Certificates without regard to the Certificate Insurance Policy; provided further, however, each Assignment of Mortgage shall be submitted for recording by the Servicer (in its capacity as Seller) in the manner described above, at no expense to the Trust or the Trustee, upon the earliest to occur of: (i) reasonable direction by the Certificate Insurer or by the Holders of Class A and Class A-IO Certificates entitled to at least 25% of the Voting Rights, (ii) the occurrence of a Servicer Termination Loss Event, (iii) the occurrence of a bankruptcy, insolvency or foreclosure relating to the Seller, (iv) the occurrence of a servicing transfer as described in Section 7.02 hereof, (v) if the Seller is not the Servicer and (vi) with respect to any one Assignment of Mortgage, the occurrence of a bankruptcy, insolvency or foreclosure relating to the Mortgagor under the related Mortgage.  Notwithstanding the foregoing, if the Servicer is unable to pay the cost of recording the Assignments of Mortgage, such expense will be paid by the Trustee and shall be reimbursable pursuant to Section 9.05 of this Agreement.

(d)

The Trustee agrees, for the benefit of Certificateholders, within 90 days after execution and delivery of this Agreement, to review the Mortgage Files to ascertain that all required documents set forth in paragraphs (i) - (v) of Section 2.01(a) have been executed and received, and that such documents relate to the Mortgage Loans identified on the Mortgage Loan Schedule and that the Mortgage Notes have been endorsed as set forth in Section 2.01(a), and in so doing the Trustee may rely on the purported due execution and genuineness of any signature thereon.  If within such 90-day period the Trustee finds any document constituting a part of a Mortgage File not to have been executed or received or to be unrelated to the Mortgage Loans identified in said Mortgage Loan Schedule or, if in the course of its review, the Trustee determines that such Mortgage File is otherwise defective in any material respect, the Trustee shall promptly upon the conclusion of its review notify the Seller, the Depositor and the Certificate Insurer, and the Seller shall have a period of 90 days after such notice within which to correct or cure any such defect.

(e)

The Trustee shall have no responsibility for reviewing any Mortgage File except as expressly provided in subsection (d) of Section 2.01. Without limiting the effect of the preceding sentence, in reviewing any Mortgage File pursuant to such subsection, the Trustee shall have no responsibility for determining whether any document is valid and binding, whether the text of any assignment or endorsement is in proper or recordable form (except, if applicable, to determine if the Trustee is the assignee or endorsee), whether any document has been recorded in accordance with the requirements of any applicable jurisdiction, or whether a blanket assignment is permitted in any applicable jurisdiction, but shall only be required to determine whether a document has been executed, that it appears to be what it purports to be, and, where applicable, that it purports to be recorded, but shall not be required to determine whether any Person executing any document is authorized to do so or whether any signature thereon is genuine.

Section 2.02

Acceptance by Trustee.

The Trustee hereby acknowledges its receipt of the Certificate Insurance Policy and the sale and assignment of the Mortgage Loans, and, subject to the review and period for delivery provided for in Section 2.01, its receipt of the Mortgage Files, and declares that the Trustee holds and will hold such documents and all amounts received by it thereunder and hereunder in trust, upon the terms herein set forth, for the use and benefit of all present and future Certificateholders and the Certificate Insurer. If the Seller is given notice under Section 2.01(d) above and if the Seller does not correct or cure such omission or defect within the 90-day period specified in Section 2.01(d) above, the Seller shall purchase such Mortgage Loan from the Trustee (i) on the Determination Date in the month following the month in which such 90-day period expired at the Purchase Price of such Mortgage Loan, or (ii) upon the expiration of such 90-day period at the Purchase Price of such Mortgage Loan if the omission or defect would result in the related Mortgage Loan not being a Qualified Mortgage Loan for purposes of Section 860G(a)(3) of the Code. The Purchase Price for the purchased Mortgage Loan shall be deposited in the Collection Account no later than the applicable Determination Date or the Business Day preceding the expiration of such 90-day period, as the case may be, and, upon receipt by the Trustee of written notification of such deposit, signed by an officer of the Seller, the Trustee shall release to the Seller the related Mortgage File and the Trustee shall execute and deliver such instruments of transfer or assignment, in each case without recourse, as shall be necessary to vest in the Seller or its designee any Mortgage Loan released pursuant hereto. It is understood and agreed that the obligation of the Seller to purchase any Mortgage Loan as to which a material defect in or omission of a constituent document exists shall constitute the sole remedy against the Seller respecting such defect or omission available to the Certificate Insurer, the Certificateholders or the Trustee on behalf of Certificateholders. An Opinion of Counsel to the effect set forth in Section 2.06(c) shall be delivered to the Trustee in connection with any such repurchase.

The Servicer, promptly following the transfer of (i) a Defective Mortgage Loan from, or (ii) an Eligible Substitute Mortgage Loan to the Trust pursuant to this Section and Section 2.06, as the case may be, shall amend the Mortgage Loan Schedule, appropriately mark the Electronic Ledger and make appropriate entries in its general account records to reflect such transfer and the addition of any Eligible Substitute Mortgage Loan, if applicable.

Section 2.03

Representations, Warranties and Covenants Regarding the Seller and the Servicer.

(I)  Each of the Seller and the Servicer represent and warrant that, as of the Closing Date:

(a)

The Seller and Servicer is duly organized, validly existing, and in good standing under the laws of the United States of America and has all licenses necessary to carry on its business as now being conducted and is licensed, qualified and in good standing in each Mortgaged Property State if the laws of such state require licensing or qualification in order to conduct business of the type conducted by the Seller and Servicer and to perform its obligations as Seller and Servicer hereunder; the Seller and Servicer has the full power and authority corporate and otherwise to own its property, to carry on its business as presently conducted to execute and deliver this Agreement and to perform in accordance herewith; the execution, delivery and performance of this Agreement (including all instruments of transfer to be delivered pursuant to this Agreement) by the Seller and Servicer and the consummation of the transactions contemplated hereby have been duly and validly authorized by all necessary action; this Agreement evidences the valid, binding and enforceable obligation of the Seller and Servicer; and all requisite action has been taken by the Seller and Servicer to make this Agreement valid, binding and enforceable upon the Seller and Servicer in accordance with its terms, except as such enforcement may be limited by bankruptcy, insolvency, reorganization, receivership, moratorium and other, similar laws relating to or affecting creditors’ rights generally or by the application of general equitable principles in any proceeding, whether at law or in equity;

(b)

All actions, approvals, consents, waivers, exemptions, variances, franchises, orders, permits, authorizations, rights and licenses required to be taken, given or obtained, as the case may be, by or from any federal, state or other governmental authority or agency that are necessary in connection with the purchase and sale of the Mortgage Loans and the execution and delivery by the Seller and Servicer of the documents relating to the transactions contemplated by this Agreement, and the Purchase Agreement in the case of the Seller, to which it is a party, have been duly taken, given or obtained, as the case may be, are in full force and effect, are not subject to any pending proceedings or appeals (administrative, judicial or otherwise) and either the time within which any appeal therefrom may be taken or review thereof may be obtained has expired or no review thereof may be obtained or appeal therefrom taken, and are adequate to authorize the consummation of the transactions contemplated by this Agreement and the other documents on the part of the Seller and Servicer and the performance by the Seller and Servicer of its obligations as Seller or Servicer under this Agreement and such of the other documents to which it is a party;

(c)

The consummation of the transactions contemplated by this Agreement will not result in the breach of any terms or provisions of the charter or bylaws of the Seller and Servicer or result in the breach of any term or provision of, or conflict with or constitute a default under or result in the acceleration of any obligation under, any material agreement, indenture, contract or loan or credit agreement or other material instrument to which the Seller and Servicer or its property is subject, or result in the violation of any law, rule, regulation, order, judgment or decree to which the Seller and Servicer or its property is subject;

(d)

Neither this Agreement nor any statement, report or other document prepared by the Seller and furnished or to be furnished pursuant to this Agreement or in connection with the transactions contemplated hereby contains any untrue statement of material fact or omits to state a material fact necessary to make the statements contained herein or therein, in the light of the circumstances under which they were made, not misleading;

(e)

There is no action, suit, proceeding or investigation pending or, to the best of the knowledge of the Seller and Servicer, threatened, before any court, administrative agency or tribunal against the Seller and Servicer which, either in any one instance or in the aggregate, may result in any material adverse change in the business, operations, financial condition, properties or assets of the Seller and Servicer or in any material prohibition or impairment of the right or ability of the Seller and Servicer to carry on its business substantially as now conducted, or in any material liability on the part of the Seller and Servicer or which would draw into question the validity or enforceability of this Agreement or the Mortgage Loans or of any action taken or to be taken in connection with the obligations of the Seller and Servicer contemplated herein, or which would be likely to impair materially the ability of the Seller and Servicer to perform under the terms of this Agreement or that might prohibit its entering into this Agreement or the consummation of any of the transactions contemplated hereby;

(f)

The Seller and Servicer is not in violation of or in default with respect to, and the execution and delivery of this Agreement by the Seller and Servicer and its performance of and compliance with the terms hereof will not constitute a violation or default with respect to, any order or decree of any court or any order, regulation or demand of any federal, state, municipal or governmental agency, which violation or default might have consequences that would materially and adversely affect the condition (financial or other) or operations of the Seller and Servicer or its properties or might have consequences that would materially and adversely affect its performance hereunder or under any Subservicing Agreement;

(g)

With respect to any Mortgage Loan purchased by the Seller, the Seller acquired title to the Mortgage Loan in good faith, without notice of any adverse claim; and

(h)

The Servicer is an approved seller/servicer of conventional first and second mortgage loans for Fannie Mae and an approved seller/servicer of conventional second mortgage loans for Freddie Mac in good standing, and the Servicer’s deposits are insured by the FDIC to the maximum extent permitted by law.

The representations and warranties set forth in this Section shall survive the sale and assignment of the Mortgage Loans to the Trust. Upon discovery of a breach of any representations and warranties which materially and adversely affects the interests of the Certificateholders or the Certificate Insurer, the Person discovering such breach shall give prompt written notice to the other parties and to the Certificate Insurer. Within 60 days of its discovery or its receipt of notice of breach, or, with the prior written consent of a Responsible Officer of the Trustee, such longer period specified in such consent, the Servicer shall cure such breach in all material respects.

(II)  Covenant to be Official Record of the Seller.  So long as the Certificates remain outstanding, this Agreement shall be treated as an official record of the Seller within the meaning of Section 13 (e) of the Federal Deposit Insurance Act (12 USC 1823 (e)).

Section 2.04

Representations and Warranties of the Seller Regarding the Mortgage Loans.

(a)

The Seller represents and warrants to the Trustee on behalf of the Certificateholders as follows as of the Cut-Off Date (or such other date specified) with respect to the Mortgage Loans:

(i)

The information with respect to each Mortgage Loan set forth in the Mortgage Loan Schedule is true and correct in all material respects as of the Cut-Off Date;

(ii)

All of the original or certified documentation set forth in Section 2.01 (including all material documents related thereto) have been delivered to the Trustee on the Closing Date;

(iii)

Each Mortgaged Property is improved by a one- to four-family Residential Dwelling, which, to the best of the Seller’s knowledge, does not include cooperatives or (other than with respect to 3 and 4 Mortgage Loans representing [____]% and [____]% of the Aggregate Principal Balance of the Group 1 and Group 2 Mortgage Loans, respectively, as of the Cut-Off Date for which the related Mortgaged Property is attached to real estate) mobile homes and does not constitute anything other than real property under state law;

(iv)

Each Mortgage Loan is being serviced by the Servicer;

(v)

Each Mortgage Loan has an original term to maturity from the date on which the first Monthly Payment is due of not more than 30 years;

(vi)

Except for [____]% of the Group 1 Mortgage Loans that are Balloon Loans, all of the Group 1 and Group 2 Mortgage Loans have Mortgage Notes that provide for Monthly Payments that will adjust annually (other than during the first 12 months following origination) with changes to the related Loan Rate, which, if timely paid, are sufficient to fully amortize the principal balance of such Mortgage Note on or before its maturity date and to pay interest at the applicable Loan Rate from time to time in effect;

(vii)

Each Mortgage is a valid and subsisting first or second lien of record on the Mortgaged Property subject, in the case of any second Mortgage Loan, only to a First Lien on such Mortgaged Property and subject in all cases to the exceptions to title set forth in the title insurance policy with respect to the related Mortgage Loan, which exceptions are generally acceptable to second mortgage lending companies, and such other exceptions to which similar properties are commonly subject and which do not individually, or in the aggregate, materially and adversely affect the benefits of the security intended to be provided by such Mortgage. Any security agreement, chattel mortgage or equivalent document related to the Mortgage and delivered to the Trustee establishes in the Seller a valid and subsisting lien on the property described therein, and the Seller has full right to assign the same to the Trustee;

(viii)

Except with respect to liens released immediately prior to the transfer herein contemplated, each Mortgage Note and related Mortgage have not been assigned or pledged and immediately prior to the transfer and assignment herein contemplated, the Seller held good, marketable and indefeasible title to, and was the sole owner and holder of, each Mortgage Loan subject to no liens, charges, mortgages, claims, participation interests, equities, pledges or security interests of any nature, encumbrances or rights of others (collectively, a “Lien”); the Seller has full right and authority under all governmental and regulatory bodies having jurisdiction over the Seller, subject to no interest or participation of, or agreement with, any party, to sell and assign the same pursuant to this Agreement; and immediately upon the transfer and assignment herein contemplated, the Depositor will hold good, marketable and indefeasible title, to, and be the sole owner of, each Mortgage Loan subject to no Liens;

(ix)

No Mortgage Loans was 30 or more days delinquent as of the Cut-Off Date and no Mortgage Loan has been 30 or more days delinquent more than twice during the twelve months prior to the Cut-Off Date;

(x)

To the best of the Seller’s knowledge, there is no delinquent tax, fee or assessment lien on any Mortgaged Property, and each Mortgaged Property is free of material damage and is in average repair;

(xi)

No Mortgage Loan is subject to any right of rescission, set-off, counterclaim or defense, including the defense of usury, nor will the operation of any of the terms of any Mortgage Note or Mortgage, or the exercise of any right thereunder, render either the Mortgage Note or the Mortgage unenforceable in whole or in part, or subject to any right of rescission, set-off, counterclaim or defense, including the defense of usury, and no such right of rescission, set-off, counterclaim or defense has been asserted with respect thereto;

(xii)

To the best of the Seller’s knowledge, there is no mechanics’ lien or claim for work, labor or material affecting any Mortgaged Property which is or may be a lien prior to, or equal or coordinate with, the lien of the related Mortgage, and no rights are outstanding that under law could give rise to such a lien except those which are insured against by the title insurance policy referred to in Section 2.04(xiv) below;

(xiii)

Each Mortgage Loan at the time it was made complied in all material respects with applicable state and federal laws and regulations, including, without limitation, usury, equal credit opportunity, consumer credit, truth-in-lending and disclosure laws;

(xiv)

With respect to each Mortgage Loan, a lender’s title insurance policy, issued in standard American Land Title Association or California Land Title Association form, or other form acceptable in a particular jurisdiction, by a title insurance company authorized to transact business in the state in which the related Mortgaged Property is situated, together with a condominium endorsement, if applicable, in an amount at least equal to the original principal balance of such Mortgage Loan insuring the mortgagee’s interest under the related Mortgage Loan as the holder of a valid first or second mortgage lien of record on the real property described in the Mortgage, subject only to the exceptions of the character referred to in Section 2.04 (vii) above, was valid and in full force and effect on the date of the origination of such Mortgage Loan and as of the Closing Date;

(xv)

The improvements upon each Mortgaged Property are covered by a valid and existing hazard insurance policy with a generally acceptable carrier that provides for fire and extended coverage representing coverage described in Sections 3.04 and 3.05 of this Agreement;

(xvi)

A flood insurance policy is in effect with respect to each Mortgaged Property with a generally acceptable carrier in an amount representing coverage described in Sections 3.04 or 3.05 of this Agreement, if and to the extent required by Sections 3.04 or 3.05 of this Agreement;

(xvii)

Each Mortgage and Mortgage Note is the legal, valid and binding obligation of the related Mortgagor and is enforceable in accordance with its terms, except only as such enforcement may be limited by bankruptcy, insolvency, reorganization, moratorium or other similar laws affecting the enforcement of creditors’ rights generally and by general principles of equity (whether considered in a proceeding or action in equity or at law), and all parties to each Mortgage Loan and the Mortgagee had full legal capacity to execute all Mortgage Loan documents and to convey the estate therein purported to be conveyed;

(xviii)

The Seller has directed the Servicer to perform any and all acts required to be performed to preserve the rights and remedies of the Trustee in any insurance policies applicable to the Mortgage Loans including, without limitation, any necessary notifications of insurers, assignments of policies or interests therein, and establishments of co-insured, joint loss payee and mortgagee rights in favor of the Trustee;

(xix)

The terms of the Mortgage Note and the Mortgage have not been impaired, altered or modified in any material respect, except by a written instrument which has been recorded or is in the process of being recorded, if necessary, to protect the interests of the Certificateholders and the Certificate Insurer and which has been or will be delivered to the Trustee. The substance of any such alteration or modification is reflected on the related Mortgage Loan Schedule and was approved, if required, by the related primary mortgage guaranty insurer, if any. Each original Mortgage was recorded, and all subsequent assignments of the original Mortgage have been recorded in the appropriate jurisdictions wherein such recordation is necessary to perfect the lien thereof as against creditors of the Seller, or, subject to Section 2.01 hereof, are in the process of being recorded or an Opinion of Counsel has been delivered pursuant to Section 2.01(c);

(xx)

No instrument of release or waiver has been executed in connection with the Mortgage Loan, and no Mortgagor has been released, in whole or in part;

(xxi)

To the best of the Seller’s knowledge, there are no defaults in complying with the terms of the Mortgage, and either (1) any taxes, governmental assessments, insurance premiums, water, sewer and municipal charges or ground rents which previously became due and owing have been paid, or (2) an escrow of funds has been established in an amount sufficient to pay for every such item which remains unpaid and which has been assessed but is not yet due and payable. Except for payments in the nature of escrow payments, including without limitation, taxes and insurance payments, the Seller has not advanced funds, or induced, solicited or knowingly received any advance of funds by a party other than the Mortgagor, directly or indirectly, for the payment of any amount required by the Mortgage Note, except for interest accruing from the date of the Mortgage Note or date of disbursement of the Mortgage proceeds, whichever is later, to the day which precedes by one month the Due Date of the first installment of principal and interest;

(xxii)

There is no proceeding pending or, to the best of the Seller’s knowledge, threatened for the total or partial condemnation of any Mortgaged Property, nor is such a proceeding currently occurring, and such property is undamaged by waste, fire, earthquake or earth movement, windstorm, flood, tornado or other casualty, so as to affect adversely the value of the Mortgaged Property as security for the Mortgage Loan or the use for which the premises were intended;

(xxiii)

To the best of the Seller’s knowledge, all of the improvements which were included for the purpose of determining the appraised value of the Mortgaged Property lie wholly within the boundaries and building restriction lines of such property, and no improvements on adjoining properties encroach upon the Mortgaged Property;

(xxiv)

To the best of the Seller’s knowledge, no improvement located on or being part of the Mortgaged Property is in violation of any applicable zoning law or regulation. To the best of the Seller’s knowledge, all inspections, licenses and certificates required to be made or issued with respect to all occupied portions of the Mortgaged Property and, with respect to the use and occupancy of the same, including but not limited to certificates of occupancy and fire underwriting certificates, have been made or obtained from the appropriate authorities and the Mortgaged Property is lawfully occupied under applicable law;

(xxv)

The proceeds of each Mortgage Loan have been fully disbursed, and there is no obligation on the part of the mortgagee to make future advances thereunder. Any and all requirements as to completion of any on-site or off-site improvements and as to disbursements of any escrow funds therefor have been complied with. All costs, fees and expenses incurred in making or closing or recording the Mortgage Loans were paid;

(xxvi)

Each Mortgage Note is not and has not been secured by any collateral, pledged account or other security except the lien of the corresponding Mortgage;

(xxvii)

No Mortgage Loan was originated under a buydown plan;

(xxviii)

There is no obligation on the part of the Seller or any other party to make payments in addition to those made by the Mortgagor;

(xxix)

With respect to each Mortgage constituting a deed of trust, a trustee, duly qualified under applicable law to serve as such, has been properly designated and currently so serves and is named in such Mortgage, and no fees or expenses are or will become payable by the Certificateholders to the trustee under the deed of trust, except in connection with a trustee’s sale after default by the Mortgagor;

(xxx)

No Mortgage Loan has a shared appreciation feature, or other contingent interest feature;

(xxxi)

The related First Lien, if any, requires equal monthly payments, unless such First Lien is a graduated payment mortgage loan or a balloon loan, or if it bears an adjustable interest rate, the monthly payments for the related First Lien may be adjusted no more frequently than monthly;

(xxxii)

 Either (i) no consent for the Mortgage Loan is required by the holder of the related First Lien or (ii) such consent has been obtained and is contained in the Mortgage File;

(xxxiii)

  The maturity date of the Mortgage Loan is prior to the maturity date of the related First Lien, if any, if such First Lien provides for a balloon payment, except if the Combined Loan-to-Value Ratio does not exceed [____]%. No Mortgage Loan is a blanket loan; and no Mortgage Loan provides for negative amortization;

(xxxiv)

  All parties which have had any interest in the Mortgage Loan, whether as mortgagee, assignee, pledgee or otherwise, are (or, during the period in which they held and disposed of such interest, were) (1) in compliance with any and all applicable licensing requirements of the laws of the state wherein the Mortgaged Property is located, and (2)(A) organized under the laws of such state, or (B) qualified to do business in such state, or (C) federal savings and loan associations or national banks having principal offices in such state, or (D) not doing business in such state so as to require qualification or licensing;

(xxxv)

 The Mortgage contains a customary provision for the acceleration of the payment of the unpaid principal balance of the Mortgage Loan in the event the related security for the Mortgage Loan is sold without the prior consent of the mortgagee thereunder;

(xxxvi)

  Any future advances made prior to the Cut-Off Date have been consolidated with the outstanding principal amount secured by the Mortgage, and the secured principal amount, as consolidated, bears a single interest rate and single repayment term reflected on the related Mortgage Loan Schedule. The consolidated principal amount does not exceed the original principal amount of the Mortgage Loan. The Mortgage Note does not permit or obligate the Seller to make future advances to the Mortgagor at the option of the Mortgagor;

(xxxvii)

The Mortgage contains customary and enforceable provisions which render the rights and remedies of the holder thereof adequate for the realization against the Mortgaged Property of the benefits of the security, including, (i) in the case of a Mortgage designated as a deed of trust, by trustee’s sale, and (ii) otherwise by judicial or non-judicial foreclosure. There is no homestead or other exemption available to the Mortgagor which would materially interfere with the right to sell the Mortgaged Property at a trustee’s sale or the right to foreclose the Mortgage except as set forth in the Prospectus;

(xxxviii)

Except as set forth in (ix) above, there is no default, breach, violation or event of acceleration existing under any Mortgage or the related Mortgage Note and no event which, with the passage of time or with notice and the expiration of any grace or cure period, would constitute a default, breach, violation or event of acceleration; and the Seller has not waived any default, breach, violation or event of acceleration;

(xxxix)

 All parties to the Mortgage Note and the Mortgage had legal capacity to execute the Mortgage Note and the Mortgage and each Mortgage Note and Mortgage have been duly and properly executed by such parties;

(xl)

All amounts received after the Cut-Off Date with respect to the Mortgage Loans to which the Seller is not entitled have been deposited into the Collection Account and are, as of the Closing Date, in the Collection Account;

(xli)

All of the Mortgage Loans were originated in accordance with the underwriting criteria set forth in the Prospectus Supplement;

(xlii)

Each Mortgage Loan conforms, and all such Mortgage Loans in the aggregate conform, to the description thereof set forth in the Prospectus Supplement:

(xliii)

The Mortgage Loans were not selected by the Seller for inclusion in the Trust on any basis intended to adversely affect the Trust or the Certificate Insurer;

(xliv)

All appraisals were performed by qualified independent appraisers after analysis of other sales of properties in the area in which the related Mortgaged Property is located, and a full interior inspection appraisal was performed on forms acceptable to either Fannie Mae or Freddie Mac in connection with each Mortgaged Property;

(xlv)

Each hazard insurance policy required to be maintained under Section 3.04 of this Agreement with respect to the Mortgage Loan is a valid, binding, enforceable and subsisting insurance policy of its respective kind and is in full force and effect;

(xlvi)

Each Mortgage Loan was originated by the Seller or an affiliate of the Seller;

(xlvii)

Each Mortgaged Property is located in the Mortgaged Property State identified on the related Mortgage Loan Schedule and consists of a single parcel of real property with a one-family residence erected thereon, or an attached or detached or semi-detached two- to four-family dwelling, or an individual condominium unit in a condominium, or an individual unit in a planned unit development. With respect to the Cut-Off Date Pool Principal Balance, (a) no more than [____]% and [____]% of the Group 1 and Group 2 Mortgage Loans, respectively, are secured by real property improved by two- to four-family dwellings, (b) no more than [____]% and [____]% of the Group 1 and Group 2 Mortgage Loans, respectively, are secured by real property improved by individual condominium units and units in a planned unit development, (c) at least [____]% and [____]% of the Group 1 and Group 2 Mortgage Loans, respectively, are secured by real property with a detached one-family residence erected thereon, and (d) no more than [____]% and [____]% of the Group 1 and Group 2 Mortgage Loans, respectively, are secured by real property with an attached one-family residence erected thereon;

(xlviii)

No Mortgage Loan had a Combined Loan-to-Value Ratio at the time of origination of more than 100%;

(xlix)

At the time that each Mortgage Loan was originated, with respect to [____]% and [____]% of the Group 1 and Group 2 Mortgage Loans, respectively, the Mortgagor represented that the Mortgagor was occupying the related Mortgaged Property as the Mortgagor’s primary residence. To the best of the Seller’s knowledge, the Mortgaged Property is lawfully occupied under applicable law;

(l)

Each Mortgage Note is not and has not been secured by any collateral, pledged account or other security except the lien of the corresponding Mortgage and the security interest of any applicable security agreement or chattel mortgage referred to in Section 2.04 (vii);

(li)

Each Mortgage Loan in Group 1 and Group 2 was originated after [________] [___], 200[__] and [________] [___], 200[__], respectively;

(lii)

As of the Closing Date, the Seller has not received a notice of default of a First Lien which has not been cured;

(liii)

The Seller has not transferred the Mortgage Loans to the Purchaser with any intent to hinder, delay or defraud any of its creditors;

(liv)

Each Mortgage Loan is a “qualified mortgage” as defined in the REMIC Provisions;

(lv)

For the duration of the Trust, this Agreement and the Mortgage Loan Purchase Agreement dated as of [_________] [__], 200[__] by and between the Depositor, as Purchaser, and the Seller, as Seller, shall be treated as an official record of the Seller within the meaning of Section 13(e) of the Federal Deposit Insurance Act (12 USC 1823(e));

(lvi)

No Mortgage Loan is a “high cost mortgage” pursuant to Section 226.32 of the Truth-in-Lending Act, as amended;

(lvii)

The Seller has complied with, and at all times will comply with, all applicable statutes, regulations and public policy statements affecting the enforceability of agreements of insured depository institutions or prescribing the form or maintenance of documentation evidencing the transfer of assets, including, but not limited to, Section 13(e) of the Federal Deposit Insurance Act (12 USC 1823(e)); and

(lviii)

No Mortgage Loan that was originated on or after October 1, 2002 is secured by a Mortgaged Property located in the State of Georgia; no Mortgage Loan is a “High-Cost Home Loan,” as such term is defined in the Georgia Fair Lending Act.

With respect to the representations and warranties set forth in this Section 2.04 that are made to the best of the Seller’s knowledge or as to which the Seller has no knowledge, if it is discovered by the Depositor, the Seller, the Servicer, the Certificate Insurer or the Trustee that the substance of such representation and warranty is inaccurate and such inaccuracy materially and adversely affects the value of the related Mortgage Loan then, notwithstanding the Seller’s lack of knowledge with respect to the substance of such representation and warranty being inaccurate at the time the representation or warranty was made, such inaccuracy shall be deemed a breach of the applicable representation or warranty.

(b)

It is understood and agreed that the representations and warranties set forth in this Section 2.04 shall survive delivery of the respective Mortgage Files to the Trustee and the termination of the rights and obligations of the Servicer pursuant to Section 7.04 or 8.01. Upon discovery by the Depositor, the Seller, the Servicer, the Certificate Insurer or a Responsible Officer of the Trustee of a breach of any of the foregoing representations and warranties, without regard to any limitation set forth therein concerning the knowledge of the Seller as to the facts stated therein, which materially and adversely affects the interests of the Trust or the Certificateholders or the Certificate Insurer in the related Mortgage Loan, the party discovering such breach shall give prompt written notice to the other parties and the Certificate Insurer. Within 60 days of its discovery or its receipt of notice of breach, the Seller shall use all reasonable efforts to cure such breach in all material respects or shall purchase from the Trust or substitute an Eligible Substitute Mortgage Loan as provided in Section 2.06 for such Mortgage Loan from the Trust. Any such purchase by the Seller shall be at the Purchase Price, and in each case shall be accomplished in the manner set forth in Section 2.02. It is understood and agreed that the obligation of the Seller to cure, substitute or purchase any Mortgage Loan as to which such a breach has occurred and is continuing shall constitute the sole remedies against the Seller respecting such breach available to Certificateholders or the Trustee on behalf of Certificateholders. An Officers’ Certificate and Opinion of Counsel to the effect set forth in Sections 2.06(b) and 2.06(d) shall be delivered to the Trustee in connection with any such repurchase.

Section 2.05

Representations and Warranties of the Depositor.

(a)

The Depositor represents and warrants to the Trustee on behalf of the Certificateholders as follows:

(i)

This Agreement constitutes a legal, valid and binding obligation of the Depositor, enforceable against the Depositor in accordance with its terms, except as enforceability may be limited by applicable bankruptcy, insolvency, reorganization, moratorium or other similar laws now or hereafter in effect affecting the enforcement of creditors’ rights in general and except as such enforceability may be limited by general principles of equity (whether considered in a proceeding at law or in equity);

(ii)

Immediately prior to the sale and assignment by the Depositor to the Trustee of each Mortgage Loan, the Depositor had good and equitable (but not record) title to each Mortgage Loan (insofar as such title was conveyed to it by the Seller) subject to no prior lien, claim, participation interest, mortgage, security interest, pledge, charge or other encumbrance or other interest of any nature;

(iii)

As of the Closing Date, the Depositor has transferred all right, title and interest in the Mortgage Loans to the Trustee; and

(iv)

The Depositor has not transferred the Mortgage Loans to the Trustee with any intent to hinder, delay or defraud any of its creditors.

Section 2.06

Substitution of Mortgage Loans.

(a)

On a Determination Date within two years following the Closing Date and which is on or before the date on which the Seller would otherwise be required to repurchase a Mortgage Loan under Section 2.02 or 2.04, the Seller may deliver to the Trustee one or more Eligible Substitute Mortgage Loans in substitution for any one or more of the Defective Mortgage Loans which the Seller would otherwise be required to repurchase pursuant to Sections 2.02 or 2.04.

(b)

The Seller shall notify the Servicer and the Trustee in writing not less than five Business Days before the related Determination Date which is on or before the date on which the Seller would otherwise be required to repurchase such Mortgage Loan pursuant to Section 2.02 or 2.04 of its intention to effect a substitution under this Section. On such Determination Date (the “Substitution Date”), the Seller shall deliver to the Trustee (1) the Eligible Substitute Mortgage Loans to be substituted for the Original Mortgage Loans, (2) a list of the Original Mortgage Loans to be substituted for by such Eligible Substitute Mortgage Loans, (3) an Officers’ Certificate (A) stating that no failure by the Servicer described in Section 8.01 shall have occurred and be continuing, (B) stating that the aggregate principal balance of all Eligible Substitute Mortgage Loans (determined with respect to each Eligible Substitute Mortgage Loan as of the Determination Date on which it was substituted) including the principal balance of Eligible Substitute Mortgage Loans being substituted on such Determination Date does not exceed an amount equal to 5% of the Cut-Off Date Pool Principal Balance, (C) stating that all conditions precedent to such substitution specified in subsection (a) have been satisfied and attaching as an exhibit a supplemental Mortgage Loan schedule (the “Supplemental Mortgage Loan Schedule”) setting forth the same type of information as appears on the Mortgage Loan Schedule and representing as to the accuracy thereof, and (D) confirming that the representations and warranties contained in Section 2.04 are true and correct in all material respects with respect to the Substitute Mortgage Loans on and as of such Determination Date, provided that remedies for the inaccuracy of such representations are limited as set forth in Sections 2.02, 2.04 and this Section 2.06, (4) an Opinion of Counsel to the effect set forth below and (5) a certificate stating that cash in the amount of the related Substitution Adjustment, if any, has been deposited to the Collection Account. Upon receipt of the foregoing, the Trustee shall release such Original Mortgage Loans to the Seller.

(c)

Concurrently with the satisfaction of the conditions set forth in Section 2.06 (a) and (b) above and the grant of such Eligible Substitute Mortgage Loans to the Trustee pursuant to Section 2.06(a) above, Exhibit C to this Agreement shall be deemed to be amended to exclude all Mortgage Loans being replaced by such Eligible Substitute Mortgage Loans and to include the information set forth on the Supplemental Mortgage Loan Schedule with respect to such Eligible Substitute Mortgage Loans, and all references in this Agreement to Mortgage Loans shall include such Eligible Substitute Mortgage Loans and be deemed to be made on or after the related Substitution Date, as the case may be, as to such Eligible Substitute Mortgage Loans.

(d)

In connection with any Mortgage Loan that the Seller is required to purchase or replace, the Seller shall deliver to the Trustee an Opinion of Counsel to the effect that such purchase or substitution will not cause (x) any federal tax to be imposed on the Trust, including without limitation, any Federal tax imposed on “prohibited transactions” under Section 860F(a)(1) of the Code or on “contributions after the start-up day” under Section 860G(d)(1) of the Code, or (y) any portion of the Trust to fail to qualify as a REMIC at any time that any Certificate is outstanding.  In the event that such opinion indicates that a repurchase or substitution will result in the imposition of a prohibited transaction tax, give rise to net taxable income or be deemed a contribution to the REMIC after the “start-up day,” the Seller shall not be required to repurchase or replace any such Mortgage Loan unless and until the Servicer has determined there is an actual or imminent default with respect thereto or that such defect or breach adversely affects the enforceability of such Mortgage Loan.

Section 2.07

Execution and Authentication of Certificates.

(a)

The Trustee on behalf of the Trust shall cause to be executed, authenticated and delivered on the Closing Date to or upon the order of the Depositor, in exchange for the Mortgage Loans, concurrently with the sale, assignment and conveyance to the Trustee of the Mortgage Loans, each Class of Class A and Class A-IO Certificates in authorized denominations and the Class R Certificates, together evidencing the ownership of the entire Trust.

Section 2.08

Designation of Interests in REMIC.

The Class R Certificates are hereby designated as the single class of “residual interests” in the REMIC Trust for purposes of the REMIC Provisions. The Class A Certificates, exclusive of the rights of the Class A-2 Certificateholders to receive payments in respect of the Class A-2 Available Funds Cap Carryforward and payments from the Basis Risk Reserve Fund, are hereby designated as “regular interests” in the REMIC Trust for purposes of the REMIC Provisions.

Section 2.09

Designation of Start-up Day.

The Closing Date is hereby designated as the “start-up day” of the REMIC within the meaning of Section 860G(a)(9) of the Code.

Section 2.10

REMIC Certificate Maturity Date.

Solely for purposes of satisfying Section 1.860G-l(a)(4)(iii) of the Treasury Regulations, the “latest possible maturity date” of the Regular Certificates related to Group 1 and Group 2 is the Distribution Date in [________] 20[___] and [________] 20[___], respectively.

Section 2.11

Tax Returns and Reports to Certificateholders.

(a)

For federal income tax purposes, the Trust shall have a calendar year and shall maintain its books on the accrual method of accounting.

(b)

The Trustee shall prepare or cause to be prepared, execute and deliver to the Servicer or Certificateholders, as applicable, any income tax information returns for each taxable year with respect to the Trust containing such information at the times and in the manner as may be required by the Code or state or local tax laws, regulations, or rules, and shall furnish or cause to be furnished to the Trust and the Certificateholders the schedules, statements or information at such times and in such manner as may be required thereby. Within thirty (30) days of the Closing Date, the Trustee shall furnish or cause to be furnished to the Internal Revenue Service, on Form 8811 or as otherwise required by the Code, the name, title, address and telephone number of the person that Holders of the Certificates may contact for tax information relating thereto, together with such additional information at the time or times and in the manner required by the Code. Such federal, state, or local income tax or information returns shall be signed by the Trustee, or such other Person as may be required to sign such returns by the Code or state or local tax laws, regulations, or rules.

(c)

In the first federal income tax return of the Trust for its short taxable year ending [________] [___], 200[__], REMIC status shall be elected with respect to all assets of the Trust other than the Basis Risk Reserve Fund and the Spread Account for such taxable year and all succeeding taxable years.

(d)

The Trustee will maintain or cause to be maintained such records relating to the Trust, including but not limited to the income, expenses, assets and liabilities of the Trust, and the fair market value and adjusted basis of the Trust property and assets determined at such intervals as may be required by the Code, as may be necessary to prepare the foregoing returns, schedules, statements or information.

(e)

The Servicer, upon request, shall promptly furnish the Trustee with all such information as may be required in connection with the Trustee’s obligations pursuant to this Section 2.11.

Section 2.12

Tax Matters Person.

The tax matters person with respect to the Trust shall be the Trustee. The Trustee shall at all times hold the Tax Matters Person Residual Interest and shall have the same duties with respect to the Trust as those of a “tax matters partner” under the Code. Each holder of a Class R Certificate shall be deemed to have agreed, by acceptance thereof, to be bound by this Section 2.12.

Section 2.13

REMIC Related Covenants.

For as long as the Trust shall exist, the Trustee shall act in accordance herewith to assure continuing treatment of the Trust as a REMIC and avoid the imposition of tax on the Trust. In particular:

(a)

The Trustee shall not create, or permit the creation of, any “interests” in the Trust within the meaning of Code Section 860D(a)(2) other than the interests represented by the Regular Certificates and the Class R Certificates.

(b)

Except as otherwise provided in the Code, the Depositor shall not grant and the Trustee shall not accept property unless (i) substantially all of the property held in the REMIC Trust constitutes either “qualified mortgages” or “permitted investments” as defined in Code Sections 860G(a)(3) and (5), respectively, and (ii) if such proposed contribution is to be contributed to the REMIC Trust after the start-up day, such grant would not subject the Trust to the 100% tax on contributions to a REMIC after the start-up day of the REMIC imposed by Code Section 860G(d).

(c)

The Trustee shall not accept on behalf of the Trust any fee or other compensation for services (other than as otherwise provided herein) and shall not accept on behalf of the Trust any income from assets other than those permitted to be held by a REMIC.

(d)

The Trustee shall not sell or permit the sale of all or any portion of the Mortgage Loans (other than in accordance with Sections 2.02, 2.04 or 3.17), unless such sale is pursuant to a “qualified liquidation” as defined in Code Section 860F(a)(4)(A) and in accordance with Article VIII.

(e)

The Trustee shall maintain books with respect to the Trust on a calendar year taxable year and on an accrual basis.

(f)

Upon filing with the Internal Revenue Service, the Trustee shall furnish to the Holders of the Class R Certificates the Form 1066 and each Form 1066Q and shall respond promptly to written requests made not more frequently than quarterly by any Holder of Class R Certificates with respect to the following matters:

(i)

The original projected principal and interest cash flows on the Closing Date on each class of regular and residual interests created hereunder and on the Mortgage Loans, based on the Prepayment Assumption;

(ii)

The projected remaining principal and interest cash flows as of the end of any calendar quarter with respect to each class of regular and residual interests created hereunder and the Mortgage Loans, based on the Prepayment Assumption;

(iii)

The Prepayment Assumption and any interest rate assumptions used in determining the projected principal and interest cash flows described above;

(iv)

The original issue discount (or, in the case of the Mortgage Loans, market discount) or premium accrued or amortized through the end of such calendar quarter with respect to each class of regular or residual interests created hereunder and with respect to the Mortgage Loans, together with each constant yield to maturity used in computing the same;

(v)

The treatment of losses realized with respect to the Mortgage Loans or the regular interests created hereunder, including the timing and amount of any cancellation of indebtedness income of the REMIC with respect to such regular interests or bad debt deductions claimed with respect to the Mortgage Loans;

(vi)

The amount and timing of any non-interest expenses of the REMIC; and

(vii)

Any taxes (including penalties and interest) imposed on the REMIC, including, without limitation, taxes on “prohibited transactions,” “contributions” or “net income from foreclosure property” or state or local income or franchise taxes.

In the event that any tax is imposed on “prohibited transactions” of the Trust as defined in Section 860F(a)(2) of the Code, on the “net income from foreclosure property” of the REMIC as defined in Section 860G(c) of the Code, on any contribution to the Trust after the Startup Day pursuant to Section 860G(d) of the Code, or any other tax (other than any minimum tax imposed by Sections 23151 (a) or 23153 (a) of the California Revenue and Taxation Code) is imposed, such tax shall be paid by (i) the Trustee, if such tax arises out of or results from a breach by the Trustee of any of its obligations under this Agreement, (ii) the Servicer, if such tax arises out of or results from a breach by the Servicer of any of its obligations under this Agreement, or otherwise, (iii) the Holders of the Class R Certificates in proportion to their Percentage Interests. To the extent such tax is chargeable against the holders of the Class R Certificates, notwithstanding anything to the contrary contained herein, the Trustee is hereby authorized to retain from amounts otherwise distributable to the Holders of the Class R Certificates on any Distribution Date sufficient funds to reimburse the Trustee for the payment of such tax (to the extent that the Trustee has not been previously reimbursed or indemnified therefor). Any tax imposed on the Trust Fund by Section 23151 or Section 23153 of the California Revenue and Taxation Code shall be timely paid by the Trustee out of its own funds without right of reimbursement therefor if such taxes arise solely from the Trustee’s presence in California, and otherwise by the Servicer.

The Trustee shall not engage in a “prohibited transaction” (as defined in Code Section 860F(a)(2)), except that, with the prior written consent of the Depositor, the Trustee may engage in the activities otherwise prohibited by the foregoing clauses (b), (c) and (d), provided that the Seller shall have delivered to the Trustee an Opinion of Counsel to the effect that such transaction will not result in the imposition of a contribution or prohibited transaction tax on the Trust and will not disqualify the REMIC Trust from treatment as a REMIC; and provided, that the Seller shall have demonstrated to the satisfaction of the Trustee that such action will not adversely affect the rights of the holders of the Certificates and the Trustee and that such action will not adversely impact the rating of the Certificates.

(g)

Except as provided below, the Trustee shall pay out of its own funds, without any right of reimbursement, any and all tax related expenses of the Trust (including, but not limited to, tax return preparation and filing expenses and any professional fees or expenses related to audits or any administrative or judicial proceedings with respect to the Trust that involve the Internal Revenue Service or state tax authorities), other than the expense of obtaining any Opinion of Counsel required pursuant to Sections 2.06, 3.07 and 10.02 and other than taxes except as specified herein. The Trustee shall be entitled to be reimbursed pursuant to Section 9.05 for any professional fees or expenses related to audits or any administrative or judicial proceedings that do not result from any breach of the Trustee’s duties hereunder.

ARTICLE III

Administration and Servicing

of Mortgage Loans

Section 3.01

The Servicer.

(a)

It is intended that the REMIC Trust formed hereunder (other than the Basis Risk Reserve Fund and the Spread Account) shall constitute, and that the affairs of the REMIC Trust shall be conducted so as to qualify it as, a “real estate mortgage investment conduit” (“REMIC”) as defined in and in accordance with the REMIC Provisions. In furtherance of such intentions, the Servicer covenants and agrees that it shall not knowingly or intentionally take any action or omit to take any action that would cause the termination of the REMIC status of the REMIC Trust.

(b)

The Servicer, as independent contract servicer, shall service and administer the Mortgage Loans and shall have full power and authority, acting alone, to do any and all things in connection with such servicing and administration which the Servicer may deem necessary or desirable and consistent with the terms of this Agreement. The Servicer may enter into Subservicing Agreements for any servicing and administration of Mortgage Loans with any institution which is in compliance with the laws of each state necessary to enable it to perform its obligations under such Subservicing Agreement and (1) (x) has been designated an approved Seller-Servicer by Freddie Mac or Fannie Mae for first and second mortgage loans, or (y) is an affiliate of the Servicer, or (2) is otherwise approved by the Certificate Insurer and the Class A Certificateholders aggregating 51% of the Percentage Interests thereof. The Servicer shall give notice to the Certificate Insurer and the Trustee of the appointment of any Subservicer. Any such Subservicing Agreement shall be consistent with and not violate the provisions of this Agreement. The Servicer shall be entitled to terminate any Subservicing Agreement in accordance with the terms and conditions of such Subservicing Agreement and either itself directly service the related Mortgage Loans or enter into a Subservicing Agreement with a successor subservicer which qualifies hereunder.

(c)

Notwithstanding any Subservicing Agreement, any of the provisions of this Agreement relating to agreements or arrangements between the Servicer and Subservicer or reference to actions taken through a Subservicer or otherwise, the Servicer shall remain obligated and primarily liable for the servicing and administering of the Mortgage Loans in accordance with the provisions of this Agreement without diminution of such obligation or liability by virtue of such Subservicing Agreements or arrangements or by virtue of indemnification from the Subservicer and to the same extent and under the same terms and conditions as if the Servicer alone were servicing and administering the Mortgage Loans. For purposes of this Agreement, the Servicer shall be deemed to have received payments on Mortgage Loans when the Subservicer has received such payments. The Servicer shall be entitled to enter into any agreement with a Subservicer for indemnification of the Servicer by such Subservicer, and nothing contained in this Agreement shall be deemed to limit or modify such indemnification.

(d)

Any Subservicing Agreement that may be entered into and any transactions or services relating to the Mortgage Loans involving a Subservicer in its capacity as such and not as an originator shall be deemed to be between the Subservicer and the Servicer alone, and the Trustee and Certificateholders shall not be deemed parties thereto and shall have no claims, rights, obligations, duties or liabilities with respect to the Subservicer except as set forth in Section 3.01(e). The Servicer shall be solely liable for all fees owed by it to any Subservicer irrespective of whether the Servicer’s compensation pursuant to this Agreement is sufficient to pay such fees.

(e)

In the event the Servicer shall for any reason no longer be the Servicer (including by reason of an Event of Default), the Trustee or its designee approved by the Certificate Insurer shall thereupon assume all of the rights and obligations of the Servicer under each Subservicing Agreement that the Servicer may have entered into, unless the Trustee or designee approved by the Certificate Insurer elects to terminate any Subservicing Agreement. Any fee payable in connection with such a termination will be payable by the outgoing Servicer. If the Trustee does not terminate a Subservicing Agreement, the Trustee, its designee or the successor servicer for the Trustee shall be deemed to have assumed all of the Servicer’s interest therein and to have replaced the Servicer as a party to each Subservicing Agreement to the same extent as if the Subservicing Agreements had been assigned to the assuming party, except that the Servicer shall not thereby be relieved of any liability or obligations under the Subservicing Agreements with regard to events that occurred prior to the date the Servicer ceased to be the Servicer hereunder. The Servicer at its expense and without right of reimbursement therefor, shall, upon request of the Trustee, deliver to the assuming party all documents and records relating to each Subservicing Agreement and the Mortgage Loans then being serviced and an accounting of amounts collected and held by it and otherwise use its best efforts to effect the orderly and efficient transfer of the Subservicing Agreements to the assuming party.

(f)

Consistent with the terms of this Agreement, the Servicer may waive, modify or vary any term of any Mortgage Loan or consent to the postponement of strict compliance with any such term or in any manner grant indulgence to any Mortgagor if in the Servicer’s determination such waiver, modification, postponement or indulgence is not materially adverse to the interests of the Certificateholders and the Certificate Insurer, provided, however, that (unless (x) the Mortgagor is in default with respect to the Mortgage Loan, or such default is, in the judgment of the Servicer, imminent, and (y) with respect to any modification lowering the Loan Rate or effecting the forgiveness of any amount owed under the Mortgage Note, or extending the final maturity date on such Mortgage Loan, the Certificate Insurer has consented to such modification, and (z) such waiver, modification, postponement or indulgence would not cause the REMIC to be disqualified or otherwise cause a tax to be imposed on the REMIC) the Servicer may not permit any modification with respect to any Mortgage Loan that would change the Loan Rate, defer or forgive the payment of any principal or interest (unless in connection with the liquidation of the related Mortgage Loan) or extend the final maturity date on the Mortgage Loan. No costs incurred by the Servicer or any Subservicer in respect of Servicing Advances shall for the purposes of distributions to Certificateholders be added to the amount owing under the related Mortgage Loan. Without limiting the generality of the foregoing, the Servicer shall continue, and is hereby authorized and empowered to execute and deliver on behalf of the Trustee and each Certificateholder, all instruments of satisfaction or cancellation, or of partial or full release, discharge and all other comparable instruments, with respect to the Mortgage Loans and with respect to the Mortgaged Properties. If reasonably required by the Servicer, the Trustee shall furnish the Servicer with any powers of attorney and other documents necessary or appropriate to enable the Servicer to carry out its servicing and administrative duties under this Agreement.

Notwithstanding anything to the contrary contained herein, the Servicer, in servicing and administering the Mortgage Loans, shall employ or cause to be employed procedures (including collection, foreclosure and REO Property management procedures) and exercise the same care that it customarily employs and exercises in servicing and administering mortgage loans for its own account, in accordance with accepted second mortgage servicing practices of prudent lending institutions and giving due consideration to the Certificate Insurer’s and the Certificateholders reliance on the Servicer.

(g)

On and after such time as the Trustee receives the resignation of, or notice of the removal of, the Servicer from its rights and obligations under this Agreement, and with respect to resignation pursuant to Section 7.04, after receipt by the Trustee and the Certificate Insurer of the Opinion of Counsel required pursuant to Section 7.04, the Trustee or its designee approved by the Certificate Insurer shall assume all of the rights and obligations of the Servicer, subject to Section 8.02 hereof. The Servicer shall, upon request of the Trustee but at the expense of the Servicer, deliver to the Trustee all documents and records relating to the Mortgage Loans and an accounting of amounts collected and held by the Servicer and otherwise use its best efforts to effect the orderly and efficient transfer of servicing rights and obligations to the assuming party.

(h)

The Servicer shall deliver a list of Servicing Officers to the Trustee and the Certificate Insurer by the Closing Date.

(i)

Consistent with the terms of this Agreement, the Servicer may consent to the placing of a lien senior to that of the Mortgage on the related Mortgaged Property; provided, that such senior lien secures a mortgage loan that refinances a First Lien and the combined loan-to-value ratio of the related Mortgage Loan immediately following the refinancing (based on the outstanding principal balance of the Mortgage Loan and the original principal balance of such refinanced mortgage loan) is not greater than the Combined Loan-to-Value Ratio of such Mortgage Loan as of the Cut-Off Date.

Section 3.02

Collection of Certain Mortgage Loan Payments.

(a)

The Servicer shall make reasonable efforts to collect all payments called for under the terms and provisions of the Mortgage Loans, and shall, to the extent such procedures shall be consistent with this Agreement, follow such collection procedures as it follows with respect to mortgage loans in its servicing portfolio which are comparable to the Mortgage Loans. Consistent with the foregoing, and without limiting the generality of the foregoing, the Servicer may in its discretion (i) waive any late payment charge or any assumption fees or other fees which may be collected in the ordinary course of servicing such Mortgage Loan, and (ii) arrange with a Mortgagor a schedule for the payment of interest due and unpaid; provided such arrangement is consistent with the Servicer’s policies with respect to the mortgage loans it owns or services; provided, further, that notwithstanding such arrangement such Mortgage Loans will be included in the monthly information delivered by the Servicer to the Trustee pursuant to Section 5.05.

(b)

The Servicer shall establish and maintain for the benefit of the Certificateholders with [Trustee] a separate trust account (the “Collection Account”) titled “[Trustee], as Trustee, in trust for the registered holders of [Trust].”  The Collection Account shall be an Eligible Account. The Servicer shall on the Closing Date deposit any amounts representing payments on and any collections in respect of the Mortgage Loans received after the Cut-Off Date and prior to the Closing Date, and thereafter shall use its best efforts to deposit within one Business Day, and shall in any event deposit within two Business Days following receipt thereof the following payments and collections received or made by it (without duplication):

(i)

all payments received after the Cut-Off Date on account of principal on the Mortgage Loans and all Principal Prepayments and Curtailments collected after the Cut-Off Date;

(ii)

all payments received after the Cut-Off Date on account of interest on the Mortgage Loans (exclusive of payments in respect of interest on the Mortgage Loans which has accrued through the related Due Date in [_________] 200[__]).

(iii)

all Net Liquidation Proceeds net of Foreclosure Profits;

(iv)

all Insurance Proceeds;

(v)

all Released Mortgaged Property Proceeds;

(vi)

any amounts payable in connection with the repurchase of any Mortgage Loan and the amount of any Substitution Adjustment pursuant to Sections 2.02, 2.04, 2.06 and 3.17; and

(vii)

any amount required to be deposited in the Collection Account pursuant to Sections 3.05, 3.07, 3.16, 5.04 or 5.08;

provided, however, with respect to each Due Period, the Servicer shall be permitted to retain, from payments in respect of interest on the Mortgage Loans, the Servicing Fee for such Due Period. The foregoing requirements respecting deposits to the Collection Account are exclusive, it being understood that, without limiting the generality of the foregoing, the Servicer need not deposit in the Collection Account amounts representing Foreclosure Profits, fees (including annual fees) or late charge penalties or prepayment penalties payable by Mortgagors, or amounts received by the Servicer for the accounts of Mortgagors for application towards the payment of taxes, insurance premiums, assessments and similar items.

(c)

[Reserved].

(d)

The Servicer may cause the institution maintaining the Collection Account to invest any funds in the Collection Account in Eligible Investments (including obligations of the Servicer or any of its Affiliates, if such obligations otherwise qualify as Eligible Investments) pursuant to Section 5.08.

Section 3.03

Withdrawals from the Collection Account.

The Trustee shall withdraw or cause to be withdrawn funds from the Collection Account for the following purposes:

(i)

on the Business Day prior to each Distribution Date, to deposit the portion of the Available Funds then in the Collection Account to the Distribution Account and to deposit in the Simple Interest Excess Account any amounts to be so deposited pursuant to Section 5.03(a);

(ii)

to reimburse the Servicer for any accrued and unpaid Servicing Fees and for unreimbursed Monthly Advances and Servicing Advances. The Servicer’s right to reimbursement for unpaid Servicing Fees and unreimbursed Servicing Advances shall be limited to late collections on the related Mortgage Loan, including Liquidation Proceeds, Released Mortgaged Property Proceeds, Insurance Proceeds and such other amounts as may be collected by the Servicer from the related Mortgagor or otherwise relating to the Mortgage Loan in respect of which such reimbursed amounts are owed.  The Servicer’s right to reimbursement for unreimbursed Monthly Advances shall be limited to late collections of interest on any Mortgage Loan and to Liquidation Proceeds, Released Mortgaged Property Proceeds and Insurance Proceeds on related Mortgage Loans;

(iii)

to withdraw any amount received from a Mortgagor that is recoverable and sought to be recovered as a voidable preference by a trustee in bankruptcy pursuant to the United States Bankruptcy Code in accordance with a final, nonappealable order of a court having competent jurisdiction;

(iv)

(a) to make investments in Eligible Investments, and (b) subject to Section 5.08(e), to pay to the Spread Account or the Servicer, as the case may be, interest earned in respect of Eligible Investments or on funds deposited in the Collection Account;

(v)

to withdraw any funds deposited in the Collection Account that were not required to be deposited therein (such as Servicing Compensation) or were deposited therein in error and to pay such funds to the appropriate Person;

(vi)

to pay the Servicer Servicing Compensation pursuant to Section 3.09 hereof to the extent not retained or paid pursuant to Section 3.02(b);

(vii)

to withdraw funds necessary for the conservation and disposition of REO Property pursuant to Section 3.07;

(viii)

to reimburse the Servicer for (a) Nonrecoverable Advances that are not, with respect to aggregate Servicing Advances on any single Mortgage Loan or REO Property, in excess of the Principal Balance thereof, and (b) expenses incurred pursuant to Section 7.03;

(ix)

to pay on the first Distribution Date to the Seller collections received in respect of accrued interest on the Mortgage Loans through the related Due Date in [_________] 200[__]; and

(x)

to clear and terminate the Collection Account upon the termination of this Agreement and to pay any amounts remaining therein to the Class R Certificateholders.

Section 3.04

Maintenance of Hazard Insurance; Property Protection Expenses.

The Servicer shall cause to be maintained for each Mortgage Loan fire and hazard insurance naming the Servicer as loss payee thereunder providing extended coverage in an amount which is at least equal to the lesser of (i) the maximum insurable value of the improvements securing such Mortgage Loan from time to time, (ii) the combined principal balance owing on such Mortgage Loan and any mortgage loan senior to such Mortgage Loan, and (iii) the minimum amount required to compensate for damage or loss on a replacement cost basis. The Servicer shall also maintain on property acquired upon foreclosure, or by deed in lieu of foreclosure, hazard insurance with extended coverage in an amount which is at least equal to the lesser of (i) the maximum insurable value from time to time of the improvements which are a part of such property, (ii) the combined principal balance owing on such Mortgage Loan and any mortgage loan senior to such Mortgage Loan, and (iii) the minimum amount required to compensate for damage or loss on a replacement cost basis at the time of such foreclosure, fire and/or deed in lieu of foreclosure plus accrued interest and the good-faith estimate of the Servicer of related Servicing Advances to be incurred in connection therewith. Amounts collected by the Servicer under any such policies shall be deposited in the Collection Account to the extent called for by Section 3.02. In cases in which any Mortgaged Property is located in a federally designated flood area, the hazard insurance to be maintained for the related Mortgage Loan shall include flood insurance to the extent such flood insurance is available and the Servicer has determined such insurance to be necessary in accordance with accepted second mortgage loan servicing standards. All such flood insurance shall be in amounts equal to the least of the amount in clause (i) above, clause (ii) above and the maximum amount of insurance available under the National Flood Insurance Act of 1994, as amended. The Servicer shall be under no obligation to require that any Mortgagor maintain earthquake or other additional insurance and shall be under no obligation itself to maintain any such additional insurance on property acquired in respect of a Mortgage Loan, other than pursuant to such applicable laws and regulations as shall at any time be in force and as shall require such additional insurance.

Section 3.05

Maintenance of Mortgage Impairment Insurance Policy.

In the event that the Servicer shall obtain and maintain a blanket policy with an insurer either (A) having a General Policy rating of A:VIII or better in Best’s Key Rating Guide, or (B) approved by the Certificate Insurer, such approval not to be unreasonably withheld, insuring against fire and hazards of extended coverage on all of the Mortgage Loans, then, to the extent such policy names the Servicer as loss payee and provides coverage in an amount equal to the aggregate unpaid principal balance on the Mortgage Loans without co-insurance, and otherwise complies with the requirements of Section 3.04, the Servicer shall be deemed conclusively to have satisfied its obligations with respect to fire and hazard insurance coverage under Section 3.04, it being understood and agreed that such blanket policy may contain a deductible clause, in which case the Servicer shall, in the event that there shall not have been maintained on the related Mortgaged Property a policy complying with Section 3.04, and there shall have been a loss which would have been covered by such policy, deposit in the Collection Account the difference, if any, between the amount that would have been payable under a policy complying with Section 3.04 and the amount paid under such blanket policy. Upon the request of the Certificate Insurer, the Trustee or any Certificateholder, the Servicer shall cause to be delivered to the Trustee or such Certificateholder, as the case may be, a certified true copy of such policy. In connection with its activities as administrator and servicer of the Mortgage Loans, the Servicer agrees to prepare and present, on behalf of itself, the Trustee, the Certificate Insurer and Certificateholders, claims under any such policy in a timely fashion in accordance with the terms of such policy.

Section 3.06

Fidelity Bond.

The Servicer shall maintain with a responsible company, and at its own expense, a blanket fidelity bond and an errors and omissions insurance policy, in a minimum amount acceptable to Fannie Mae or Freddie Mac or otherwise in an amount as is commercially available at a cost that is not generally regarded as excessive by industry standards, with broad coverage on all officers, employees or other persons acting in any capacity requiring such persons to handle funds, money, documents or papers relating to the Mortgage Loans (“Servicer Employees”). Any such fidelity bond and errors and omissions insurance shall protect and insure the Servicer against losses, including losses resulting from forgery, theft, embezzlement, fraud, errors and omissions and negligent acts of such Servicer Employees. Such fidelity bond shall also protect and insure the Servicer against losses in connection with the release or satisfaction of a Mortgage Loan without having obtained payment in full of the indebtedness secured thereby. No provision of this Section 3.06 requiring such fidelity bond and errors and omissions insurance shall diminish or relieve the Servicer from its duties and obligations as set forth in this Agreement. Upon the request of the Trustee, the Certificate Insurer or any Certificateholder, the Servicer shall cause to be delivered to the Trustee, such Certificateholder or the Certificate Insurer a certified true copy of such fidelity bond and insurance policy. On the Closing Date, such bond and insurance is maintained with certain underwriters at [____________].

Section 3.07

Management and Realization Upon Defaulted Mortgage Loans.

The Servicer shall manage, conserve, protect and operate each REO Property for the Certificateholders and the Certificate Insurer solely for the purpose of its prudent and prompt disposition and sale. The Servicer shall, either itself or through an agent selected by the Servicer, manage, conserve, protect and operate the REO Property in the same manner that it manages, conserves, protects and operates other foreclosed property for its own account, and in the same manner that similar property in the same locality as the REO Property is managed. The Servicer shall attempt to sell the same (and may temporarily rent the same) on such terms and conditions as the Servicer deems to be in the best interest of the Certificate Insurer and the Certificateholders.

The Servicer shall cause to be deposited, no later than two Business Days after the receipt thereof, in the Collection Account, all revenues received with respect to the related REO Property and shall retain, or cause the Trustee to withdraw therefrom funds necessary for the proper operation, management and maintenance of the REO Property and the fees of any managing agent acting on behalf of the Servicer.

The disposition of REO Property shall be carried out by the Servicer for cash at such price, and upon such terms and conditions, as the Servicer deems to be in the best interest of the Certificateholders and the Certificate Insurer and, as soon as practicable thereafter, the expenses of such sale shall be paid. The cash proceeds of sale of the REO Property shall be promptly deposited in the Collection Account, net of Foreclosure Profits and of any related unreimbursed Servicing Advances, accrued and unpaid Servicing Fees and unreimbursed Monthly Advances payable to the Servicer in accordance with Section 3.03, for distribution to the Certificateholders in accordance with Section 5.01 hereof.

The Servicer shall foreclose upon or otherwise comparably convert to ownership Mortgaged Properties securing such of the Mortgage Loans as come into and continue in default when no satisfactory arrangements can be made for collection of delinquent payments pursuant to Section 3.02 subject to the provisions contained in the last paragraph of this Section 3.07.

In the event that title to any Mortgaged Property is acquired in foreclosure or by deed in lieu of foreclosure, the deed or certificate of sale shall be issued to the Trustee, or to its nominee on behalf of Certificateholders and the Certificate Insurer.

In the event any Mortgaged Property is acquired as aforesaid or otherwise in connection with a default or imminent default on a Mortgage Loan, the Servicer shall (i) dispose of such Mortgaged Property within three years after its acquisition or such other period as is required or permitted by the REMIC Provisions, or (ii) prior to the expiration of any extension to such three-year grace period which is requested on behalf of the Trust by the Servicer (at the expense of the Trust) more than 60 days prior to the end of such three year grace period, and granted by the Internal Revenue Service, unless the Servicer shall have received an Opinion of Counsel to the effect that the holding of such Mortgaged Property subsequent to three years after its acquisition will not result in the imposition of taxes on “prohibited transactions” as defined in Section 860F of the Code, or cause the REMIC Trust to fail to qualify as a REMIC at any time that any Class A Certificates are outstanding. Notwithstanding any other provision of this Agreement, (i) no Mortgaged Property acquired by the Servicer pursuant to this Section shall be rented (or allowed to continue to be rented) or otherwise used for the production of income by or on behalf of the Trust, and (ii) no construction shall take place on such Mortgaged Property in such a manner or pursuant to any terms, in either case, that would cause such Mortgaged Property to fail to qualify as “foreclosure property” within the meaning of Section 860G(a)(8) of the Code or result in the receipt by the Trust of any “net income from foreclosure property” which is subject to taxation within the meaning of Sections 860G(c) and 857 (b) (4) (B) of the Code. If a period greater than three years is permitted under this Agreement and is necessary to provide sufficient time to sell any REO Property, the Servicer shall give appropriate notice to the Trustee, the Certificate Insurer and the Certificateholders and shall report monthly to the Trustee as to the progress being made in attempting to sell such REO Property.

If the Servicer has actual knowledge that a Mortgaged Property which the Servicer is contemplating acquiring in foreclosure or by deed in lieu of foreclosure is located within a 1 mile radius of any site with environmental or hazardous waste risks known to the Servicer, the Servicer will notify the Certificate Insurer prior to acquiring such Mortgaged Property and shall not take any action in furtherance thereof without the prior written approval of the Certificate Insurer. Nothing in this Section shall affect the Servicer’s right to deem certain advances proposed to be made by the Servicer as Nonrecoverable Advances. For the purposes of this Section 3.07, actual knowledge of the Servicer means actual knowledge of a Responsible Officer of the Servicer involved in the servicing of the relevant Mortgage Loan. Actual knowledge of the Servicer does not include knowledge imputable by virtue of the availability of or accessibility to information relating to environmental or hazardous waste sites or the locations thereof.

Section 3.08

Trustee to Cooperate.

Upon any Principal Prepayment in full, the Servicer is authorized to execute, pursuant to the authorization contained in Section 3.01(f), if the related Assignment of Mortgage has been recorded as required hereunder, an instrument of satisfaction regarding the related Mortgage, which instrument of satisfaction shall be recorded by the Servicer if required by applicable law and be delivered to the Person entitled thereto. It is understood and agreed that no expenses incurred in connection with such instrument of satisfaction or transfer shall be reimbursed from amounts deposited in the Collection Account. If the Trustee is holding the Mortgage Files, from time to time and as appropriate for the servicing or foreclosure of any Mortgage Loan, the Trustee shall, upon request by the Servicer and delivery to the Trustee of a Request for Release, in the form annexed hereto as Exhibit I, signed by a Servicing Officer, release the related Mortgage File to the Servicer, and the Trustee shall execute such documents, in the forms provided by the Servicer, as shall be necessary to the prosecution of any such proceedings or the taking of other servicing actions. Such Request for Release shall obligate the Servicer to return the Mortgage File to the Trustee when the need therefor by the Servicer no longer exists unless the Mortgage Loan shall be liquidated, in which case, upon receipt of a certificate of a Servicing Officer similar to that hereinabove specified, the Request for Release shall be released by the Trustee to the Servicer.

In order to facilitate the foreclosure of the Mortgage securing any Mortgage Loan that is in default following recordation of the related Assignment of Mortgage in accordance with the provisions hereof, the Trustee shall, if so requested in writing by the Servicer, execute an appropriate assignment in the form provided to the Trustee by the Servicer to assign such Mortgage Loan for the purpose of collection, to the Servicer (any such assignment shall unambiguously indicate that the assignment is for the purposes of collection only), and, upon such assignment, such assignee for collection will thereupon bring all required actions in its own name and otherwise enforce the terms of the Mortgage Loan and deposit or credit the Net Liquidation Proceeds, exclusive of Foreclosure Profits, received with respect thereto in the Collection Account. In the event that all delinquent payments due under any such Mortgage Loan are paid by the Mortgagor and any other defaults are cured, then the assignee for collection shall promptly reassign such Mortgage Loan to the Trustee and return it to the place where the related Mortgage File was previously being maintained.

Section 3.09

Servicing Compensation; Payment of Certain Expenses by Servicer.

Subject to Section 5.04, the Servicer shall be entitled to retain the Servicing Fee in accordance with Section 3.02 as compensation for its services in connection with servicing the Mortgage Loans; provided, however, that the Servicer shall not retain or receive a Servicing Fee with respect to accrued interest included as part of the Purchase Price of a Mortgage Loan if such accrued interest was computed at the Net Loan Rate. Moreover, additional servicing compensation in the form of late payment charges, prepayment penalties or other receipts not required to be deposited in the Collection Account, including, without limitation, Foreclosure Profits, and, subject to Section 5.08, investment income on the Accounts (other than the Spread Account) shall be retained by the Servicer. The Servicer shall be required to pay all expenses incurred by it in connection with its activities hereunder (including payment of all other fees and expenses not expressly stated hereunder to be for the account of the Trust or the Certificateholders) and shall not be entitled to reimbursement therefor except as specifically provided herein.

Section 3.10

Annual Statement as to Compliance.

(a)

The Servicer shall deliver to the Trustee, the Certificate Insurer and the Rating Agencies, on or before March 15th of each applicable year, beginning in 200[__] (and covering the fiscal year ending in 200[__]), an Officer’s Certificate stating that (i) the Servicer has fully complied with the provisions of Articles III and V herein, if applicable, (ii) a review of the activities of the Servicer during the preceding fiscal year (or such shorter period as is applicable in the case of the first report) and of its performance under this Agreement has been made under such officer’s supervision, and (iii) to the best of such officer’s knowledge, based on such review, the Servicer has fulfilled all its material obligations under this Agreement throughout such fiscal year, or, if there has been a default in the fulfillment of any such obligation, specifying each such default known to such officer and the nature and status thereof. The Servicer shall promptly notify the Certificate Insurer, the Depositor, the Trustee, Standard & Poor’s and Moody’s upon any change in the basis on which its fiscal year is determined.

(b)

The Servicer shall deliver to the Trustee, the Certificate Insurer, the Depositor and each of the Rating Agencies, promptly after having obtained knowledge thereof, but in no event later than five Business Days thereafter, written notice by means of an Officer’s Certificate of any event which with the giving of notice or the lapse of time or both, would become an Event of Default.

Section 3.11

Annual Servicing Report.

Not later than March 15th of each applicable year, beginning in 200[__] (and covering the fiscal year ending in 200[__]), the Servicer, at its expense, shall cause a firm of independent public accountants reasonably acceptable to the Trustee and the Certificate Insurer to furnish a letter or letters to the Certificate Insurer, the Trustee, Standard & Poor’s and Moody’s to the effect that such firm has, with respect to the Servicer’s overall servicing operations, examined such operations in accordance with the requirements of the Uniform Single Attestation Program for Mortgage Bankers, and stating such firm’s conclusions relating thereto.

Section 3.12

Access to Certain Documentation and Information Regarding the Mortgage Loans.

The Servicer shall provide to the Trustee, the Certificate Insurer, Certificateholders which are federally insured savings and loan associations, the Office of Thrift Supervision, the FDIC and the supervisory agents and examiners of the Office of Thrift Supervision access to the documentation regarding the Mortgage Loans required by applicable regulations of the Office of Thrift Supervision and the FDIC (acting as operator of the SAIF or the BIF), such access being afforded without charge, but only upon reasonable request, and during normal business hours at the Offices of the Servicer. Nothing in this Section 3.12 shall derogate from the obligation of the Servicer to observe any applicable law prohibiting disclosure of information regarding the Mortgagors and the failure of the Servicer to provide access as provided in this Section 3.12 as a result of such obligation shall not constitute a breach of this Section 3.12.

Section 3.13

[Reserved].

Section 3.14

Reports to the Securities and Exchange Commission.

(a)

The Trustee shall reasonably cooperate with the Servicer in connection with the Trust’s satisfying the reporting requirements under the Securities Exchange Act of 1934, as amended (the “Exchange Act”).  The Trustee shall prepare on behalf of the Trust any Forms 8-K and 10-K customary for similar securities as required by the Exchange Act and the Rules and Regulations of the Securities and Exchange Commission (the “Commission”) thereunder, and the Depositor shall sign (or shall cause another entity acceptable to the Commission to sign) and the Trustee shall file (via the Commission’s Electronic Data Gathering and Retrieval System) such forms on behalf of the Depositor (or such other entity).  The Depositor hereby grants to the Trustee a limited power of attorney to execute any Form 8-K and file each such document on behalf of the Depositor, but only to the extent no accompanying certification is required to be filed on behalf of the Depositor.  Such power of attorney shall continue until the earlier of (i) receipt by the Trustee from the Depositor of written termination of such power of attorney and (ii) the termination of the Trust.  Notwithstanding anything herein to the contrary, the Depositor, and not the Trustee, shall be responsible for executing each Form 10-K filed on behalf of the Trust.  The Depositor shall provide the Trustee with a letter at closing, substantially in the form attached hereto as Exhibit M, instructing the Trustee, as filing agent, to comply with the reporting obligations provided in this Agreement for the Trust under the Exchange Act.

(b)

Each Form 8-K shall be filed by the Trustee within 15 days after each Distribution Date, with a copy of the statement to the Certificateholders for such Distribution Date as an exhibit thereto.  Prior to March 31st of each year (or such earlier date as may be required by the Exchange Act and the Rules and Regulations of the Commission), the Trustee shall file a Form 10-K, in substance as required by applicable law or applicable Commission staff’s interpretations.  Such Form 10-K shall include as exhibits the Servicer’s annual statement of compliance described under Section 3.10 and the accountant’s report described under Section 3.11, in each case to the extent that they have been timely delivered to the Trustee and upon which the Trustee may conclusively rely.  If they are not so timely delivered, the Trustee shall file an amended Form 10-K including such documents as exhibits reasonably promptly after they are delivered to the Trustee.  The Trustee shall have no liability with respect to any failure to properly prepare or file such periodic reports resulting from or relating to the Trustee’s inability or failure to obtain any information not resulting from its own negligence or willful misconduct.  The Form 10-K shall also include a certification in the form attached hereto as Exhibit N (the “Certification”), which shall be signed by the senior officer of the Servicer in charge of servicing.

(c)

In addition, the Trustee shall sign a certification (in the form attached hereto as Exhibit O) for the benefit of the Servicer and its officers, directors and Affiliates regarding certain aspects of items 1 through 3 of the Certification (provided, however, that the Trustee shall not undertake an analysis of the accountant’s report attached as an exhibit to the Form 10-K).  The Trustee’s certification shall be delivered to the Servicer by no later than March 18th of each year (or if such day is not a Business Day, the immediately preceding Business Day) and the Servicer shall deliver the Certification to the Trustee for filing no later than March 20th of each year (or if such day is not a Business Day, the immediately preceding Business Day).

In addition, the Trustee shall indemnify and hold harmless the Servicer and its officers, directors and Affiliates from and against any losses, damages, penalties, fines, forfeitures, reasonable and necessary legal fees and related costs, judgments and other costs and expenses arising out of or based upon a breach of the Trustee’s obligations under this Section 3.14 or the Trustee’s negligence, bad faith or willful misconduct in connection therewith.  If the indemnification provided for herein is unavailable or insufficient to hold harmless the Servicer, then the Trustee, in connection with a breach of the Trustee’s obligations under this Section 3.14 or the Trustee’s negligence, bad faith or willful misconduct in connection therewith, agrees that it shall contribute to the amount paid or payable by the Servicer as a result of the losses, claims, damages or liabilities of the Servicer in such proportion as is appropriate to reflect the relative fault of the Servicer on the one hand and the Trustee on the other.

If the indemnification provided for in this Agreement is unavailable or insufficient to hold harmless the Trustee, then the Servicer, in connection with a breach of the Servicer’s obligations under this Section 3.14 or the Servicer’s negligence, bad faith or willful misconduct in connection therewith, agrees that it shall contribute to the amount paid or payable by the Trustee as a result of the losses, claims, damages or liabilities of the Trustee in such proportion as is appropriate to reflect the relative fault of the Trustee on the one hand and the Servicer on the other.

(d)

Upon any filing with the Commission, the Trustee shall promptly deliver to the Servicer a copy of any executed report, statement or information.

(e)

Prior to January 30th of the first year in which the Trustee is able to do so under applicable law, the Trustee shall file a Form 15 Suspension Notification with respect to the Trust.

(f)

To the extent that, following the Closing Date, the Servicer certifies that reports and certifications differing from those required under this Section 3.14 comply with the reporting requirements under the Exchange Act, the Trustee and the Depositor hereby agree that each shall reasonably cooperate to amend the provisions of this Section 3.14 (in accordance with Section 11.01) in order to comply with such amended reporting requirements and such amendment of this Section 3.14.  Any such amendment may result in the reduction of the reports filed by the Servicer under the Exchange Act.  Notwithstanding the foregoing, the Trustee shall not be obligated to enter into any amendment pursuant to this Section that adversely affects its obligations and immunities under this Agreement.

Section 3.15

Reports of Foreclosures and Abandonments of Mortgaged Property; Returns Relating to Mortgage Interest Received from Individuals and Returns Relating to Cancellation of Indebtedness.

The Servicer shall make reports of foreclosures and abandonments of any Mortgaged Property for each year beginning in 2003. The Servicer shall file reports relating to each instance occurring during the previous calendar year in which the Servicer (i) on behalf of the Trustee acquires an interest in any Mortgaged Property through foreclosure or other comparable conversion in full or partial satisfaction of a Mortgage Loan, or (ii) knows or has reason to know that any Mortgaged Property has been abandoned. The reports from the Servicer shall be in form and substance sufficient to meet the reporting requirements imposed by Sections 6050J, 6050H and 6050P of the Code.

Section 3.16

Advances by the Servicer.

(a)

Not later than the close of business on each Determination Date, the Servicer shall remit to the Trustee for deposit in the Collection Account an amount (as indicated in the Trustee’s Remittance report prepared pursuant to Section 5.05), to be distributed on the related Distribution Date pursuant to Section 5.01, equal to the sum of (a) 30 days of interest accrued on the Principal Balance of each Mortgage Loan as to which no payment was received as of the close of business on the last day of the related Due Period (net of the Servicing Fee), and (b) with respect to each REO Property that was acquired during or prior to the related Due Period, and as to which an REO Property disposition did not occur during the related Due Period, an amount equal to the excess, if any, of interest on the Principal Balance of such REO Property at the Net Loan Rate for the most recently ended Due Period prior to the related Determination Date for the related Mortgage Loan over the net income from the REO Property transferred to the Collection Account for such Distribution Date pursuant to Section 3.07; such sum being defined herein as the “Monthly Advance.”

(b)

Notwithstanding anything herein to the contrary, no Servicing Advance or Monthly Advance shall be required to be made hereunder if the Servicer determines that such Servicing Advance or Monthly Advance would, if made, constitute a Nonrecoverable Advance.

Section 3.17

[Reserved].

Section 3.18

Superior Liens.

The Servicer shall file (or cause to be filed) of record a request for notice of any action by a superior lienholder under a First Lien for the protection of the Trustee’s interest, where permitted by local law and whenever applicable state law does not require that a junior lienholder be named as a party defendant in foreclosure proceedings in order to foreclose such junior lienholder’s equity of redemption.

If the Servicer is notified that any superior lienholder has accelerated or intends to accelerate the obligations secured by the First Lien, or has declared or intends to declare a default under the mortgage or the promissory note secured thereby, or has filed or intends to file an election to have the Mortgaged Property sold or foreclosed, the Servicer shall take, on behalf of the Trust, whatever actions are necessary to protect the interests of the Certificateholders and the Certificate Insurer, and/or to preserve the security of the related Mortgage Loan, subject to the application of the REMIC Provisions in accordance with the terms of this Agreement. The Servicer shall immediately notify the Trustee and the Certificate Insurer of any such action or circumstances. The Servicer shall advance the necessary funds to cure the default or reinstate the superior lien, if such advance is in the best interests of the Certificate Insurer and the Certificateholders which the Servicer may establish by seeking approval from the Certificate Insurer as evidenced by written instruction from the Certificate Insurer. Any action or inaction on the part of the Servicer in accordance with such written instructions shall be deemed to be in the best interests of the Certificate Insurer and the Certificateholders. If no written response is received within five (5) Business Days of receipt by the Certificate Insurer of such request for approval, the Servicer may advance or not advance in accordance with the second preceding sentence, without liability to the Certificateholders or the Certificate Insurer. The Servicer shall not make such an advance except to the extent that it determines in its reasonable good faith judgment that the advance would be recoverable from Liquidation Proceeds on the related Mortgage Loan and in no event in an amount that is greater than the Principal Balance of the related Mortgage Loan, except with the consent of the Certificate Insurer, which consent shall not be unreasonably withheld. The Servicer shall thereafter take such action as is necessary to recover the amount so advanced.

Section 3.19

Assumption Agreements.

When a Mortgaged Property has been or is about to be conveyed by a Mortgagor, the Servicer shall, to the extent it has knowledge of such conveyance or prospective conveyance, exercise its rights to accelerate the maturity of the related Mortgage Loan under any “due-on-sale” clause contained in the related Mortgage or Mortgage Note; provided, however, that the Servicer shall not exercise any such right if (i) the “due-on-sale” clause, in the reasonable belief of the Servicer, is not enforceable under applicable law, or (ii) the Servicer, in a manner consistent with reasonable commercial practice, permits the purchaser of the related Mortgaged Property to assume the Mortgage Loan. In such event, the Servicer shall enter into an assumption and modification agreement with the person to whom such property has been or is about to be conveyed, pursuant to which such person becomes liable under the Mortgage Note and, unless prohibited by applicable law, the Mortgagor remains liable thereon. The Servicer is also authorized, with the prior approval of the Certificate Insurer, to enter into a substitution of liability agreement with such person and such person will be substituted as mortgagor and become liable under the Mortgage Note; provided, however, that the Servicer shall have no liability under this Section 3.19 if the Certificate Insurer fails to respond to notice by the Servicer of a proposed substitution within two (2) Business Days of receipt thereof by the Certificate Insurer, provided that the Servicer acts in accordance with the servicing standards set forth in this Agreement. The Servicer shall notify the Trustee and the Certificate Insurer that any such substitution or assumption agreement has been completed by forwarding to the Trustee the original of such substitution or assumption agreement and a duplicate thereof to the Certificate Insurer, which original shall be added by the Trustee to the related Mortgage File and shall, for all purposes, be considered a part of such Mortgage File to the same extent as all other documents and instruments constituting a part thereof. In connection with any assumption or substitution agreement entered into pursuant to this Section 3.19, the Servicer shall not change the Loan Rate or the Monthly Payment, defer or forgive the payment of principal or interest, reduce the outstanding principal amount or extend the final maturity date on such Mortgage Loan.

Notwithstanding the foregoing paragraph or any other provision of this Agreement, the Servicer shall not be deemed to be in default, breach of, or in any other violation of its obligations hereunder by reason of any assumption of a Mortgage Loan by operation of law or any assumption which the Servicer may be restricted by law from preventing, for any reason whatsoever.

Section 3.20

Payment of Taxes, Insurance and Other Charges.

With respect to each Mortgage Loan, the Servicer shall maintain accurate records reflecting fire and hazard insurance coverage.

With respect to each Mortgage Loan as to which the Servicer maintains escrow accounts, the Servicer shall maintain accurate records reflecting the status of ground rents, taxes, assessments, water rates and other charges which are or may become a lien upon the Mortgaged Property and the status of primary mortgage guaranty insurance premiums, if any, and fire and hazard insurance coverage and shall obtain, from time to time, all bills for the payment of such charges (including renewal premiums) and shall effect payment thereof prior to the applicable penalty or termination date and at a time appropriate for securing maximum discounts allowable, employing for such purpose deposits of the Mortgagor in any escrow account which shall have been estimated and accumulated by the Servicer in amounts sufficient for such purposes, as allowed under the terms of the Mortgage. To the extent that a Mortgage does not provide for escrow payments, the Servicer shall, if it has received notice of a default or deficiency, monitor such payments to determine if they are made by the Mortgagor.

ARTICLE IV

Spread Account, Certificate Insurance Policy and Basis Risk Reserve Fund

Section 4.01

Establishment of Spread Account; Deposits in Spread Account; Permitted Withdrawals from Spread Account.

(a)

No later than the Closing Date, the Trustee shall establish and maintain for the benefit of the Certificateholders and the Certificate Insurer an Eligible Account titled “Spread Account, [Trustee], as trustee for the registered holders of Home Equity Loan Asset-Backed Certificates, Series 200[__]-[__].”  The Spread Account shall be treated as an “outside reserve fund” under Treasury Regulation Section 1.8606-2(h) and will not be part of the REMIC.  The Spread Account (including any investment earnings thereon) shall be treated as owned by the Class R Certificateholders and contributions from the REMIC to the Spread Account shall be treated as amounts distributed by the REMIC to the Class R Certificateholders and shall be taxable to such Holders.  The Spread Account shall consist of two sub-accounts, each of which relates to a Group.  Except as set forth in clause (c) of this Section 4.01, the Trustee shall, promptly upon receipt, deposit into the related sub-account of the Spread Account and retain therein:

(i)

on each Distribution Date, the related Monthly Excess Spread Amount transferred by the Trustee pursuant to Section 5.01(a)(vii); and

(ii)

upon receipt, amounts required to be deposited or to be paid by the Servicer pursuant to Section 5.08(e) and (f) in connection with losses and gains on investments of amounts in the Spread Account.

(b)

Amounts on deposit in the related sub-account of the Spread Account shall be withdrawn on each Distribution Date by the Trustee in the following order of priority:

(i)

to deposit in the Distribution Account (A) with respect to Group 1, an amount equal to the excess of (x) the sum of the maximum amount that may be distributed to the related Group to be distributed to Group 1 pursuant to Section 5.01(a)(i)-(iii) for such Distribution Date, over (y) the Group 1 Available Funds for such Distribution Date (other than any amounts with respect to related Insured Amounts and deposits from the related sub-account of the Spread Account), and (B) with respect to Group 2, an amount equal to the excess of (x) the sum of the maximum amount to the related Group to be distributed to Group 2 pursuant to Section 5.01(a)(i)-(iii) for such Distribution Date, over (y) the Group 2 Available Funds for such Distribution Date (other than any amounts with respect to related Insured Amounts and deposits from the related sub-account of the Spread Account);

(ii)

then to deposit in the Distribution Account for a Group from the sub-account of the Spread Account of the other Group the lesser of (a) the amount on deposit in such sub-account and (b) the amount by which (i) the sum of Available Funds (other than any amounts with respect to related Insured Amounts) for the Group benefiting from the deposit plus any crosscollateralization payment for the benefit of such Group is less than (ii) the maximum amount that may be distributed to such Group pursuant to Section 5.01(a)(i)-(iii) for such Distribution Date;

(iii)

to the extent that the amount then on deposit in the Spread Account exceeds the aggregate Base Spread Account Requirement as of such Distribution Date (such excess, a “Spread Account Excess”), an amount equal to such Spread Account Excess shall be paid to the Servicer and/or the Seller to the extent of any Reimbursable Amounts not previously reimbursed and the remainder to the Class R Certificateholders;

and also, in no particular order of priority:

(iv)

to invest amounts on deposit in the Spread Account in Eligible Investments that are scheduled to mature on or prior to the Business Day preceding the next Distribution Date, pursuant to Section 5.08(f), or such other investments which may have maturities extending beyond such date, as approved, from time to time, by the Rating Agencies and the Certificate Insurer;

(v)

to withdraw any amount not required to be deposited in the Spread Account or deposited therein in error;

(vi)

[reserved]

(vii)

to clear and terminate the Spread Account upon the termination of this Agreement and, upon such termination, to pay the balance, if any, to the Class R Certificateholders.

(c)

On the Distribution Date on which all amounts due have been paid to the Class A and Class A-IO Certificateholders, including the Certificate Insurer as subrogee of the Class A and Class A-IO Certificateholders, and all I & I Payments have been paid to the Certificate Insurer, the Trustee, after making any required withdrawals from the Spread Account pursuant to the preceding paragraph, shall:

(i)

clear and terminate the Spread Account, liquidate any investments therein and pay any uninvested funds therein or the proceeds of such liquidation to the Servicer and/or the Seller to the extent of any Reimbursable Amounts, and the remainder to the Class R Certificateholders; and

(ii)

pay future receipts of the Excess Spread to the Servicer and/or the Seller to the extent of any Reimbursable Amounts, and the remainder to the Class R Certificateholders.

(d)

the Spread Account may be terminated and other assets substituted therefor including mortgage loans similar to the Mortgage Loans, at any time, with the prior written approval of the Certificate Insurer and the Rating Agencies, and with written confirmation that such termination and substitution will not result in a downgrade of the current ratings of the Class A or Class A-IO Certificates without giving effect to the Certificate Insurance Policy.

Section 4.02

Certificate Insurance Policy.

(a)

As soon as possible, and in no event later than 12:00 noon New York time on the second Business Day immediately preceding the Distribution Date, the Trustee shall furnish the Certificate Insurer and the Servicer with a completed notice in the form set forth as Exhibit A to the Endorsement to the Certificate Insurance Policy (the “Notice”) in the event that the related Available Funds (other than any amounts in respect of Insured Amounts), Crosscollateralization Payments and amounts available from the other Group’s sub-account of the Spread Account are insufficient to pay the Remittance Amount with respect to each Class of Class A or Class A-IO Certificateholders, as applicable, on such Distribution Date. The Notice shall specify the amount of Insured Amounts and shall constitute a claim for an Insured Amount pursuant to the Certificate Insurance Policy. Upon receipt of Insured Amounts on behalf of the Class A and Class A-IO Certificateholders under the Certificate Insurance Policy, the Trustee shall deposit such Insured Amounts in the Distribution Account and shall distribute such Insured Amounts pursuant to Section 5.01.

(b)

The Trustee shall receive, as attorney-in-fact of each Holder of a Class A and Class A-IO Certificate, any Insured Amount from the Certificate Insurer and disburse the same to each Holder of a Class A and Class A-IO Certificate in accordance with the provisions of Section 5.01. Insured Amounts disbursed by the Trustee from proceeds of the Certificate Insurance Policy shall not be considered payment by the Trust nor shall such payments discharge the obligation of the Trust with respect to the related Class of Class A and Class A-IO Certificates, and the related Class Principal Balance shall be deemed not reduced for such purposes and the Certificate Insurer shall become the owner of such unpaid amounts due from the Trust in respect of such Class of Class A and Class A-IO Certificates. The Trustee hereby agrees on behalf of each Holder of a Class A and Class A-IO Certificate for the benefit of the Certificate Insurer that it recognizes that to the extent the Certificate Insurer pays Insured Amounts, either directly or indirectly (as by paying through the Trustee), to the Class A and Class A-IO Certificateholders, the Certificate Insurer will be subrogated to the rights of such Class A and Class A-IO Certificateholders, as applicable, with respect to such Insured Amounts, shall be deemed to the extent of the payments so made to be a registered Class A and Class A-IO Certificateholder for purposes of payment and shall receive all future related Remittance Amounts until all such Insured Amounts by the Certificate Insurer have been fully reimbursed, subject to the following paragraph. To evidence such subrogation, the Trustee shall note the Certificate Insurer’s rights as subrogee on the registration books maintained by the Trustee and on any related Class A and Class A-IO Certificates surrendered for payment upon receipt from the Certificate Insurer of proof of payment of any Insured Amount. Except as otherwise described herein, the Certificate Insurer shall not acquire any voting rights hereunder as a result of such subrogation. The effect of the foregoing provisions is that, to the extent of Insured Amounts paid by it, the Certificate Insurer shall be paid before payment of the balance of the related Remittance Amount is made to the other Holders of the related Class of Class A and Class A-IO Certificates subject to the following paragraph.

(c)

It is understood and agreed that the intention of the parties is that the Certificate Insurer shall not be entitled to reimbursement on any Distribution Date for amounts previously paid by it, unless, on such Distribution Date, each Class of Class A and Class A-IO Certificateholders shall also have received the full amount of the related Remittance Amount (exclusive of amounts representing amounts previously paid to the related Class of Class A and Class A-IO Certificateholders as Insured Amounts) for such Distribution Date.

(d)

The Trustee shall keep complete and accurate records of the amount of Insured Amounts and the Certificate Insurer shall have the right to inspect such records at reasonable times upon one Business Day’s prior notice to the Trustee.

(e)

The Trustee shall promptly notify the Certificate Insurer of any proceeding or the institution of any action seeking the avoidance as a preferential transfer under applicable bankruptcy, insolvency, receivership or similar law (a “Preference Claim”) of any distribution made with respect to the Class A and Class A-IO Certificates. Each Holder, by its purchase of Class A or Class A-IO Certificates, and the Trustee hereby agree that, the Certificate Insurer (so long as no Certificate Insurer Default exists) may, at any time during the continuation of any proceeding relating to a Preference Claim, direct all matters relating to such Preference Claim, including, without limitation, (i) the direction of any appeal of any order relating to any Preference Claim, and (ii) the posting of any surety, supersedeus or performance bond pending any such appeal. In addition, and without limitation of the foregoing, the Certificate Insurer shall be subrogated to the rights of the Trustee and each such Holder in the conduct of any such Preference Claim, including, without limitation, all rights of any party to an adversary proceeding action with respect to any order issued in connection with any such Preference Claim. Insured Amounts paid by the Certificate Insurer to the Trustee shall be received by the Trustee, as agent to the Certificateholders. The Trustee is not permitted to make a claim on the Trust or on any Certificateholder for payments made to Certificateholders under the Certificate Insurance Policy which are characterized as preference payments by any Bankruptcy Court having jurisdiction over any bankrupt Mortgagor unless ordered to do so by such Bankruptcy Court.

Section 4.03

Establishment of Basis Risk Reserve Fund; Deposits in Basis Risk Reserve Fund; Permitted Withdrawals from the Basis Risk Reserve Fund.

(a)

On the Closing Date, the Trustee shall establish and maintain in its name, in trust for the benefit of the Holders of the Class A Certificates, an Eligible Account titled “Basis Risk Reserve Fund, [Trustee] in trust for registered Holders of Lehman ABS Corporation, Home Equity Loan Asset-Backed Certificates, Series 200[__]-[__], Class A-2.”  Funds in the Basis Risk Reserve Fund shall be held in trust for the Holders of the Class A-2 Certificates for the uses and purposes set forth in this Agreement.  Funds in the Basis Risk Reserve Fund shall be held separate and apart from, and shall not be commingled with, any other moneys, including without limitation, other moneys held by the Trustee pursuant to this Agreement.  The Basis Risk Reserve Fund will be an “outside reserve fund” within the meaning of Treasury regulation Section 1.860G-2(h) established and maintained pursuant to this Section 4.03.  The Basis Risk Reserve Fund is not an asset of the REMIC. Ownership of the Basis Risk Reserve Fund is evidenced by the Class R Certificates.

(b)

On each Distribution Date, the Trustee shall withdraw from the Distribution Account and deposit into the Basis Risk Reserve Fund pursuant to Section 5.01(a)(viii), the Required Basis Risk Reserve Fund Deposit.  On each Distribution Date, the Trustee shall withdraw from the Basis Risk Reserve Fund amounts required to make distributions of the Class A-2 Available Funds Cap Carryforward to the Class A-2 Certificateholders.  Any such amounts deposited in the Basis Risk Reserve Fund shall be treated for federal tax purposes as amounts distributed by the REMIC Trust to the Class R Certificateholders and contributed by the Class R Certificateholders to the Basis Risk Reserve Fund.  On any Distribution Date, any amounts on deposit in the Basis Risk Reserve Fund in excess of the Required Basis Risk Reserve Fund Deposit shall be distributed to the Holders of the Class R Certificates.

(c)

Funds in the Basis Risk Reserve Fund may be invested in Eligible Investments by the Trustee at the direction of the Holders of the Class R Certificates evidencing at least 51% of the interest therein.  Any net investment earnings on such amounts shall be payable to the Holders of the Class R Certificates.  Amounts held in the Basis Risk Reserve Fund from time to time shall continue to constitute assets of the Trust Fund, but not of the REMIC Trust, until released from the Basis Risk Reserve Fund pursuant to this Section 4.03. The Basis Risk Reserve Fund constitutes an “outside reserve fund” within the meaning of Treasury Regulation §1.860G-2(h) and is not an asset of the REMIC Trust. For all federal tax purposes, amounts transferred by the REMIC Trust to the Basis Risk Reserve Fund shall be treated as amounts distributed by the REMIC Trust to the Class R Certificateholders. The Class R Certificates shall evidence ownership of the Basis Risk Reserve Fund for federal tax purposes and the Holders thereof shall direct the Trustee in writing as to the investment of amounts therein. In the absence of such written direction, all funds in the Basis Risk Reserve Fund shall be invested by the Trustee. The Trustee shall have no liability for losses on investments in Eligible Investments made pursuant to this Section 4.03 (other than as obligor on any such investments). Upon termination of the Trust Fund, any amounts remaining in the Basis Risk Reserve Fund shall be distributed to the Holders of the Class R Certificates in the same manner as if distributed pursuant to Section 5.01(a)(ix) hereof.

(d)

On the Distribution Date immediately after the Distribution Date on which the Class Principal Balance of the Class A-2 Certificates equals zero, any amounts on deposit in the Basis Risk Reserve Fund not payable in respect of the related Class A Certificate shall be distributed to the Holders of the Class R Certificates in the same manner as if distributed pursuant to Section 5.01(a)(ix) hereof.

ARTICLE V

Payments and Statements to

Certificateholders; Rights of Certificateholders

Section 5.01

Distributions.

(a)

On each Distribution Date the Trustee shall withdraw from the Distribution Account the Available Funds for each Group for such Distribution Date and shall make distributions thereof as described below in the following order of priority, and to the extent of Available Funds for each Group:

(i)

concurrently, (A) from Group 1 Available Funds, to the holders of the Class A-1 and Class A-IO-F Certificates, an amount equal to the related Interest Distribution Amount for such Distribution Date, any shortfalls being allocated pro rata to the Class A-1 and Class A-IO-F Certificates based upon the amount of interest each such Class would have received but for such shortfall and (B) from Group 2 Available Funds, to the holders of the Class A-2 and Class A-IO-V Certificates, an amount equal to the related Interest Distribution Amount for such Distribution Date, any shortfalls being allocated pro rata to the Class A-2 and Class A-IO-V Certificates based upon each such Class would have received but for such shortfall;

(ii)

(A) from Group 1 Available Funds, to the holders of the Class A-1 Certificates an amount equal to the Class A-1 Principal Distribution Amount for such Distribution Date, until the Class A-1 Principal Balance thereof has been reduced to zero and (B) from Group 2 Available Funds, to the holders of the Class A-2 Certificates an amount equal to the Class A-2 Principal Distribution Amount for such Distribution Date, until the Class A-2 Principal Balance thereof has been reduced to zero;

(iii)

to the Certificate Insurer an amount equal to the sum of (1) the accrued and unpaid related Premium Amount, (2) an amount sufficient to reimburse the Certificate Insurer to the extent of any unreimbursed Insured Amounts paid in respect of each related Group, with interest thereon at the rate specified in the Insurance Agreement, and (3) I and I Payments in respect of the related Group;

(iv)

to the Servicer and/or the Seller certain Reimbursable Amounts (other than Monthly Advances and Servicing Advances) not previously reimbursed;

(v)

to the Servicer, the amount of related Nonrecoverable Advances not previously reimbursed in respect of each related Group;

(vi)

to the holders of Certificates of the other Group to the extent of any Crosscollateralization Payment;

(vii)

to the Spread Account, the remaining Monthly Excess Spread Amount, in the following order (1) with respect to the Group 1 Monthly Excess Spread Amount, to the sub-account of the Spread Account relating to Group 1 until the Group 1 Base Spread Account Requirement is reached, (2) with respect to the Group 2 Monthly Excess Spread Amount, to the sub-account of the Spread Account relating to Group 2 until the Group 2 Base Spread Account Requirement is reached, and (3) to the extent that the amount on deposit in the sub-account of the Spread Account for a Group is equal to that Group’s related Base Spread Account Requirement, the remaining Monthly Excess Spread Amount relating to that Group will be deposited in the sub-account of the Spread Account relating to the other Group until the other Group’s related Base Spread Account Requirement is reached;

(viii)

from amounts otherwise distributable to the Class R Certificateholders, and solely from remaining Group 2 Available Funds, to the Basis Risk Reserve Fund, an amount up to the Required Basis Risk Reserve Fund Deposit; and

(ix)

then to the Class R Certificateholders, the balance, if any.

Any amount withdrawn from the Spread Account that is paid to the Class A-1, Class A-2, Class A-IO-F or Class A-IO-V Certificates, or used to reimburse the Certificate Insurer on account of a delinquency or realized loss on a Mortgage Loan shall be treated as paid to the REMIC pursuant to a credit enhancement contract.  Amounts released from the Spread Account to the Class R Certificateholders shall not be treated as paid by the REMIC.

If prior to the twenty-fourth Distribution Date, the weighted average Loan Rate of the Group 1 Mortgage Loans net of the Servicing Fee Rate, the Trustee Fee Rate, the related Premium Percentage and the Class A-IO-F Certificate Rate declines below the Class A-1 Certificate Rate, the Trustee shall account for the excess rate as a contribution to the Basis Risk Reserve Fund by the Spread Account or the Class R Certificateholder and a payment outside the REMIC to the Class A-1 Certificateholder pursuant to a contract right that is separate from the REMIC regular interest.  Solely for purposes of the REMIC provisions of the Code, the Class A-1 Certificates shall be treated as having a rate limited to such net rate.

(b)

Distribution of Insured Amounts.  With respect to any Distribution Date, in the event of an Insured Amount, the Trustee shall make payments pursuant to Section 5.01(a)(i) or (ii), as applicable, from the amount drawn under the Certificate Insurance Policy for such Distribution Date pursuant to Section 4.02. Funds received by the Trustee as a result of any claim under the Certificate Insurance Policy shall be applied solely to payments to Class A and Class A-IO Certificateholders and may not be applied to satisfy costs, expenses or liabilities of the Servicer, the Trustee or the Trust.

(c)

[Reserved].

(d)

Method of Distribution.  The Trustee shall make distributions in respect of a Distribution Date to each Certificateholder of record on the related Record Date (other than as provided in Section 10.01 respecting the final distribution) by check or money order mailed to such Certificateholder at the address appearing in the Certificate Register, or upon written request by a Certificateholder delivered to the Trustee at least five Business Days prior to such Record Date, by wire transfer. Distributions among Certificateholders shall be made in proportion to the Percentage Interests evidenced by the Certificates held by such Certificateholders.

(e)

Distributions on Book-Entry Certificates.  Each distribution with respect to a Book-Entry Certificate shall be paid to the Depository, which shall credit the amount of such distribution to the accounts of its Depository Participants in accordance with its normal procedures. Each Depository Participant shall be responsible for disbursing such distribution to the Certificate Owners that it represents and to each indirect participating brokerage firm (a “brokerage firm” or “indirect participating firm”) for which it acts as agent. Each brokerage firm shall be responsible for disbursing funds to the Certificate Owners that it represents. All such credits and disbursements with respect to a Book-Entry Certificate are to be made by the Depository and the Depository Participants in accordance with the provisions of the Certificates. None of the Trustee, the Paying Agent, the Certificate Registrar, the Depositor, the Servicer or the Seller shall have any responsibility therefor except as otherwise provided by applicable law.

Section 5.02

Calculation of the Class A-2 Certificate Rate.

With respect to the Class A-2 Certificates, on the second LIBOR Business Day immediately preceding each Distribution Date (referred to in this sentence as the “current Distribution Date”) the Trustee shall determine LIBOR and the Class A-2 Certificate Rate for such Class and the Distribution Date next succeeding such current Distribution Date and inform the Servicer (at the facsimile number given to the Trustee in writing) of such rate.

Section 5.03

Simple Interest Excess Account; Deposits in Simple Interest Excess Account.

(a)

No later than the Closing Date, the Trustee shall establish and maintain, for the benefit of the Certificateholders, a separate trust account titled “Simple Interest Excess Account, [Trustee], as trustee for the registered holders of Home Equity Loan Asset-Backed Certificates, Series 200[__]-[__]”. The Trustee shall, on each Distribution Date prior to making the distributions pursuant to Section 5.01, transfer to the Simple Interest Excess Account all Net Simple Interest Excess, if any, for such Distribution Date pursuant to Section 3.03(i), and shall maintain a record of such deposit.

(b)

The Trustee shall withdraw amounts on deposit in the Simple Interest Excess Account in respect of each Group on each Determination Date for deposit to the Distribution Account in an amount equal to the lesser of (i) the amount on deposit therein, and (ii) the Net Simple Interest Shortfall for the related Due Period.

(c)

The Trustee shall distribute to the Class R Certificateholders the balance in the Simple Interest Excess Account on the Distribution Date each year occurring in December.  Such distributions shall be deemed to be made on a first-in first-out basis. In addition, the Trust shall clear and terminate the Simple Interest Excess Account upon the termination of this Agreement and distribute any funds remaining therein to the Servicer as additional Servicing Compensation.

(d)

Amounts on deposit in the Simple Interest Excess Account may be invested in Eligible Investments pursuant to Section 5.08.

Section 5.04

Compensating Interest.

Not later than the close of business on each Determination Date, the Servicer shall remit to the Trustee for deposit to the Collection Account an amount equal to the lesser of (A) the sum of (i) the aggregate of the Prepayment Interest Shortfalls for the related Group for the related Distribution Date resulting from Principal Prepayments for the related Group during the related Due Period, and (ii) the excess of the Net Simple Interest Shortfalls for the related Group for the related Due Period over the amount deposited to the Distribution Account pursuant to Section 5.03(b) in respect of such related Group on such date, and (B) its aggregate Servicing Fees for such Group received in the related Due Period. The Servicer shall not have the right to reimbursement for any amounts deposited to the Collection Account pursuant to this Section. The Servicing Fee for each Group shall be applied first to amounts in clause (A) and then to amounts in clause (B).

Section 5.05

Statements.

Not later than 12:00 noon California time on the fourth Business Day following the last day of a Due Period, the Servicer shall deliver to the Trustee a computer tape containing the information set forth on Exhibit D as to each Mortgage Loan as of such Due Period and such other information as the Trustee shall reasonably require. Not later than 12:00 noon California time on the Determination Date, the Trustee shall deliver to the Servicer, the Depositor and to the Certificate Insurer, by telecopy, with a hard copy thereof to be delivered on the succeeding Distribution Date, a statement (the “Trustee’s Remittance Report”) containing the information set forth below (to the extent any such information to be delivered by the Servicer pursuant to the first sentence of this Section 5.01(a) has been so delivered) with respect to such Distribution Date:

(i)

The Group 1 and Group 2 Available Funds and each Certificate Rate for the related Distribution Date;

(ii)

The Class Principal Balance of each Class of Class A Certificates and the Notional Balance of each Class of Class A-IO Certificates and the Aggregate Principal Balance of the Mortgage Loans in each Group as reported in the prior Trustee’s Remittance Report pursuant to subclause (xii) below, or, in the case of the first Determination Date, the Original Class Certificate Balance of each Class of Class A Certificates and the Original Notional Balance of each Class of Class A-IO Certificates and the related Cut-Off Date Principal Balance of the Mortgage Loans in each Group;

(iii)

The number and Principal Balances of all Mortgage Loans and of the Mortgage Loans in each Group, that were the subject of Principal Prepayments during the Due Period;

(iv)

The amount of all Curtailments in each Group that were received during the Due Period;

(v)

The principal portion of all Monthly Payments for each Group received during the Due Period;

(vi)

The amount of interest received on the Mortgage Loans in each Group;

(vii)

The amount of the Monthly Advances and the Compensating Interest payment to be made on the Determination Date for each Group;

(viii)

The delinquency and foreclosure information set forth in the form attached hereto as Exhibit L;

(ix)

The Remittance Amount for each Class of Class A and Class A-IO Certificates for the Distribution Date with the components thereof stated separately;

(x)

The amount of the Insured Amounts for each Group, if any, to be paid on the Distribution Date;

(xi)

The amount to be distributed to the Class R Certificateholders for the Distribution Date;

(xii)

The Class Principal Balance of each Class of Class A Certificates and the Notional Balance of each Class of Class A-IO Certificates and the Aggregate Principal Balance of each Group, each after giving effect to the distribution to be made on the Distribution Date;

(xiii)

The weighted average remaining term to maturity of the Mortgage Loans in each Group and the weighted average Loan Rate in each Group;

(xiv)

The Servicing Fee for each Group and the amount to be paid to the Certificate Insurer pursuant to Section 5.01;

(xv)

The amount of all payments or reimbursements to the Servicer pursuant to Section 3.03;

(xvi)

The Pool Factor for each Group determined using the balances in subclause (ii) above;

(xvii)

The amount, if any, transferred from the Simple Interest Excess Account to the Distribution Account pursuant to Section 5.03 and from the Spread Account to the Distribution Account pursuant to Section 4.01;

(xviii)

The percentage of the related Excess Spread used to determine the Monthly Excess Spread Amount for each Group, the Excess Spread for each Group, the Monthly Excess Spread Amount for each Group, the Spread Account Excess and the allocation of the Spread Account Excess to Reimbursable Amounts, Monthly Advances and Class R Certificateholders pursuant to Section 4.01;

(xix)

The amounts which are reimbursable to the Servicer or the Seller, as appropriate, pursuant to Section 5.01(a)(iv) and the amount paid to Class R Certificateholders pursuant to Section 5.01(a)(ix);

(xx)

The number of Mortgage Loans in each Group outstanding at the beginning and at the end of the related Due Period;

(xxi)

The amount on deposit in each sub-account of the Spread Account after the Distribution Date;

(xxii)

The amount of losses experienced on the Mortgage Loans in each Group during the preceding Due Period and the cumulative losses for the Mortgage Loans in each Group as a percentage of the related Cut-Off Date Principal Balance;

(xxiii)

The Class A-2 Available Funds Carryforward, if any, after giving effect to all distributions on such Distribution Date;

(xxiv)

The amount of Class Interest Carryover Shortfall relating to each Class of Class A Certificates and the Class A-IO Certificates, separately stating the amount that is allocable to each such Class and the amount allocable to interest and principal; and

(xxv)

Whether a Servicer Termination Delinquency Event or a Servicer Termination Loss Event has occurred and specifying the details thereof.

The Trustee shall make such report available to the Servicer, the Depositor, the Certificateholders, the Certificate Insurer, the Rating Agencies and Bloomberg (at 499 Park Avenue, New York, New York 10022, Attention: [________]) on its internet website located at “www.corporatetrust.db.com” on the related Distribution Date.  Assistance in using the website can be obtained by calling the Trustee’s investor relations desk at (800) 735-7777.  Parties that are unable to use the above distribution method are entitled to have a paper copy mailed to them via first class mail by calling the investor relations desk and indicating such.  In addition, together with such report, the Trustee shall forward to Bloomberg a copy of the computer tape delivered by the Servicer on the Distribution Date.  The Trustee may fully rely upon and shall have no liability with respect to information provided by the Servicer.

To the extent that there are inconsistencies between the telecopy of the Trustee’s Remittance Report and the hard copy issued upon request (pursuant to the preceding paragraph) thereof, the Servicer may rely upon the latter.

In the case of information furnished pursuant to subclauses (ii) and (ix) above, the amounts shall be expressed in a separate section of the report as a dollar amount for each Class for each $1,000 original dollar amount as of the Cut-Off Date.

(b)

Within a reasonable period of time after the end of each calendar year, the Trustee shall furnish to each Person who at any time during the calendar year was a Class A or Class A-IO Certificateholder, if requested in writing by such Person, such information as is reasonably necessary to provide to such Person a statement containing the information set forth in subclause (ix) above, aggregated for such calendar year or applicable portion thereof during which such Person was a Certificateholder. Such obligation of the Trustee shall be deemed to have been satisfied to the extent that substantially comparable information shall be prepared and furnished by the Trustee to Certificateholders pursuant to any requirements of the Code as are in force from time to time.

(c)

On each Distribution Date, the Trustee shall forward to the Class R Certificateholders a copy of the reports forwarded to the Class A and Class A-IO Certificateholders in respect of such Distribution Date and a statement setting forth the amounts actually distributed to the Class R Certificateholders on such Distribution Date together with such other information as the Trustee deems necessary or appropriate.

(d)

Within a reasonable period of time after the end of each calendar year, the Trustee shall deliver to each Person who at any time during the calendar year was a Class R Certificateholder, if requested in writing by such Person, such information as is reasonably necessary to provide to such Person a statement containing the information provided pursuant to the previous paragraph aggregated for such calendar year or applicable portion thereof during which such Person was a Class R Certificateholder. Such obligation of the Trustee shall be deemed to have been satisfied to the extent that substantially comparable information shall be prepared and furnished to Certificateholders by the Trustee pursuant to any requirements of the Code as from time to time in force.

(e)

The Servicer and the Trustee shall furnish to each Certificateholder and to the Certificate Insurer (if requested in writing), during the term of this Agreement, such periodic, special, or other reports or information, whether or not provided for herein, as shall be necessary, reasonable, or appropriate with respect to the Certificateholder or the Certificate Insurer, as the case may be, or otherwise with respect to the purposes of this Agreement, all such reports or information to be provided by and in accordance with such applicable instructions and directions (if requested in writing) as the Certificateholder or the Certificate Insurer, as the case may be, may reasonably require; provided that the Servicer and the Trustee shall be entitled to be reimbursed by such Certificateholder or the Certificate Insurer, as the case may be, for their respective fees and actual expenses associated with providing such reports, if such reports are not generally produced in the ordinary course of their respective businesses or readily obtainable.

(f)

Reports and computer tapes furnished by the Servicer pursuant to this Agreement shall be deemed confidential and of a proprietary nature, and shall not be copied or distributed except to the extent required by law or to the Rating Agencies, the Depositor, the Certificate Insurer’s reinsures, parent, regulators, liquidity providers and auditors, provided that the Certificate Insurer shall attempt in good faith to cause such additional Persons to acknowledge in writing the foregoing restrictions, and in connection with the purposes and requirements of this Agreement. No Person entitled to receive copies of such reports or tapes or lists of Certificateholders shall use the information therein for the purpose of soliciting the customers of the Seller or for any other purpose except as set forth in this Agreement.

Section 5.06

[Reserved].

Section 5.07

Distribution Account.

The Trustee shall establish for the benefit of the Certificateholders, with [Trustee], a separate trust account (the “Distribution Account”) titled Distribution Account, “[Trustee], as Trustee, in trust for the registered holders of Home Equity Loan Asset-Backed Certificates, Series 200[__]-[__].” The Distribution Account shall be an Eligible Account. The Trustee shall deposit any amounts representing payments on and any collections in respect of the Mortgage Loans received by it immediately following receipt thereof, including, without limitation, all amounts withdrawn by the Servicer from the Collection Account pursuant to Section 3.03 for deposit to the Distribution Account. Amounts on deposit in the Distribution Account may be invested in Eligible Investments pursuant to Section 5.08.

Section 5.08

Investment of Accounts.

(a)

So long as no Event of Default shall have occurred and be continuing, and consistent with any requirements of the Code, all or a portion of any Account held by the Trustee shall be invested and reinvested by the Trustee, as directed in writing by the Servicer, in one or more Eligible Investments bearing interest or sold at a discount. If an Event of Default shall have occurred and be continuing or if the Servicer does not provide investment directions, the Trustee shall invest all Accounts in Eligible Investments described in paragraph (vi) of the definition of Eligible Investments. Except as provided in Section 5.08(f), no such investment in any Account shall mature later than the Business Day immediately preceding the next Distribution Date (except that (i) if such Eligible Investment is an obligation of the Trustee, then such Eligible Investment shall mature not later than such Distribution Date, and (ii) such Eligible Investments may mature on any other date as may be approved by the Rating Agencies and the Certificate Insurer).

(b)

If any amounts are needed for disbursement from any Account held by the Trustee and sufficient uninvested funds are not available to make such disbursement, the Trustee shall cause to be sold or otherwise converted to cash a sufficient amount of the investments in such Account. The Trustee shall not be liable for any investment loss or other charge resulting therefrom unless the Trustee’s failure to perform in accordance with this Section 5.08 is the cause of such loss or charge.

(c)

Subject to Section 9.01 hereof, the Trustee shall not in any way be held liable by reason of any insufficiency in any Account held by the Trustee resulting from any investment loss on any Eligible Investment included therein (except to the extent that the Trustee is the obligor and has defaulted thereon or as provided in subsection (b) of this Section 5.08).

(d)

The Trustee shall invest and reinvest funds in the Accounts held by the Trustee, to the fullest extent practicable, in such manner as the Servicer shall from time to time direct as set forth in Section 5.08(a), but only in one or more Eligible Investments.

(e)

So long as no Event of Default shall have occurred and be continuing, all net income and gain realized from investment of, and all earnings on funds deposited in, the Collection Account, the Distribution Account and the Simple Interest Excess Account shall be for the benefit of the Servicer as servicing compensation (in addition to the Servicing Fee), and shall be subject to withdrawal on or before the first Business Day of the month following the month in which such income or gain is received. The Servicer shall deposit in the Collection Account, the Distribution Account, the Simple Interest Excess Account or the Spread Account, as the case may be, the amount of any loss incurred in respect of any Eligible Investment held therein which is in excess of the income and gain thereon immediately upon realization of such loss, without any right to reimbursement therefor from its own funds. Income or gain from Eligible Investments held in the Spread Account and, if an Event of Default shall have occurred and be continuing, from all other Eligible Investments shall be deposited into the Spread Account.

(f)

Amounts on deposit in the Spread Account may be invested at the Servicer’s direction and in accordance with the following guidelines:

(1)

as of any date of determination, no less than the greater of (i) an amount equal to 33% times the aggregate Base Spread Account Requirement, and (ii) an amount equal to the sum of the aggregate Principal Balances of Mortgage Loans that have converted to REO Properties and Mortgage Loans in foreclosure, but, in the case of both clauses (i) and (ii) hereof, in no event more than the aggregate Base Spread Account Requirement, shall mature no later than the Business Day immediately preceding the next Distribution Date; and

(2)

as of any date of determination, no more than the greater of (i) an amount equal to 33% times the aggregate Base Spread Account Requirement, and (ii) an amount equal to the sum of the aggregate Principal Balances of Mortgage Loans that have converted to REO Properties and an amount equal to 33% times the aggregate Principal Balances of Mortgage Loans that are 90 or more days delinquent (including Mortgage Loans in foreclosure), but, in the case of both clauses (i) and (ii) hereof, in no event more than the aggregate Base Spread Account Requirement, may mature no later than the Business Day immediately preceding the second succeeding Distribution Date; and

(3)

as of any date of determination, the excess of the amounts on deposit in the Spread Account over the amounts described in Section 5.08(f)(1) and (2) may mature no later than the Business Day next preceding the third succeeding Distribution Date;

provided, however, that amounts on deposit in the Spread Account may mature at a later date than that set forth in clauses (1), (2) and (3) above, upon receipt by the Trustee of the Certificate Insurer’s consent and confirmation in writing from each Rating Agency that such investment’s maturity shall not result in a downgrade of the ratings on the Class A or Class A-IO Certificates without giving effect to the Certificate Insurance Policy.

ARTICLE VI

The Certificates

Section 6.01

The Certificates.

Each of the Class A, Class A-IO and Class R Certificates shall be substantially in the forms set forth in Exhibits A and B, respectively, and shall, on original issue, be executed, authenticated and delivered by the Trustee to or upon the order of the Depositor concurrently with the sale and assignment to the Trustee of the Trust.  The Class A Certificates shall be initially evidenced by one or more certificates representing a fraction of the related Original Class A Certificate Balance and shall be held in minimum dollar denominations of $1,000 and dollar multiples in excess thereof, except that one of each Class of the Class A Certificates may be in a different denomination so that the sum of the denominations of all outstanding Classes of Class A Certificates shall equal the related Original Class A Certificate Balance. The Class A-IO Certificates shall be initially evidenced by one or more certificates representing Percentage Interests of each Class of Class A-IO Certificates; provided, however, that the sum of all such percentages totals 100%.  The Class A-IO Certificates shall be held in minimum dollar denominations of $1,000 and dollar multiples in excess thereof.

The Certificates shall be executed by manual or facsimile signature on behalf of the Trustee by a Responsible Officer. Certificates bearing the manual or facsimile signatures of individuals who were, at the time when such signatures were affixed, authorized to sign on behalf of the Trustee shall bind the Trust, notwithstanding that such individuals or any of them have ceased to be so authorized prior to the authentication and delivery of such Certificates or did not hold such offices at the date of such Certificate. No Certificate shall be entitled to any benefit under this Agreement, or be valid for any purpose, unless such Certificate shall have been manually authenticated by the Trustee substantially in the form provided for herein, and such authentication upon any Certificate shall be conclusive evidence, and the only evidence, that such Certificate has been duly authenticated and delivered hereunder. All Certificates shall be dated the date of their authentication. Subject to Section 6.02(c), the Class A and Class A-IO Certificates shall be Book-Entry Certificates. The Class R Certificates shall not be Book-Entry Certificates.

Section 6.02

Registration of Transfer and Exchange of Certificates.

(a)

The Certificate Registrar shall cause to be kept at the Corporate Trust Office a Certificate Register in which, subject to such reasonable regulations as it may prescribe, the Certificate Registrar shall provide for the registration of Certificates and of transfers and exchanges of Certificates as herein provided.  The Trustee shall initially serve as Certificate Registrar for the purpose of registering Certificates and transfers and exchanges of Certificates as herein provided.

Upon surrender for registration of transfer of any Certificate at any office or agency of the Certificate Registrar maintained for such purpose (initially designated the office of the Trustee’s agent located at DTC, Transfer Agent Services, 55 Water Street, Jeanette Park Entrance, New York, New York 10041) pursuant to the foregoing paragraph, and, in the case of a Class A-IO Certificate or a Class R Certificate, upon satisfaction of the conditions set forth below, the Trustee on behalf of the Trust shall execute, authenticate and deliver, in the name of the designated transferee or transferees, one or more new Certificates of the same aggregate Percentage Interest.

At the option of the Certificateholders, Certificates may be exchanged for other Certificates in authorized denominations and the same aggregate Percentage Interests, upon surrender of the Certificates to be exchanged at any such office or agency.  Whenever any Certificates are so surrendered for exchange, the Trustee shall execute and authenticate and deliver the Certificates which the Certificateholder making the exchange is entitled to receive. Every Certificate presented or surrendered for registration of transfer or exchange shall (if so required by the Trustee or the Certificate Registrar) be duly endorsed by, or be accompanied by a written instrument of transfer in form satisfactory to the Trustee and the Certificate Registrar duly executed by, the Holder thereof or his attorney duly authorized in writing.

(b)

Except as provided in paragraph (c) below, the Book-Entry Certificates shall at all times remain registered in the name of the Depository or its nominee and at all times: (i) registration of such Certificates may not be transferred by the Trustee except to another Depository; (ii) the Depository shall maintain book-entry records with respect to the Certificate Owners and with respect to ownership and transfers of such Certificates; (iii) ownership and transfers of registration of such Certificates on the books of the Depository shall be governed by applicable rules established by the Depository; (iv) the Depository may collect its usual and customary fees, charges and expenses from its Depository Participants; (v) the Trustee shall deal with the Depository as representative of the Certificate Owners of the Certificates for purposes of exercising the rights of Holders under this Agreement, and requests and directions for and votes of such representative shall not be deemed to be inconsistent if they are made with respect to different Certificate Owners; and (vi) the Trustee may rely and shall be fully protected in relying upon information furnished by the Depository with respect to its Depository Participants and furnished by the Depository Participants with respect to indirect participating firms and Persons shown on the books of such indirect participating firms as direct or indirect Certificate Owners.

All transfers by Certificate Owners of Book-Entry Certificates shall be made in accordance with the procedures established by the Depository Participant or brokerage firm representing such Certificate Owners. Each Depository Participant shall only transfer Book-Entry Certificates of Certificate owners that it represents or of brokerage firms for which it acts as agent in accordance with the Depository’s normal procedures. The parties hereto are hereby authorized to execute a Letter of Representations with the Depository or take such other action as may be necessary or desirable to register a Book-Entry Certificate to the Depository. In the event of any conflict between the terms of any such Letter of Representation and this Agreement, the terms of this Agreement shall control.

(c)

If (i)(x) the Depository or the Depositor advises the Trustee in writing that the Depository is no longer willing or able to discharge properly its responsibilities as Depository, and (y) the Trustee or the Depositor is unable to locate a qualified successor, (ii) the Depositor, at its sole option, with the consent of the Trustee, elects to terminate the book-entry system through the Depository, or (iii) after the occurrence of an Event of Default, the Certificate Owners of each Class of Class A and Class A-IO Certificates representing Percentage Interests aggregating not less than 51% advise the Trustee and Depository through the Financial Intermediaries and the DTC participants in writing that the continuation of a book-entry system through the Depository to the exclusion of definitive, fully registered certificates (the “Definitive Certificates”) to Certificate owners is no longer in the best interests of the Certificate Owners, then upon surrender to the Certificate Registrar of the Class A and Class A-IO Certificates by the Depository, accompanied by registration instructions from the Depository for registration, the Trustee shall at the Depositor’s expense, in the case of (i) and (ii) above, or the Seller’s expense, in the case of (iii) above, the Trustee shall execute and authenticate the Definitive Certificates. Neither the Depositor nor the Trustee shall be liable for any delay in delivery of such instructions and may conclusively rely on, and shall be protected in relying on, such instructions. Upon the issuance of Definitive Certificates, the Trustee, the Certificate Registrar, the Servicer, any Paying Agent and the Depositor shall recognize the Holders of the Definitive Certificates as Certificateholders hereunder.

(d)

Except with respect to the initial transfer of the Class A-IO Certificates and the Class R Certificates by the Depositor, no transfer, sale, pledge or other disposition of any Class A-IO Certificates or any Class R Certificate shall be made unless such disposition is exempt from the registration requirements of the Securities Act of 1933, as amended (the “1933 Act”), and any applicable state securities laws or is made in accordance with the 1933 Act and laws.  In the event of any such transfer, other than the transfer of the Tax Matters Person Residual Interest to the Trustee or (1) in reliance upon Rule 144A under the 1933 Act or (2) to an “accredited investor” as defined under Rule 501(a) (1), (2), (3) or (7) of the 1933 Act, the Trustee and the Depositor shall require either (i) a written Opinion of Counsel (which may be in-house counsel) acceptable to and in form and substance reasonably satisfactory to the Trustee and the Depositor that such transfer may be made pursuant to an exemption, describing the applicable exemption and the basis therefor, from the 1933 Act or is being made pursuant to the 1933 Act, which Opinion of Counsel shall not be an expense of the Trustee, the Servicer or the Depositor or (ii) the Trustee shall require the transferor to execute a transferor certificate (in substantially the form attached hereto as Exhibit K) and the transferee to execute an investment letter (in substantially the form attached hereto as Exhibit J) acceptable to and in form and substance reasonably satisfactory to the Seller and the Trustee certifying to the Seller and the Trustee the facts surrounding such transfer, which investment letter shall not be an expense of the Trustee, the Servicer or the Seller.  The Holder of a Class A-IO Certificates or a Class R Certificate desiring to effect such transfer shall, and does hereby agree to, indemnify the Trustee and the Depositor against any liability that may result if the transfer is not so exempt or is not made in accordance with such federal and state laws.

No transfer of a Class R Certificate shall be made unless the Trustee shall have received either (i) a representation letter from the transferee of such Certificate, acceptable to and in form and substance satisfactory to the Trustee and the Depositor, to the effect that such transferee is not an employee benefit plan subject to Section 406 of ERISA, nor a person acting on behalf of any such plan, which representation letter shall not be an expense of the Trustee or the Depositor, or (ii) in the case of a Class R Certificate presented for registration in the name of an employee benefit plan subject to ERISA, and Section 4975 of the Code (or comparable provisions of any subsequent enactments), or a trustee of any such plan, an Opinion of Counsel satisfactory to the Trustee and the Depositor to the effect that the purchase or holding of such Certificate will not result in the assets of the Trust being deemed to be “plan assets” and subject to the prohibited transaction provisions of ERISA and the Code and will not subject the Trustee or the Depositor to any obligation in addition to those undertaken in this Agreement, which opinion of counsel shall not be an expense of the Trustee or the Depositor. Notwithstanding anything else to the contrary herein, in the event any purported transfer of any Class R Certificate is made without delivery of the representation letter referred to above, such representation shall be deemed to have been made by the Transferee by its acceptance of such Certificate. In addition, any purported transfer of a Class R Certificate to or on behalf of an employee benefit plan subject to ERISA or to the Code without the delivery to the Trustee of an Opinion of Counsel satisfactory to the Trustee as described above shall be void and of no effect.

Each Person who has or who acquires any Ownership Interest in a Class R Certificate shall be deemed by the acceptance or acquisition of such Ownership Interest to have agreed to be bound by the following provisions and to have irrevocably appointed the Depositor or its designee as its attorney-in-fact to negotiate the terms of any mandatory sale under clause (v) below and to execute all instruments of transfer and to do all other things necessary in connection with any such sale, and the rights of each Person acquiring any Ownership Interest in a Class R Certificate are expressly subject to the following provisions:

(i)

Each Person holding or acquiring any Ownership Interest in a Class R Certificate shall be a Permitted Transferee and shall promptly notify the Trustee of any change or impending change in its status as a Permitted Transferee.

(ii)

No Person shall acquire an ownership Interest in a Class R Certificate unless such Ownership Interest is a pro rata undivided interest.

(iii)

In connection with any proposed transfer of any Ownership Interest in a Class R Certificate, the Trustee shall as a condition to such consent, require delivery to it, in form and substance satisfactory to it, of each of the following:

A.

an affidavit in the form of Exhibit G hereto from the proposed transferee to the effect that such transferee is a Permitted Transferee and that it is not acquiring its Ownership Interest in the Class R Certificate that is the subject of the proposed transfer as a nominee, trustee or agent for any Person who is not a Permitted Transferee; and

B.

a covenant of the proposed transferee to the effect that the proposed transferee agrees to be bound by and to abide by the transfer restrictions applicable to the Class R Certificates.

(iv)

Any attempted or purported transfer of any Ownership Interest in a Class R Certificate in violation of the provisions of this Section 6.02 shall be absolutely null and void and shall vest no rights in the purported transferee. If any purported transferee shall, in violation of the provisions of this Section 6.02, become a Holder of a Class R Certificate, then the prior Holder of such Class R Certificate that is a Permitted Transferee shall, upon discovery that the registration of transfer of such Class R Certificate was not in fact permitted by this Section 6.02, be restored to all rights as Holder thereof retroactive to the date of registration of transfer of such Class R Certificate. The Trustee shall be under no liability to any Person for any registration of transfer of a Class R Certificate that is in fact not permitted by this Section 6.02 or for making any distributions due on such Class R Certificate to the Holder thereof or taking any other action with respect to such Holder under the provisions of the Agreement so long as the transfer was not registered upon the express written consent of the Trustee. The Trustee shall be entitled to recover from any Holder of a Class R Certificate that was in fact not a Permitted Transferee at the time such distributions were made all distributions made on such Class R Certificate. Any such distributions so recovered by the Trustee shall be distributed and delivered by the Trustee to the prior Holder of such Class R Certificate that is a Permitted Transferee.

(v)

If any Person other than a Permitted Transferee acquires any Ownership Interest in a Class R Certificate in violation of the restrictions in this Section 6.02, then the Trustee shall have the right but not the obligation, without notice to the Holder of such Class R Certificate or any other Person having an Ownership Interest therein, to notify the Depositor to arrange for the sale of such Class R Certificate. The proceeds of such sale, net of commissions (which may include commissions payable to the Depositor or its affiliates in connection with such sale), expenses and taxes due, if any, will be remitted by the Trustee to the previous Holder of such Class R Certificate that is a Permitted Transferee, except that in the event that the Trustee determines that the Holder of such Class R Certificate may be liable for any amount due under this Section 6.02 or any other provisions of this Agreement, the Trustee may withhold a corresponding amount from such remittance as security for such claim. The terms and conditions of any sale under this clause (v) shall be determined in the sole discretion of the Trustee, and it shall not be liable to any Person having an Ownership Interest in a Class R Certificate as a result of its exercise of such discretion.

(vi)

If any Person other than a Permitted Transferee acquires any Ownership Interest in a Class R Certificate in violation of the restrictions in this Section 6.02, then the Trustee, based on information provided to the Trustee by the Depositor will provide to the Internal Revenue Service, and to the persons specified in Section 860E(e)(3) and (6) of the Code, information needed to compute the tax imposed under Section 860E(e)(5) of the Code on transfers of residual interests to disqualified organizations.

The foregoing provisions of this Section 6.02 (d) shall cease to apply to transfers occurring on or after the date on which there shall have been delivered to the Trustee, in form and substance satisfactory to the Trustee and the Certificate Insurer, (i) written notification from each Rating Agency that the removal of the restrictions on Transfer set forth in this Section 6.02 will not cause such Rating Agency to downgrade its rating of the Class A or Class A-IO Certificates without taking into account the Certificate Insurance Policy, and (ii) an Opinion of Counsel to the effect that such removal will not cause the REMIC Trust to fail to qualify as a REMIC.

The Tax Matters Person Residual Interest shall at all times be registered in the name of the Trustee.

(e)

No service charge shall be made for any registration of transfer or exchange of Certificates of any Class, but the Certificate Registrar may require payment of a sum sufficient to cover any tax or governmental charge that may be imposed in connection with any transfer or exchange of Certificates.

All Certificates surrendered for registration of transfer or exchange shall be cancelled by the Certificate Registrar and disposed of pursuant to its standard procedures.

Section 6.03

Mutilated, Destroyed, Lost or Stolen Certificates.

If (i) any mutilated Certificate is surrendered to the Certificate Registrar or the Certificate Registrar receives evidence to its satisfaction of the destruction, loss or theft of any Certificate, and (ii) there is delivered to the Trustee, the Depositor and the Certificate Registrar such security or indemnity as may be required by them to save each of them harmless, then, in the absence of notice to the Trustee or the Certificate Registrar that such Certificate has been acquired by a bona fide purchaser, the Trustee shall execute, authenticate and deliver, in exchange for or in lieu of any such mutilated, destroyed, lost or stolen Certificate, a new Certificate of like tenor and Percentage Interest. Upon the issuance of any new Certificate under this Section 6.03, the Trustee or the Certificate Registrar may require the payment of a sum sufficient to cover any tax or other governmental charge that may be imposed in relation thereto and any other expenses (including the fees and expenses of the Trustee and the Certificate Registrar) in connection therewith. Any duplicate Certificate issued pursuant to this Section 6.03 shall constitute complete and indefeasible evidence of ownership in the Trust, as if originally issued, whether or not the lost, stolen or destroyed Certificate shall be found at any time.

Section 6.04

Persons Deemed Owners.

Prior to due presentation of a Certificate for registration of transfer, the Servicer, the Depositor, the Trustee, the Certificate Registrar, the Certificate Insurer, any Paying Agent and any agent of the Servicer, the Depositor, the Trustee, any Paying Agent, the Certificate Registrar or the Certificate Insurer may treat the Person, including a Depository, in whose name any Certificate is registered as the owner of such Certificate for the purpose of receiving distributions pursuant to Section 5.01 and for all other purposes whatsoever, and none of the Servicer, the Trustee, the Certificate Registrar, the Certificate Insurer nor any agent of any of them shall be affected by notice to the contrary.

Section 6.05

Appointment of Paying Agent.

(a)

The Paying Agent shall make distributions to Certificateholders from the Distribution Account pursuant to Section 5.01 and shall report the amounts of such distributions to the Trustee. The duties of the Paying Agent may include the obligation (i) to withdraw funds from the Collection Account pursuant to Section 3.03 and for the purpose of making the distributions referred to above, and (ii) to distribute statements and provide information to Certificateholders as required hereunder. The Paying Agent hereunder shall at all times be a corporation duly incorporated and validly existing under the laws of the United States of America or any state thereof, authorized under such laws to exercise corporate trust powers and subject to supervision or examination by federal or state authorities. The Paying Agent shall initially be the Trustee. The Trustee may appoint a successor to act as Paying Agent, which appointment shall be reasonably satisfactory to the Depositor.

(b)

The Trustee shall cause the Paying Agent (if other than the Trustee) to execute and deliver to the Trustee an instrument in which such Paying Agent shall agree with the Trustee that such Paying Agent shall hold all sums, if any, held by it for payment to the Certificateholders in trust for the benefit of the Certificateholders entitled thereto until such sums shall be paid to such Certificateholders and shall agree that it shall comply with all requirements of the Code regarding the withholding of payments in respect of Federal income taxes due from Certificate Owners and otherwise comply with the provisions of this Agreement applicable to it.

ARTICLE VII

The Seller, the Servicer and the Depositor

Section 7.01

Liability of the Seller, the Servicer and the Depositor.

The Seller and the Servicer shall be liable in accordance herewith only to the extent of the obligations specifically imposed upon and undertaken by the Seller or Servicer, as the case may be, herein. The Depositor shall be liable in accordance herewith only to the extent of the obligations specifically imposed upon and undertaken by the Depositor.

Section 7.02

Merger or Consolidation of, or Assumption of the Obligations of, the Seller, the Servicer or the Depositor.

Any corporation into which the Seller, the Servicer or Depositor may be merged or consolidated, or any corporation resulting from any merger, conversion or consolidation to which the Seller, the Servicer or the Depositor shall be a party, or any corporation succeeding to the business of the Seller, the Servicer or the Depositor, shall be the successor of the Seller, the Servicer or the Depositor, as the case may be, hereunder, without the execution or filing of any paper or any further act on the part of any of the parties hereto, anything herein to the contrary notwithstanding.

Section 7.03

Limitation on Liability of the Servicer and Others.

Neither the Servicer nor any of the directors or officers or employees or agents of the Servicer shall be under any liability to the Trust or the Certificateholders for any action taken or for refraining from the taking of any action by the Servicer in good faith pursuant to this Agreement, or for errors in judgment; provided, however, that this provision shall not protect the Servicer or any such Person against any liability which would otherwise be imposed by reason of its willful misfeasance, bad faith or gross negligence in the performance of duties of the Servicer or by reason of its reckless disregard of its obligations and duties of the Servicer hereunder and, provided, further, that this provision shall not be construed to entitle the Servicer to indemnity in the event that amounts advanced by the Servicer to retire any senior lien exceed Net Liquidation Proceeds realized with respect to the related Mortgage Loan. The preceding sentence shall not limit the obligations of the Servicer pursuant to Section 9.05. The Servicer and any director or officer or employee or agent of the Servicer may rely in good faith on any document of any kind prima facie properly executed and submitted by any Person respecting any matters arising hereunder. The Servicer and any director or officer or employee or agent of the Servicer shall be indemnified by the Trust and held harmless against any loss, liability or expense incurred in connection with any legal action relating to this Agreement or the Certificates, other than any loss, liability or expense related to any specific Mortgage Loan or Mortgage Loans (except as any such loss, liability or expense shall be otherwise reimbursable pursuant to this Agreement) and any loss, liability or expense incurred by reason of its willful misfeasance, bad faith or gross negligence in the performance of duties hereunder or by reason of its reckless disregard of obligations and duties hereunder. The Servicer may in its sole discretion undertake any such action which it may deem necessary or desirable in respect of this Agreement, and the rights and duties of the parties hereto and the interests of the Certificateholders hereunder. In such event, the reasonable legal expenses and costs of such action and any liability resulting therefrom shall be expenses, costs and liabilities of the Trust and the Servicer shall be entitled to be reimbursed therefor pursuant to Section 3.03(viii). The Servicer’s right to indemnity or reimbursement pursuant to this Section 7.03 shall survive any resignation or termination of the Servicer pursuant to Section 7.04 or 8.01 with respect to any losses, expenses, costs or liabilities arising prior to such resignation or termination (or arising from events that occurred prior to such resignation or termination).

Section 7.04

Servicer Not to Resign.

Subject to the provisions of Section 7.02, the Servicer shall not resign from the obligations and duties hereby imposed on it except (i) upon determination that the performance of its obligations or duties hereunder are no longer permissible under applicable law or are in material conflict by reason of applicable law with any other activities carried on by it or its subsidiaries or Affiliates, the other activities of the Servicer so causing such a conflict being of a type and nature carried on by the Servicer or its subsidiaries or Affiliates at the date of this Agreement, or (ii) upon satisfaction of the following conditions: (a) the Servicer has proposed a successor servicer to the Trustee in writing and such proposed successor servicer is reasonably acceptable to the Trustee; (b) each Rating Agency shall have delivered a letter to the Trustee prior to the appointment of the successor servicer stating that the proposed appointment of such successor servicer as Servicer hereunder will not result in the reduction or withdrawal of the then current rating of the Class A or Class A-IO Certificates without giving effect to the Certificate Insurance Policy; and (c) such proposed successor servicer is reasonably acceptable to the Certificate Insurer, as evidenced by a letter to the Trustee; provided, however, that no such resignation by the Servicer shall become effective until such successor servicer or, in the case of (i) above, the Trustee shall have assumed the Servicer’s responsibilities and obligations hereunder or the Trustee shall have designated a successor servicer in accordance with Section 8.02. Any such resignation shall not relieve the Servicer of responsibility for any of the obligations specified in Sections 8.01 and 8.02 as obligations that survive the resignation or termination of the Servicer. Any such determination permitting the resignation of the Servicer pursuant to clause (i) above shall be evidenced by an Opinion of Counsel to such effect delivered to the Trustee and the Certificate Insurer. Any such determination permitting the resignation of the Servicer shall be evidenced by an opinion of Counsel to such effect delivered to the Trustee and the Certificate Insurer.

Section 7.05

Delegation of Duties.

In the ordinary course of business, the Servicer at any time may delegate any of its duties hereunder to any Person, including any of its Affiliates, who agrees to conduct such duties in accordance with standards comparable to those set forth in Section 3.01. Such delegation shall not relieve the Servicer of its liabilities and responsibilities with respect to such duties and shall not constitute a resignation within the meaning of Section 7.04. The Servicer shall provide the Certificate Insurer and the Trustee with written notice prior to the delegation of any of its duties to any Person other than any of the Servicer’s Affiliates or their respective successors and assigns.

Section 7.06

Indemnification of the Trust by the Servicer.

The Servicer shall indemnify and hold harmless the Trust and the Trustee from and against any loss, liability, expense, damage or injury suffered or sustained by reason of the Servicer’s activities or omissions in servicing or administering the Mortgage Loans that are not in accordance with this Agreement, including, but not limited to, any judgment, award, settlement, reasonable attorneys’ fees and other costs or expenses incurred in connection with the defense of any actual or threatened action, proceeding or claim related to the Servicer’s failure to perform hereunder. Any such indemnification shall not be payable from the assets of the Trust. The provisions of this indemnity shall run directly to and be enforceable by an injured party subject to the limitations hereof. The indemnification provided in this Section 7.06 shall survive the termination of this Agreement and the removal or resignation of the Trustee hereunder.

ARTICLE VIII

Default

Section 8.01

Events of Default.

(a)

If any one of the following events (“Events of Default”) shall occur and be continuing:

(i)

(A) The failure by the Servicer to make any Monthly Advance; or (B) any other failure by the Servicer to deposit in the Collection Account any deposit required to be made under the terms of this Agreement which continues unremedied for a period of one Business Day after the date upon which written notice of such failure shall have been given to the Servicer by the Trustee or to the Servicer and the Trustee by the Certificate Insurer or to the Servicer and the Trustee by Holders of Class A and Class A-IO Certificates evidencing not less than 25% of the Voting Rights; or

(ii)

The failure by the Servicer to make any required Servicing Advance which failure continues unremedied for a period of 30 days, or the failure by the Servicer duly to observe or perform, in any material respect, any other covenants, obligations or agreements of the Servicer as set forth in this Agreement, which materially and adversely affects the interests of the Class A and Class A-IO Certificateholders or the Certificate Insurer and which failure continues unremedied for a period of 60 days, in each case, after the date on which written notice of such failure, requiring the same to be remedied, shall have been given to the Servicer by the Trustee or to the Servicer and the Trustee by the Certificate Insurer or to the Servicer and the Trustee by Holders of Class A and Class A-IO Certificates evidencing not less than 25% of the Voting Rights; or

(iii)

The entry against the Servicer of a decree or order by a court or agency or supervisory authority having jurisdiction in the premises for the appointment of a trustee, conservator, receiver or liquidator in any insolvency, conservatorship, receivership, readjustment of debt, marshalling of assets and liabilities or similar proceedings, or for the winding up or liquidation of its affairs, and the continuance of any such decree or order unstayed and in effect for a period of 60 consecutive days; or

(iv)

The Servicer shall voluntarily go into liquidation, consent to the appointment of a conservator or receiver or liquidator or similar person in any insolvency, readjustment of debt, marshalling of assets and liabilities or similar proceedings of or relating to the Servicer or of or relating to all or substantially all of its property, or a decree or order of a court or agency or supervisory authority having jurisdiction in the premises for the appointment of a conservator, receiver, liquidator or similar person in any insolvency, readjustment of debt, marshalling of assets and liabilities or similar proceedings, or for the winding-up or liquidation of its affairs, shall have been entered against the Servicer and such decree or order shall have remained in force undischarged, unbonded or unstayed for a period of 60 days; or the Servicer shall admit in writing its inability to pay its debts generally as they become due, file a petition to take advantage of any applicable insolvency or reorganization statute, make an assignment for the benefit of its creditors or voluntarily suspend payment of its obligations; or

(v)

a Servicer Termination Delinquency Event shall have occurred; or

(vi)

a Servicer Termination Loss Event shall have occurred;

(b)

then, and in each and every such case, so long as an Event of Default shall not have been remedied, (x) with respect solely to clause (i)(A) above, if such Monthly Advance is not made by 12:00 Noon New York time on the second Business Day prior to the applicable Distribution Date, the Trustee, upon receipt of written notice or discovery by a Responsible Officer of such failure, shall give immediate telephonic notice of such failure to a Servicing Officer of the Servicer and to the Certificate Insurer and the Trustee shall terminate all of the rights and obligations of the Servicer under this Agreement and the Trustee, or a successor servicer appointed in accordance with Section 8.02, shall immediately make such Monthly Advance and assume, pursuant to Section 8.02 hereof, the duties of a successor Servicer; (y) in the case of clauses (i)(B), (ii), (iii) and (iv), the Trustee shall, at the direction of the Certificate Insurer or the Holders of the Class A and Class A-IO Certificates evidencing not less than 51% of the Voting Rights, and (z) in the case of (i)(B)(v) and (vi), the Certificate Insurer may, in accordance with the terms of the Insurance Agreement, by notice then given in writing to the Servicer (and to the Trustee if given by Holders of Certificates), terminate all of the rights and obligations of the Servicer as servicer under this Agreement. Any such notice to the Servicer shall also be given to each Rating Agency, the Depositor and the Certificate Insurer. On or after the receipt by the Servicer of such written notice, all authority and power of the Servicer under this Agreement, whether with respect to the Certificates or the Mortgage Loans or otherwise, shall pass to and be vested in the Trustee pursuant to and under this Section 8.01; and, without limitation, the Trustee is hereby authorized and empowered to execute and deliver, on behalf of the Servicer, as attorney-in-fact or otherwise, any and all documents and other instruments, and to do or accomplish all other acts or things necessary or appropriate to effect the purposes of such notice of termination, whether to complete the transfer and endorsement of each Mortgage Loan and related documents, or otherwise. The Servicer agrees to cooperate with the Trustee in effecting the termination of the responsibilities and rights of the Servicer hereunder, including, without limitation, the transfer to the Trustee for the administration by it of all cash amounts that shall at the time be held by the Servicer and to be deposited by it in the Collection Account, or that have been deposited by the Servicer in the Collection Account or thereafter received by the Servicer with respect to the Mortgage Loans. All reasonable costs and expenses (including attorneys’ fees) incurred in connection with transferring the Mortgage Files to the successor Servicer and amending this Agreement to reflect such succession as Servicer pursuant to this Section 8.01 shall be paid by the predecessor Servicer (or if the predecessor Servicer is the Trustee, the initial Servicer) upon presentation of reasonable documentation of such costs and expenses.

Notwithstanding the foregoing, a delay in or failure of performance under Section 8.01(i) for a period of ten Business Days, or under Section 8.01(ii), for a period of 60 Business Days, shall not constitute an Event of Default if such delay or failure could not be prevented by the exercise of reasonable diligence by the Servicer and such delay or failure was caused by an act of God or the public enemy, acts of declared or undeclared war, public disorder, rebellion or sabotage, epidemics, landslides, lightning, fire, hurricanes, earthquakes, floods or similar causes. The preceding sentence shall not relieve the Servicer from using its best efforts to perform its respective obligations in a timely manner in accordance with the terms of this Agreement and the Servicer shall provide the Trustee, the Certificate Insurer and the Certificateholders with an Officers’ Certificate giving prompt notice of such failure or delay by it, together with a description of its efforts to so perform its obligations. The Servicer shall immediately notify the Trustee in writing of any Events of Default.

Section 8.02

Trustee to Act; Appointment of Successor.

(a)

On and after the time the Servicer receives a notice of termination pursuant to Section 8.01 or 7.04, the Trustee shall be the successor in all respects to the Servicer in its capacity as servicer under this Agreement and the transactions set forth or provided for herein and shall be subject to all the responsibilities, duties and liabilities relating thereto placed on the Servicer by the terms and provisions hereof arising on and after its succession. As compensation therefor, the Trustee shall be entitled to such compensation as the Servicer would have been entitled to hereunder if no such notice of termination had been given. Notwithstanding the above, (i) if the Trustee is unwilling to act as successor Servicer, or (ii) if the Trustee is legally unable so to act, the Trustee may (in the situation described in clause (i)) or shall (in the situation described in clause (ii)) appoint or petition a court of competent jurisdiction to appoint, any established housing and home finance institution, bank or other mortgage loan or home equity loan servicer having a net worth of not less than $25,000,000 as the successor to the Servicer hereunder in the assumption of all or any part of the responsibilities, duties or liabilities of the Servicer hereunder; provided that any such successor Servicer shall be acceptable to the Certificate Insurer, as evidenced by the Certificate Insurer’s prior written consent which consent shall not be unreasonably withheld and provided further that the appointment of any such successor Servicer will not result in the qualification, reduction or withdrawal of the ratings assigned to the Certificates by the Rating Agencies without giving effect to the Certificate Insurance Policy. Pending appointment of a successor to the Servicer hereunder, unless the Trustee is prohibited by law from so acting, the Trustee shall act in such capacity as hereinabove provided. In connection with such appointment and assumption, the successor shall be entitled to receive compensation out of payments on Mortgage Loans in an amount equal to the compensation which the Servicer would otherwise have received pursuant to Section 3.09 (or such lesser compensation as the Trustee and such successor shall agree). The appointment of a successor Servicer shall not affect any liability of the predecessor Servicer which may have arisen under this Agreement prior to its termination as Servicer to pay any deductible under an insurance policy pursuant to Section 3.05 or to indemnify the Trustee pursuant to Section 7.06), nor shall any successor Servicer be liable for any acts or omissions of the predecessor Servicer or for any breach by such Servicer of any of its representations or warranties contained herein or in any related document or agreement. The Trustee and such successor shall take such action, consistent with this Agreement, as shall be necessary to effectuate any such succession. The Trustee shall pay to the Servicer the amount, if any, paid by a successor servicer for the servicing rights, after payment of the expenses of sale and amounts owed by the terminated Servicer to the Trust.

(b)

Any successor, including the Trustee, to the Servicer as servicer shall during the term of its service as servicer (i) continue to service and administer the Mortgage Loans for the benefit of Certificateholders and the Certificate Insurer, (ii) maintain in force a policy or policies of insurance covering errors and omissions in the performance of its obligations as Servicer hereunder and a fidelity bond in respect of its officers, employees and agents to the same extent as the Servicer is so required pursuant to Section 3.06.  Notwithstanding anything herein to the contrary, in no event shall the Trustee be liable for any Servicing Fee or for any differential in the amount of the Servicing Fee paid hereunder and the amount necessary to induce any successor Servicer to act as successor Servicer under this Agreement and the transactions set forth or provided for herein.

Section 8.03

Waiver of Defaults.

The Holders of the Class A and Class A-IO Certificates evidencing not less than 51% of the Voting Rights may, on behalf of all Certificateholders, and subject to the consent of the Certificate Insurer, waive any events permitting removal of the Servicer as servicer pursuant to this Article VIII, provided, however, that the Majority Certificateholders may not waive a default in making a required distribution on a Certificate without the consent of the Holder of such Certificate. Upon any waiver of a past default, such default shall cease to exist, and any Event of Default arising therefrom shall be deemed to have been remedied for every purpose of this Agreement. No such waiver shall extend to any subsequent or other default or impair any right consequent thereto except to the extent expressly so waived. Notice of any such waiver shall be given by the Trustee to the Rating Agencies.

Section 8.04

Rights of the Certificate Insurer to Exercise Rights of Class A and Class A-IO Certificateholders.

By accepting its Certificate, each Class A and Class A-IO Certificateholder agrees that unless a Certificate Insurer Default exists, the Certificate Insurer shall be deemed to be the Certificateholders for all purposes (other than with respect to payment on the Certificates) and shall have the right to exercise all rights of the Class A and Class A-IO Certificateholders under this Agreement and under each Class of Class A and Class A-IO Certificates without any further consent of the Class A and Class A-IO Certificateholders, including, without limitation:

(a)

the right to require the Seller to repurchase Mortgage Loans pursuant to Section 2.02 or 2.04 hereof;

(b)

the right to give notices of breach or to terminate the rights and obligations of the Servicer as servicer pursuant to Section 8.01 hereof and to consent to or direct waivers of Servicer defaults pursuant to Section 8.03 hereof;

(c)

the right to direct the actions of the Trustee during the continuance of a Servicer default pursuant to Sections 8.01 and 8.02 hereof;

(d)

the right to institute proceedings against the Servicer pursuant to Section 8.01 hereof;

(e)

the right to direct the Trustee to investigate certain matters pursuant to Section 9.02 hereof;

(f)

the right to remove the Trustee pursuant to Section 9.07 hereof;

(g)

the right to direct foreclosures upon the failure of the Servicer to do so in accordance with this Agreement; and

(h)

any rights or remedies expressly given the Holders of the Class A and Class A-IO Certificates evidencing 51% or more of the Voting Rights.

In addition, each Certificateholder agrees that, subject to Section 11.01, unless a Certificate Insurer Default exists, the rights specifically enumerated above may be exercised by the Certificateholders only with the prior written consent of the Certificate Insurer.

Notwithstanding anything contained herein to the contrary, the Trustee shall not be bound, obligated or required to take any action at the request or direction of any of the Certificateholder or the Certificate Insurer pursuant to this Agreement if such Certificateholders or the Certificate Insurer shall not have made available to the Trustee security or indemnity reasonably acceptable to the Trustee against the costs, expenses and liabilities (including fees and expenses of its agents and counsel) which might be incurred by it in compliance with such written request or direction.

Section 8.05

Trustee To Act Solely with Consent of the Certificate Insurer.

Unless a Certificate Insurer Default exists, the Trustee shall not, without the Certificate Insurer’s consent or unless directed by the Certificate Insurer:

(a)

terminate the rights and obligations of the Servicer as Servicer pursuant to Section 8.01 hereof;

(b)

agree to any amendment pursuant to Article XI hereof, provided however that, to the extent provided in Article XI, such consent shall not be unreasonably withheld; or

(c)

undertake any litigation.

The Certificate Insurer may, in writing and in its sole discretion renounce all or any of its rights under Sections 8.04, 8.05 or 8.06 or any requirement for the Certificate Insurer’s consent for any period of time.

Section 8.06

Mortgage Loans, Trust and Accounts Held for Benefit of the Certificate Insurer.

The Trustee shall hold the Trust and the Mortgage Files for the benefit of the Certificateholders and the Certificate Insurer and all references in this Agreement and in the Certificates to the benefit of Holders of the Certificates shall be deemed to include the Certificate Insurer. The Trustee shall cooperate in all reasonable respects with any reasonable request by the Certificate Insurer for action to preserve or enforce the Certificate Insurer’s rights or interests under this Agreement and the Certificates unless, as stated in an Opinion of Counsel addressed to the Trustee and the Certificate Insurer, such action is adverse to the interests of the Certificateholders or diminishes the rights of the Certificateholders or imposes additional burdens or restrictions on the Certificateholders.

The Servicer hereby acknowledges and agrees that it shall service the Mortgage Loans for the benefit of the Certificateholders and for the benefit of the Certificate Insurer, and all references in this Agreement to the benefit of or actions on behalf of the Certificateholders shall be deemed to include the Certificate Insurer.

Section 8.07

Certificate Insurer Default.

Notwithstanding anything elsewhere in this Agreement or in the Certificates to the contrary, if a Certificate Insurer Default exists, or if and to the extent the Certificate Insurer has delivered its written renunciation of its rights, the provisions of this Article VIII and all other provisions of this Agreement which (a) permit the Certificate Insurer to exercise rights of the Certificateholders, (b) restrict the ability of the Certificateholders, the Servicer or the Trustee to act without the consent or approval of the Certificate Insurer, (c) provide that a particular act or thing must be acceptable to the Certificate Insurer, (d) permit the Certificate Insurer to direct (or otherwise to require) the actions of the Trustee, the Servicer or the Certificateholders, (e) provide that any action or omission taken with the consent, approval or authorization of the Certificate Insurer shall be authorized hereunder or shall not subject the party taking or omitting to take such action to any liability hereunder, or (f) which have a similar effect, shall be of no further force and effect and the Trustee shall administer the Trust and perform its obligations hereunder solely for the benefit of the Holders of the Certificates. Nothing in the foregoing sentence, nor any action taken pursuant thereto or in compliance therewith, shall be deemed to have released the Certificate Insurer from any obligation or liability it may have to any party or to the Certificateholders hereunder, under any other agreement, instrument or document (including, without limitation, the Certificate Insurance Policy) or under applicable law.

Section 8.08

Notification to Certificateholders.

Upon any termination or appointment of a successor to the Servicer pursuant to this Article VIII or Section 7.04, the Trustee shall give prompt written notice thereof to the Certificateholders at their respective addresses appearing in the Certificate Register, the Certificate Insurer and each Rating Agency.

ARTICLE IX

The Trustee

Section 9.01

Duties of Trustee.

The Trustee, prior to the occurrence of an Event of Default and after the curing of all Events of Default which may have occurred, undertakes to perform such duties and only such duties as are specifically set forth in this Agreement. If an Event of Default has occurred (which has not been cured) of which a Responsible Officer has knowledge, the Trustee shall exercise such of the rights and powers vested in it by this Agreement, and use the same degree of care and skill in their exercise, as a prudent man would exercise or use under the circumstances in the conduct of his own affairs.

The Trustee, upon receipt of all resolutions, certificates, statements, opinions, reports, documents, orders or other instruments furnished to the Trustee which are specifically required to be furnished pursuant to any provision of this Agreement, shall examine them to determine whether they conform to the requirements of this Agreement.

No provision of this Agreement shall be construed to relieve the Trustee from liability for its own negligent action, its own negligent failure to act or its own misconduct; provided, however, that:

(i)

prior to the occurrence of an Event of Default, and after the curing of all such Events of Default which may have occurred, the duties and obligations of the Trustee shall be determined solely by the express provisions of this Agreement, the Trustee shall not be liable except for the performance of such duties and obligations as are specifically set forth in this Agreement, no implied covenants or obligations shall be read into this Agreement against the Trustee and, in the absence of bad faith on the part of the Trustee, the Trustee may conclusively rely, as to the truth of the statements and the correctness of the opinions expressed therein, upon any certificates or opinions furnished to the Trustee and conforming to the requirements of this Agreement;

(ii)

the Trustee shall not be personally liable for an error of judgment made in good faith by a Responsible Officer of the Trustee, unless it shall be proved that the Trustee was negligent in ascertaining or investigating the facts related thereto;

(iii)

the Trustee shall not be personally liable with respect to any action taken, suffered or omitted to be taken by it in good faith in accordance with the consent or direction of the Certificate Insurer or in accordance with the direction of the Holders of Class A Certificates evidencing not less than 51% of the Voting Rights relating to the time, method and place of conducting any proceeding for any remedy available to the Trustee, or exercising or omitting to exercise any trust or power conferred upon the Trustee, under this Agreement; and

(iv)

the Trustee shall not be charged with knowledge of any failure by the Servicer to comply with the obligations of the Servicer referred to in clauses (i) and (ii) of Section 8.01 unless a Responsible Officer of the Trustee at the Corporate Trust Office obtains actual knowledge of such failure or the Trustee receives written notice of such failure from the Servicer, the Certificate Insurer or the Holders of Class A and Class A-IO Certificates evidencing not less than 51% of the Voting Rights.

The Trustee shall not be required to expend or risk its own funds or otherwise incur financial liability in the performance of any of its duties hereunder, or in the exercise of any of its rights or powers, if there is reasonable ground for believing that the repayment of such funds or adequate indemnity against such risk or liability is not reasonably assured to it, and none of the provisions contained in this Agreement shall in any event require the Trustee to perform, or be responsible for the manner of performance of, any of the obligations of the Servicer under this Agreement, except during such time, if any, as the Trustee shall be the successor to, and be vested with the rights, duties, powers and privileges of, the Servicer in accordance with the terms of this Agreement.

Section 9.02

Certain Matters Affecting the Trustee.

(a)

Except as otherwise provided in Section 9.01:

(i)

the Trustee may request and rely upon, and shall be protected in acting or refraining from acting upon, any resolution, Officer’s Certificate, certificate of auditors or any other certificate, statement, instrument, opinion, report, notice, request, consent, order, appraisal, bond or other paper or document reasonably believed by it to be genuine and to have been signed or presented by the proper party or parties;

(ii)

the Trustee may consult with counsel and any written advice of such counsel or any opinion of Counsel shall be full and complete authorization and protection in respect of any action taken or suffered or omitted by it hereunder in good faith and in accordance with such advice or opinion of Counsel;

(iii)

the Trustee shall be under no obligation to exercise any of the rights or powers vested in it by this Agreement, or to institute, conduct or defend any litigation hereunder or in relation hereto, at the request, order or direction of any of the Certificateholders or the Certificate Insurer, pursuant to the provisions of this Agreement, unless such Certificateholders or the Certificate Insurer shall have offered to the Trustee reasonable security or indemnity against the costs, expenses and liabilities which may be incurred therein or thereby; the right of the Trustee to perform any discretionary act enumerated in this Agreement shall not be construed as a duty, and the Trustee shall not be answerable for other than its negligence or willful misconduct in the performance of any such act; nothing contained herein shall, however, relieve the Trustee of the obligations, upon the occurrence of an Event of Default (which has not been cured) of which a Responsible Officer has knowledge, to exercise such of the rights and powers vested in it by this Agreement, and to use the same degree of care and skill in their exercise as a prudent man would exercise or use under the circumstances in the conduct of his own affairs;

(iv)

the Trustee shall not be personally liable for any action taken, suffered or omitted by it in good faith and believed by it to be authorized or within the discretion or rights or powers conferred upon it by this Agreement;

(v)

prior to the occurrence of an Event of Default and after the curing of all Events of Default which may have occurred, the Trustee shall not be bound to make any investigation into the facts or matters stated in any resolution, certificate, statement, instrument, opinion, report, notice, request, consent, order, approval, bond or other paper or documents, unless requested in writing to do so by Holders of Certificates evidencing not less than 51% of the Voting Rights; provided, however, that if the payment within a reasonable time to the Trustee of the costs, expenses or liabilities likely to be incurred by it in the making of such investigation is, in the opinion of the Trustee, not reasonably assured to the Trustee by the security afforded to it by the terms of this Agreement, the Trustee may require reasonable indemnity against such cost, expense or liability as a condition to such proceeding. The reasonable expense of every such examination shall be paid by the Servicer or, if paid by the Trustee, shall be reimbursed by the Servicer upon demand. Nothing in this clause (v) shall derogate from the obligation of the Servicer to observe any applicable law prohibiting disclosure of information regarding the Mortgagors;

(vi)

the Trustee shall not be accountable, shall have no liability and makes no representation as to any acts or omissions hereunder of the Servicer until such time as the Trustee may be required to act as Servicer pursuant to Section 8.02;

(vii)

the Trustee may execute any of the trusts or powers hereunder or perform any duties hereunder either directly or by or through agents or attorneys or a custodian; and

(viii)

the right of the Trustee to perform any discretionary act enumerated in this Agreement shall not be construed as a duty, and the Trustee shall not be answerable for other than its negligence or willful misconduct in the performance of such act.

(b)

It is intended that the REMIC Trust formed hereunder shall constitute, and that the affairs of the REMIC Trust shall be conducted so as to qualify it as, a REMIC as defined in and in accordance with the REMIC Provisions. In furtherance of such intention, the Trustee covenants and agrees that it shall act as agent (and the Trustee is hereby appointed to act as agent) and as Tax Matters Person on behalf of the REMIC Trust, and that in such capacities, it shall:

(i)

prepare, sign and file, or cause to be prepared and filed, in a timely manner, a U.S. Real Estate Mortgage Investment Conduit Income Tax Return (Form 1066) and any other Tax Return required to be filed by the REMIC Trust, using a calendar year as the taxable year for the REMIC Trust;

(ii)

make, or cause to be made, an election, on behalf of the REMIC Trust, to be treated as a REMIC on the federal tax return of the REMIC Trust for its first taxable year;

(iii)

prepare and forward, or cause to be prepared and forwarded, to the Trustee, the Certificateholders and to the Internal Revenue Service and any other relevant governmental taxing authority all information returns or reports as and when required to be provided to them in accordance with the REMIC Provisions;

(iv)

to the extent that the affairs of the REMIC Trust are within its control, conduct such affairs of the REMIC Trust at all times that any Certificates are outstanding so as to maintain the status of the REMIC Trust as a REMIC under the REMIC Provisions and any other applicable federal, state and local laws, including, without limitation, information reports relating to “original issue discount,” as defined in the Code, based upon the Prepayment Assumption and calculated by using the issue price of the Certificates;

(v)

not knowingly or intentionally take any action or omit to take any action that would cause the termination of the REMIC status of the REMIC Trust;

(vi)

pay the amount of any and all federal, state, and local taxes, including, without limitation, any minimum tax imposed by Section 23151(a) and 23153(a) of the California Revenue and Taxation Code upon the Trustee or the Certificateholders in connection with the Trust Fund or the Mortgage Loans, prohibited transaction taxes as defined in Section 860F of the Code, other than any amount due as a result of a transfer or attempted or purported transfer in violation of Section 6.02, imposed on the Trust Fund when and as the same shall be due and payable (but such obligation shall not prevent the Trustee or any other appropriate Person from contesting any such tax in appropriate proceedings and shall not prevent the Trustee from withholding payment of such tax, if permitted by law, pending the outcome of such proceedings).  The Trustee shall be entitled to reimbursement in accordance with Section 9.05 hereof;

(vii)

ensure that any such returns or reports filed on behalf of the Trust Fund by the Trustee are properly executed by the appropriate person;

(viii)

represent the Trust Fund in any administrative or judicial proceedings relating to an examination or audit by any governmental taxing authority, request an administrative adjustment as to any taxable year of the Trust Fund, enter into settlement agreements with any government taxing agency, extend any statute of limitations relating to any item of the Trust Fund and otherwise act on behalf of the Trust Fund in relation to any tax matter involving the Trust Fund;

(ix)

as provided in Section 5.05 hereof, make available information necessary for the computation of any tax imposed (1) on transferors of residual interests to transferees that are not Permitted Transferees, or (2) on pass-through entities, any interest in which is held by an entity which is not a Permitted Transferee. The Trustee covenants and agrees that it will cooperate with the Servicer in the foregoing matters and that it will sign, as Trustee, any and all Tax Returns required to be filed by the Trust Fund. Notwithstanding the foregoing, at such time as the Trustee becomes the successor Servicer, the holder of the largest percentage of the Class R Certificates shall serve as Tax Matters Person until such time as an entity is appointed to succeed the Trustee as Servicer;

(x)

make available to the Internal Revenue Service and those Persons specified by the REMIC Provisions all information necessary to compute any tax imposed (A) as a result of the Transfer of an Ownership Interest in a Class R Certificate to any Person who is not a Permitted Transferee, including the information described in Treasury regulations sections 1.860D-1(b)(5) and 1.860E-2(a)(5) with respect to the “excess inclusions” of such Class R Certificate and (B) as a result of any regulated investment company, real estate investment trust, common trust fund, partnership, trust, estate or organization described in Section 1381 of the Code that holds an Ownership Interest in a Class R Certificate having as among its record holders at any time any Person that is not a Permitted Transferee. Reasonable compensation for providing such information may be accepted by the Trustee;

(xi)

pay out of its own funds, without any right of reimbursement, any and all tax related expenses of the Trust Fund (including, but not limited to, tax return preparation and filing expenses and any professional fees or expenses related to audits or any administrative or judicial proceedings with respect to the Trust Fund that involve the Internal Revenue Service or state tax authorities), other than the expense of obtaining any Opinion of Counsel required pursuant to Sections 2.06, 3.07 and 10.02 and other than taxes except as specified herein; and

(xii)

Upon filing with the Internal Revenue Service, the Trustee shall furnish to the Holders of the Class R Certificates the Form 1066 and each Form 1066Q and shall respond promptly to written requests made not more frequently than quarterly by any Holder of Class R Certificates with respect to the following matters:

(1)

The original projected principal and interest cash flows on the Closing Date on each class of regular and residual interests created hereunder and on the Mortgage Loans, based on the Prepayment Assumption;

(2)

The projected remaining principal and interest cash flows as of the end of any calendar quarter with respect to each class of regular and residual interests created hereunder and the Mortgage Loans, based on the Prepayment Assumption;

(3)

The Prepayment Assumption and any interest rate assumptions used in determining the projected principal and interest cash flows described above;

(4)

The original issue discount (or, in the case of the Mortgage Loans, market discount) or premium accrued or amortized through the end of such calendar quarter with respect to each class of regular or residual interests created hereunder and with respect to the Mortgage Loans, together with each constant yield to maturity used in computing the same;

(5)

The treatment of losses realized with respect to the Mortgage Loans or the regular interests created hereunder, including the timing and amount of any cancellation of indebtedness income of the REMIC with respect to such regular interests or bad debt deductions claims with respect to the Mortgage Loans;

(6)

The amount and timing of any non-interest expenses of the REMIC;

(7)

Any taxes (including penalties and interest) imposed on the REMIC, including, without limitation, taxes on “prohibited transactions,” “contribution” or “net income from foreclosure property” or state or local income or franchise taxes; and

(8)

The Trustee shall furnish to the Trust Certificateholder copies of all investment trust returns and statements filed with the Internal Revenue Service relating to the Residual Trust Fund and the Trust Certificateholder, if any, filed since the preceding distribution.

Section 9.03

Trustee Not Liable for Certificates or Mortgage Loans.

The recitals contained herein and in the Certificates (other than the authentication of the Trustee on the Certificates) shall be taken as the statements of the Seller, and the Trustee assumes no responsibility for the correctness of the same. The Trustee makes no representations as to the validity or sufficiency of this Agreement or of the Certificates (other than the signature and authentication of the Trustee on the Certificates) or of any Mortgage Loan or related document. The Trustee shall not be accountable for the use or application by the Servicer, or for the use or application of any funds paid to the Servicer in respect of the Mortgage Loans or deposited in or withdrawn from the Collection Account by the Servicer. The Trustee shall at no time have any responsibility or liability for or with respect to the legality, validity and enforceability of any Mortgage or any Mortgage Loan, or the perfection and priority of any Mortgage or the maintenance of any such perfection and priority, or for or with respect to the sufficiency of the Trust or its ability to generate the payments to be distributed to Certificateholders under this Agreement, including, without limitation: the existence, condition and ownership of any Mortgaged Property; the existence and enforceability of any hazard insurance thereon (other than if the Trustee shall assume the duties of the Servicer pursuant to Section 8.02); the validity of the assignment of any Mortgage Loan to the Trustee or of any intervening assignment; the completeness of any Mortgage Loan; the performance or enforcement of any Mortgage Loan (other than if the Trustee shall assume the duties of the Servicer pursuant to Section 8.02); the compliance by the Depositor, the Seller or the Servicer with any warranty or representation made under this Agreement or in any related document or the accuracy of any such warranty or representation prior to the Trustee’s receipt of notice or other discovery of any noncompliance therewith or any breach thereof; any investment of monies by or at the direction of the Servicer or any loss resulting therefrom, it being understood that the Trustee shall remain responsible for any Trust property that it may hold in its individual capacity; the acts or omissions of any of the Servicer (other than if the Trustee shall assume the duties of the Servicer pursuant to Section 8.02), any Subservicer or any Mortgagor; any action of the Servicer (other than if the Trustee shall assume the duties of the Servicer pursuant to Section 8.02), or any Subservicer taken in the name of the Trustee; the failure of the Servicer or any Subservicer to act or perform any duties required of it as agent of the Trustee hereunder; or any action by the Trustee taken at the instruction of the Servicer (other than if the Trustee shall assume the duties of the Servicer pursuant to Section 8.02); provided, however, that the foregoing shall not relieve the Trustee of its obligation to perform its duties under this Agreement, including, without limitation, the Trustee’s duty to review the Mortgage Files pursuant to Section 2.01(d). The Trustee shall have no responsibility for filing any financing or continuation statement in any public office at any time or to otherwise perfect or maintain the perfection of any security interest or lien granted to it hereunder (unless the Trustee shall have become the successor Servicer).

Section 9.04

Trustee May Own Certificates.

The Trustee in its individual or any other capacity may become the owner or pledgee of Certificates with the same rights as it would have if it were not Trustee and may transact any banking and trust business with the Seller, the Servicer or the Depositor.

Section 9.05

Servicer to Pay Trustee’s Fees and Expenses.

The Servicer covenants and agrees to pay to the Trustee from time to time out of the Servicing Fee or out of other funds, and the Trustee shall be entitled to, reasonable compensation (which shall not be limited by any provision of law in regard to the compensation of a trustee of an express trust) as set forth in a separate fee agreement between the Servicer and the Trustee for all services rendered by it in the execution of the trusts hereby created and in the exercise and performance of any of the powers and duties hereunder of the Trustee, and the Servicer will pay or reimburse, except as provided in Section 2.13(g), the Trustee upon its request for all reasonable expenses, disbursements and advances incurred or made by the Trustee in accordance with any of the provisions of this Agreement (including the reasonable compensation and the expenses and disbursements of its counsel and of all persons not regularly in its employ) except any such expense, disbursement or advance as may arise from its negligence or bad faith or which is the responsibility of Certificateholders hereunder. In addition, except as provided in Section 2.13(g), the Servicer covenants and agrees to indemnify the Trustee and its officers, directors, employees and agents from, and hold it harmless against, any and all losses, liabilities, damages, claims or expenses (i) incurred in connection with any legal action relating to this Agreement or the Certificates or by reason of its participation in the transactions contemplated herein, other than any loss, liability or expense incurred by reason of willful misfeasance, bad faith or negligence of the Trustee in the performance of its duties hereunder or by reason of the Trustee’s reckless disregard of obligations and duties hereunder, or (ii) resulting from any error in any tax or information return prepared by the Servicer. This section shall survive termination of this Agreement or the resignation or removal of any Trustee hereunder.

Section 9.06

Eligibility Requirements for Trustee.

The Trustee hereunder shall at all times be a corporation duly incorporated and validly existing under the laws of the United States of America or any state thereof, authorized under such laws to exercise corporate trust powers, having a combined capital and surplus of at least $50,000,000 and a minimum long-term debt rating of Baa3, and subject to supervision or examination by federal or state authority. If such corporation publishes reports of condition at least annually, pursuant to law or to the requirements of the aforesaid supervising or examining authority, then for the purposes of this Section 9.06, the combined capital and surplus of such corporation shall be deemed to be its combined capital and surplus as set forth in its most recent report of condition so published. The principal office of the Trustee (other than the initial Trustee) shall be in a state with respect to which an Opinion of Counsel has been delivered to such Trustee at the time such Trustee is appointed Trustee to the effect that the Trust will not be a taxable entity under the laws of such state. In case at any time the Trustee shall cease to be eligible in accordance with the provisions of this Section 9.06, the Trustee shall resign immediately in the manner and with the effect specified in Section 9.07.

Section 9.07

Resignation or Removal of Trustee.

The Trustee may at any time resign and be discharged from the trusts hereby created by giving written notice thereof to the Depositor, the Servicer, the Certificate Insurer and each Rating Agency. Upon receiving such notice of resignation, the Depositor shall promptly appoint a successor Trustee (approved in writing by the Certificate Insurer, so long as such approval shall not be unreasonably withheld) by written instrument, in duplicate, one copy of which instrument shall be delivered to the resigning Trustee and one copy to the successor Trustee; provided, however, that any such successor Trustee shall be subject to the prior written approval of the Servicer. If no successor Trustee shall have been so appointed and having accepted appointment within 30 days after the giving of such notice of resignation, the resigning Trustee may petition any court of competent jurisdiction for the appointment of a successor Trustee.

If at any time the Trustee shall cease to be eligible in accordance with the provisions of Section 9.06 and shall fail to resign after written request therefor by the Depositor or the Certificate Insurer, or if at any time the Trustee shall be legally unable to act, or shall be adjudged a bankrupt or insolvent, or a receiver of the Trustee or of its property shall be appointed, or any public officer shall take charge or control of the Trustee or of its property or affairs for the purpose of rehabilitation, conservation or liquidation, then the Depositor, the Servicer or the Certificate Insurer may remove the Trustee. If the Depositor, the Servicer or the Certificate Insurer removes the Trustee under the authority of the immediately preceding sentence, the Depositor shall promptly appoint a successor Trustee (approved in writing by the Certificate Insurer, so long as such approval is not unreasonably withheld) by written instrument, in duplicate, one copy of which instrument shall be delivered to the Trustee so removed and one copy to the successor Trustee.

The Holders of Certificates evidencing Percentage Interests aggregating over 50% of all Class A Certificates may at any time remove the Trustee by written instrument or instruments delivered to the Servicer, the Depositor and the Trustee; the Depositor shall thereupon use its best efforts to appoint a successor Trustee in accordance with this Section.

Any resignation or removal of the Trustee and appointment of a successor Trustee pursuant to any of the provisions of this Section 9.07 shall not become effective until acceptance of appointment by the successor Trustee as provided in Section 9.08.

Section 9.08

Successor Trustee.

Any successor Trustee appointed as provided in Section 9.07 shall execute, acknowledge and deliver to the Depositor, the Servicer and to its predecessor Trustee and the Certificate Insurer an instrument accepting such appointment hereunder, and thereupon the resignation or removal of the predecessor Trustee shall become effective and such successor Trustee, without any further act, deed or conveyance, shall become fully vested with all the rights, powers, duties and obligations of its predecessor hereunder, with like effect as if originally named as Trustee. The Depositor, the Servicer and the predecessor Trustee shall execute and deliver such instruments and do such other things as may reasonably be required for fully and certainly vesting and confirming in the successor Trustee all such rights, powers, duties and obligations.

No successor Trustee shall accept appointment as provided in this Section 9.08 unless at the time of such acceptance such successor Trustee shall be eligible under the provisions of Section 9.06.

Upon acceptance of appointment by a successor Trustee as provided in this Section 9.08, the Servicer shall mail notice of the succession of such Trustee hereunder to all Holders of Certificates at their addresses as shown in the Certificate Register and to each Rating Agency. If the Servicer fails to mail such notice within 30 days after acceptance of appointment by the successor Trustee, the successor Trustee shall cause such notice to be mailed at the expense of the Servicer.

Section 9.09

Merger or Consolidation of Trustee.

Any corporation into which the Trustee may be merged or converted or with which it may be consolidated, or any corporation resulting from any merger, conversion or consolidation to which the Trustee shall be a party, or any corporation succeeding to the business of the Trustee, shall be the successor of the Trustee hereunder, provided such corporation shall be eligible under the provisions of Section 9.06, without the execution or filing of any paper or any further act on the part of any of the parties hereto, anything herein to the contrary notwithstanding.

Section 9.10

Appointment of Co-Trustee or Separate Trustee.

Notwithstanding any other provisions of this Agreement, at any time, for the purpose of meeting any legal requirements of any jurisdiction in which any part of the Trust or any Mortgaged Property may at the time be located, the Depositor and the Trustee acting jointly shall have the power and shall execute and deliver all instruments to appoint one or more Persons approved by the Trustee and the Certificate Insurer to act as co-trustee or co-trustees, jointly with the Trustee, or separate trustee or separate trustees, of all or any part of the Trust, and to vest in such Person or Persons, in such capacity and for the benefit of the Certificateholders, such title to the Trust, or any part thereof, and, subject to the other provisions of this Section 9.10, such powers, duties, obligations, rights and trusts as the Servicer and the Trustee may consider necessary or desirable. Any such co-trustee or separate trustee shall be subject to the written approval of the Servicer. If the Servicer shall not have joined in such appointment within 15 days after the receipt by it of a request so to do, or in the case an Event of Default shall have occurred and be continuing, the Trustee alone shall have the power to make such appointment. No co-trustee or separate trustee hereunder shall be required to meet the terms of eligibility as a successor trustee under Section 9.06 and no notice to Certificateholders of the appointment of any co-trustee or separate trustee shall be required under Section 9.08. The Servicer shall be responsible for the fees of any co-trustee or separate trustee appointed hereunder.

Every separate trustee and co-trustee shall, to the extent permitted by law, be appointed and act subject to the following provisions and conditions:

(i)

all rights, powers, duties and obligations conferred or imposed upon the Trustee shall be conferred or imposed upon and exercised or performed by the Trustee and such separate trustee or co-trustee jointly (it being understood that such separate trustee or co-trustee is not authorized to act separately without the Trustee joining in such act), except to the extent that under any law of any jurisdiction in which any particular act or acts are to be performed (whether as Trustee hereunder or as successor to the Servicer hereunder), the Trustee shall be incompetent or unqualified to perform such act or acts, in which event such rights, powers, duties and obligations (including the holding of title to the Trust or any portion thereof in any such jurisdiction) shall be exercised and performed singly by such separate trustee or co-trustee, but solely at the direction of the Trustee;

(ii)

no trustee hereunder shall be held personally liable by reason of any act or omission of any other trustee hereunder; and

(iii)

the Servicer and the Trustee acting jointly may at any time accept the resignation of or remove any separate trustee or co-trustee except that following the occurrence of an Event of Default, the Trustee acting alone may accept the resignation or remove any separate trustee or co-trustee.

Any notice, request or other writing given to the Trustee shall be deemed to have been given to each of the then separate trustees and co-trustees, as effectively as if given to each of them. Every instrument appointing any separate trustee or co-trustee shall refer to this Agreement and the conditions of this Article IX. Each separate trustee and co-trustee, upon its acceptance of the trusts conferred, shall be vested with the estates or property specified in its instrument of appointment, either jointly with the Trustee or separately, as may be provided therein, subject to all the provisions of this Agreement, specifically including every provision of this Agreement relating to the conduct of, affecting the liability of, or affording protection to, the Trustee. Every such instrument shall be filed with the Trustee and a copy thereof given to the Depositor and the Servicer.

Any separate trustee or co-trustee may, at any time, constitute the Trustee, its agent or attorney-in-fact, with full power and authority, to the extent not prohibited by law, to do any lawful act under or in respect of this Agreement on its behalf and in its name. If any separate trustee or co-trustee shall die, become incapable of acting, resign or be removed, all of its estates, properties, rights, remedies and trusts shall vest in and be exercised by the Trustee, to the extent permitted by law, without the appointment of a new or successor Trustee.

Section 9.11

Limitation of Liability.

The Certificates are executed by the Trustee, not in its individual capacity but solely as Trustee of the Trust, in the exercise of the powers and authority conferred and vested in it by the Trust Agreement. Each of the undertakings and agreements made on the part of the Trustee in the Certificates is made and intended not as a personal undertaking or agreement by the Trustee but is made and intended for the purpose of binding only the Trust.

Section 9.12

Trustee May Enforce Claims Without Possession of Certificates.

All rights of action and claims under this Agreement or the Certificates may be prosecuted and enforced by the Trustee without the possession of any of the Certificates or the production thereof in any proceeding relating thereto, and such proceeding instituted by the Trustee shall be brought in its own name or in its capacity as Trustee. Any recovery of judgment shall, after provision for the payment of the reasonable compensation, expenses, disbursement and advances of the Trustee, its agents and counsel, be for the ratable benefit or the Certificateholders in respect of which such judgment has been recovered.

Section 9.13

Suits for Enforcement.

In case an Event of Default or other default by the Servicer or the Depositor hereunder shall occur and be continuing, the Trustee, in its discretion, may proceed to protect and enforce its rights and the rights of the Certificateholders under this Agreement by a suit, action or proceeding in equity or at law or otherwise, whether for the specific performance of any covenant or agreement contained in this Agreement or in aid of the execution of any power granted in this Agreement or for the enforcement of any other legal, equitable or other remedy, as the Trustee, being advised by counsel, shall deem most effectual to protect and enforce any of the rights of the Trustee and the Certificateholders.

ARTICLE X

Termination

Section 10.01

Termination.

(a)

The respective obligations and responsibilities of the Seller, the Servicer, the Depositor, and the Trustee created hereby (other than the obligation of the Trustee to make certain payments to Certificateholders after the final Distribution Date and the obligation of the Servicer to send certain notices as hereinafter set forth) shall terminate upon notice to the Trustee of either: (1) the later of the distribution to Certificateholders of the final payment or collection with respect to the last Mortgage Loan (or Monthly Advances of same by the Servicer), or the disposition of all funds with respect to the last Mortgage Loan and the remittance of all funds due under the Agreement and the payment of all amounts due and payable to the Certificate Insurer and the Trustee, or (2) mutual consent of the Servicer, the Certificate Insurer and all Certificateholders in writing. Notwithstanding the foregoing, in no event shall the trust created hereby continue beyond the earlier of (i) the expiration of 21 years from the death of the last survivor descendants of Joseph P. Kennedy, the late ambassador of the United States to the Court of St. James’s, living on the date hereof and (ii) the Latest Possible Maturity Date.

The Servicer may, at its option, terminate the Agreement on any date on which the aggregate Principal Balance of the Mortgage Loans is less than 10% of the Cut-Off Date aggregate Principal Balance of the Mortgage Loans (the “Optional Termination Date”), by purchasing, on the next succeeding Distribution Date, all of the outstanding Mortgage Loans and REO Properties at a price equal to the greater of (i) the sum of (x) 100% of the aggregate Principal Balance of the Mortgage Loans, plus (y) the greater of (1) the aggregate amount of accrued and unpaid interest on the Mortgage Loans through the related Due Period, and (2) 30 days’ accrued interest thereon at a rate equal to the Loan Rate, in each case net of the Servicing Fee, and (ii) the fair market value of all assets in the Trust on such date (as such value is determined by the Servicer, the Certificate Insurer and the Trustee) (the “Termination Price”).

The Servicer or an affiliate of the Servicer may elect to purchase the Mortgage Loans and REO Property following the Optional Termination Date pursuant to the preceding paragraph only if the Termination Price is equal to or less than the aggregate fair market value of all of the assets in the Trust and will result in distributions on the Certificates sufficient to pay the Certificateholders the outstanding Class Principal Balance of the Class A Certificates and unpaid interest on the Class A and Class A-IO Certificates and to pay all amounts owed to the Certificate Insurer.

Any such purchase shall be accomplished by deposit into the Distribution Account on the Determination Date before such Distribution Date of the Termination Price.

(b)

Notice of any termination, specifying the Distribution Date (which shall be a date that would otherwise be a Distribution Date) upon which the Certificateholders may surrender their Certificates to the Trustee for payment of the final distribution and cancellation, shall be given promptly by the Trustee to the Certificate Insurer by letter to Class A and Class A-IO Certificateholders mailed not earlier than the 15th day and not later than the 25th day of the month next preceding the month of such final distribution specifying (i) the Distribution Date upon which final distribution of the Class A and Class A-IO Certificates will be made upon presentation and surrender of Class A and Class A-IO Certificates at the office or agency of the Trustee therein designated, (ii) the amount of any such final distribution, and (iii) that the Record Date otherwise applicable to such Distribution Date is not applicable, distributions being made only upon presentation and surrender of the Class A and Class A-IO Certificates at the office or agency of the Trustee therein specified.

(c)

Upon presentation and surrender of the Class A and Class A-IO Certificates, the Trustee shall cause to be distributed to the holders of Class A and Class A-IO Certificates, as applicable, on the Distribution Date for such final distribution, in proportion to the Percentage Interests of their respective Class A and Class A-IO Certificates and to the extent that funds are available for such purpose, an amount equal to the amount required to be distributed to Class A and Class A-IO Certificateholders pursuant to Section 5.01 for such Distribution Date. On the final Distribution Date, the Trustee shall withdraw from the Distribution Account and remit to the Certificate Insurer the lesser of (x) the amount available for distribution on such final Distribution Date, net of any portion thereof necessary to pay Class A Certificateholders and Class A-IO Certificateholders, as applicable, pursuant to Section 5.01(a)(i) and (ii) and (y) the unpaid amounts due and owing to the Certificate Insurer pursuant to Section 5.01(a).

(d)

In the event that all of the Class A and Class A-IO Certificateholders shall not surrender their Class A and Class A-IO Certificates for final payment and cancellation on or before such final Distribution Date, the Trustee shall promptly following such date cause all funds in the Distribution Account not distributed in final distribution to Class A and Class A-IO Certificateholders to be withdrawn therefrom and credited to the remaining Class A and Class A-IO Certificateholders by depositing such funds in a separate escrow account for the benefit of such Class A and Class A-IO Certificateholders and the Servicer (if the Servicer has exercised its right to purchase the Mortgage Loans) or the Trustee (in any other case) shall give a second written notice to the remaining Class A and Class A-IO Certificateholders to surrender their Class A and Class A-IO Certificates for cancellation and receive the final distribution with respect thereto. If within one year after the second notice all the Class A and Class A-IO Certificates shall not have been surrendered for cancellation, the Trustee may take appropriate steps, or may appoint an agent to take appropriate steps, to contact the remaining Class A and Class A-IO Certificateholders concerning surrender of their Class A and Class A-IO Certificates, and the cost thereof shall be paid out of the funds on deposit in such escrow account.

(e)

If the Servicer or an affiliate of the Servicer does not repurchase all of the Mortgage Loans pursuant to clause (a) of this Section 10.01 above on the Optional Termination Date, then on the following Distribution Date the Trustee shall (or cause a third party to) begin a process for soliciting bids in connection with an auction of the Mortgage Loans. The Servicer may submit a bid in connection with the auction, however the Seller shall not be permitted to submit a bid or otherwise purchase any or all of the Mortgage Loans in connection with the auction. The Trustee shall provide the Servicer written notice of such auction at least ten (10) Business Days prior to the date bids must be received in such auction (the "Auction Date"). The auction shall be conducted as follows:

(i)

If at least two bids are received, the Trustee shall solicit and resolicit new bids from all participating bidders until only one bid remains or the remaining bidders decline to resubmit bids. The Trustee shall accept the highest of such remaining bids if it is equal to or in excess of the Minimum Bid (as defined below), consummate the sale and end the auction. If less than two bids are received or the highest bid after the resolicitation process is completed is not equal to or in excess of the Minimum Bid, the Trustee shall not consummate such sale. To determine if a bid meeting the Minimum Bid is received, the Trustee may, and if so requested by the Servicer shall, prior to accepting such bid, consult with a financial advisor, which may be an underwriter of the Certificates, to determine if the fair market value of the Mortgage Loans and related property has been offered.

(ii)

If the first auction conducted by the Trustee does not produce any bid at least equal to the Minimum Bid, then the Trustee shall, beginning on the Distribution Date occurring approximately three months after the first Auction Date, commence another auction in accordance with the requirements of this subsection (e). If such second auction does not produce any bid at least equal to the Minimum Bid, then the Trustee shall, beginning on the Distribution Date occurring approximately three months after the second Auction Date, commence another auction in accordance with the requirements of this subsection (c), and shall continue to conduct similar auctions approximately every three months thereafter until the earliest of (A) the exercise by the Servicer of its repurchase option pursuant to this Section 10.01, (B) receipt by the Trustee of a bid meeting the conditions specified in the preceding paragraph, or (C) the Distribution Date on which the outstanding Principal Balance of all the Mortgage Loans is reduced to zero.

(iii)

If the Trustee receives a bid meeting the conditions specified in this subsection (e), then the Trustee's written acceptance of such bid shall constitute a plan of complete liquidation within the meaning of Section 860F of the Code, and the Trustee shall release to the winning bidder, upon payment of the bid purchase price, the Mortgage Files being purchased and take such other actions as the winning bidder may reasonably request to effect the transfer of the Mortgage Loans to the winning bidder.

(iv)

If the auction would not produce sufficient proceeds and the Certificateholders and the Certificate Insurer do not consent to sell the remaining Mortgage Loans for less than an amount at least sufficient to pay the aggregate unpaid principal balance of the Class A Certificates, all amounts in respect of accrued and unpaid Interest Distribution Amounts thereon (other than any Class A-2 Available Funds Cap Carryforward), Servicing Advances, unreimbursed Monthly Advances, the Trustee's fees and expenses associated with such auction sale (including any fees and expenses associated with engaging a third-party to assist in the auction sale process) and all amounts due and owing to the Certificate Insurer (the “Minimum Bid”), the Certificate Insurer may elect to purchase the Mortgage Loans for an amount at least equal to the Minimum Bid.  In any event, the Trustee shall be entitled to reimbursement of its reasonable costs and expenses incurred in connection with any such sale (including any reasonable fees and expenses associated with engaging a third-party to assist in any attempted Auction Sale) pursuant to Section 9.05.

Section 10.02

Additional Termination Requirements.

(a)

In the event that the Servicer exercises its purchase option as provided in Section 10.01, the Trust shall be terminated in accordance with the following additional requirements, unless the Trustee has been furnished with an Opinion of Counsel to the effect that the failure of the Trust Fund to comply with the requirements of this Section 10.02 will not (i) result in the imposition of taxes on “prohibited transactions” of the Trust as defined in Section 860F of the Code, or (ii) cause the REMIC Trust to fail to qualify as a REMIC at any time that any Class A Certificates are outstanding:

(i)

Within 90 days prior to the final Distribution Date, the Servicer shall adopt and the Trustee shall sign a plan of complete liquidation of the Trust meeting the requirements of a “Qualified Liquidation” under Section 860F of the Code and any regulations thereunder;

(ii)

At or after the time of adoption of such a plan of complete liquidation and at or prior to the final Distribution Date, the Trustee shall sell all of the assets of the Trust Fund to the Servicer for cash; and

(iii)

At the time of the making of the final payment on the Certificates, the Trustee shall distribute or credit, or cause to be distributed or credited (A) to each Class of Class A Certificateholders the related Class Principal Balance, plus one month’s interest thereon at the applicable Certificate Rate, (B) to the Certificate Insurer, the amount of any unreimbursed Insured Amounts and I & I Payments, and (C) to the Class R Certificateholders, all cash on hand after such payment to the Class A Certificateholders and the Certificate Insurer (other than cash retained to meet claims), and the Trust shall terminate at such time.

ARTICLE XI

Miscellaneous Provisions

Section 11.01

Amendment.

This Agreement may be amended from time to time by the Seller, the Servicer, the Depositor and the Trustee, in each case without the consent of any of the Certificateholders, but only with the consent of the Certificate Insurer (which consent shall not be unreasonably withheld), (i) to cure any ambiguity, (ii) to correct any defective provisions or to correct or supplement any provisions herein that may be inconsistent with any other provisions herein, (iii) to add to the duties of the Servicer, (iv) to add any other provisions with respect to matters or questions arising under this Agreement or the Certificate Insurance Policy, as the case may be, which shall not be inconsistent with the provisions of this Agreement, (v) to add or amend any provisions of this Agreement as required by any Rating Agency or any other nationally recognized statistical rating agency in order to maintain or improve any rating of each Class of Class A and Class A-IO Certificates (it being understood that, after obtaining the ratings in effect on the Closing Date, neither the Trustee, the Seller, the Depositor nor the Servicer is obligated to obtain, maintain or improve any such rating) or (vi) to add or amend any provisions of this Agreement to such extent as shall be necessary to maintain the qualification of the REMIC Trust as a REMIC; provided, however, that (x) as evidenced by an Opinion of Counsel (at the expense of the requesting party) in each case such action shall not, adversely affect in any material respect the interest of any Certificateholder without giving effect to the Certificate Insurance Policy, (y) in each case, such action is necessary or desirable to maintain the qualification of the Trust as a REMIC or shall not adversely affect such qualification and (z) if the opinion called for in clause (x) cannot be delivered with regard to an amendment pursuant to clause (vi) above, such amendment is necessary to maintain the qualification of the REMIC Trust as a REMIC; and provided, further, that the amendment shall not be deemed to adversely affect in any material respect the interests of the Certificateholders and no Opinion of Counsel to that effect shall be required if the Person requesting the amendment obtains a letter from the Rating Agency stating that the amendment would not result in the downgrading or withdrawal of the respective ratings then assigned to the Class A and Class A-IO Certificates without giving effect to the Certificate Insurance Policy.

This Agreement may be amended from time to time by the Seller, the Servicer, the Depositor and the Trustee, without the consent of any of the Certificateholders, to provide for termination of the Spread Account or the substitution of assets in the Spread Account as contemplated in Section 4.01(d).

This Agreement also may be amended from time to time by the Seller, the Servicer, the Depositor and the Trustee, and the Servicer and the Certificate Insurer, may from time to time consent to the amendment of the Certificate Insurance Policy with the consent of the Holders of each Class of Class A and Class A-IO Certificates which is affected by such amendment, evidencing not less than 51% of the Voting Rights, and in the case of an amendment to this Agreement, with the consent of the Certificate Insurer, for the purpose of adding any provisions to or changing in any manner or eliminating any of the provisions of this Agreement or of modifying in any manner the rights of the Certificateholders; provided, however, that no such amendment shall (i) reduce in any manner the amount of, or delay the timing of, payments on the Certificates or distributions or payments under the Certificate Insurance Policy which are required to be made on any Certificate without the consent of the Holder of such Certificate, or (ii) reduce the aforesaid percentage required to consent to any such amendment, without the consent of the Holders of all Certificates then outstanding.

Prior to the solicitation of consent of Certificateholders in connection with any such amendment, the party seeking such amendment shall furnish the Trustee with an Opinion of Counsel stating whether such amendment would adversely affect the qualification of either the REMIC Trust as a REMIC and notice of the conclusion expressed in such Opinion of Counsel shall be included with any such solicitation. An amendment made with the consent of all Certificateholders and executed in accordance with this Section 11.01 shall be permitted or authorized by this Agreement notwithstanding that such Opinion of Counsel may conclude that such amendment would adversely affect the qualification of the REMIC Trust as a REMIC.

Prior to the execution of any such amendment, the Trustee shall furnish written notification of the substance of such amendment to each Rating Agency. In addition, promptly after the execution of any such amendment made with the consent of the Certificateholders, the Trustee shall furnish written notification of the substance of such amendment to each Certificateholder and fully executed original counterparts of the instruments effecting such amendment to the Certificate Insurer.

It shall not be necessary for the consent of Certificateholders under this Section 11.01 to approve the particular form of any proposed amendment or consent, but it shall be sufficient if such consent shall approve the substance thereof. The manner of obtaining such consents and of evidencing the authorization of the execution thereof by Certificateholders shall be subject to such reasonable requirements as the Trustee may prescribe.

Section 11.02

Recordation of Agreement.

This Agreement is subject to recordation in all appropriate public offices for real property records in all the counties or other comparable jurisdictions in which any or all of the properties subject to the Mortgages are situated, and in any other appropriate public recording office or elsewhere, such recordation to be effected by the Trustee, but only upon direction of Certificateholders accompanied by an Opinion of Counsel to the effect that such recordation materially and beneficially affects the interests of Certificateholders. The Certificateholders requesting such recordation shall bear all costs and expenses of such recordation. The Trustee shall have no obligation to ascertain whether such recordation so affects the interests of the Certificateholders.

Section 11.03

Limitation on Rights of Certificateholders.

The death or incapacity of any Certificateholder shall not operate to terminate this Agreement or the Trust, nor entitle such Certificateholder’s legal representatives or heirs to claim an accounting or to take any action or commence any proceeding in any court for a partition or winding up of the Trust, nor otherwise affect the rights, obligations and liabilities of the parties hereto or any of them.

No Certificateholder shall have any right to vote (except as provided in Sections 8.01, 9.01, 9.02 and 11.01) or in any manner otherwise control the operation and management of the Trust, or the obligations of the parties hereto, nor shall anything herein set forth, or contained in the terms of the Certificates, be construed so as to constitute the Certificateholders from time to time as partners or members of an association; nor shall any Certificateholder be under any liability to any third person by reason of any action taken by the parties to this Agreement pursuant to any provision hereof.

No Certificateholder shall have any right by virtue or by availing itself of any provisions of this Agreement to institute any suit, action or proceeding in equity or at law upon or under or with respect to this Agreement, unless such Holder previously shall have given to the Trustee a written notice of default and of the continuance thereof, as hereinbefore provided, and unless also the Holders of Class A and Class A-IO Certificates evidencing not less than 51% of the Voting Rights shall have made written request upon the Trustee to institute such action, suit or proceeding in its own name as Trustee hereunder and shall have offered to the Trustee such reasonable indemnity as it may require against the costs, expenses and liabilities to be incurred therein or thereby, and the Trustee, for 60 days after its receipt of such notice, request and offer of indemnity, shall have neglected or refused to institute any such action, suit or proceeding; it being understood and intended, and being expressly covenanted by each Certificateholder with every other Certificateholder and the Trustee, that no one or more Holders of Certificates shall have any right in any manner whatever by virtue or by availing itself or themselves of any provisions of this Agreement to affect, disturb or prejudice the rights of the Holders of any other of the Certificates, or to obtain or seek to obtain priority over or preference to any other such Holder, or to enforce any right under this Agreement, except in the manner herein provided and for the equal, ratable and common benefit of all Certificateholders. For the protection and enforcement of the provisions of this Section 11.03, each and every Certificateholder and the Trustee shall be entitled to such relief as can be given either at law or in equity.

Section 11.04

Governing Law.

THIS AGREEMENT SHALL BE CONSTRUED IN ACCORDANCE WITH THE INTERNAL LAWS OF THE STATE OF NEW YORK, WITHOUT REGARD TO ANY CONFLICTS OF LAW PRINCIPLES, AND THE OBLIGATIONS, RIGHTS AND REMEDIES OF THE PARTIES HEREUNDER SHALL BE DETERMINED IN ACCORDANCE WITH SUCH LAWS.

Section 11.05

Notices.

All demands, notices and communications hereunder shall be in writing and shall be deemed to have been duly given if personally delivered at or mailed by certified mail, return receipt requested, to (a) in the case of the Depositor, 745 Seventh Avenue, New York, New York  10019, Attention:  [___________], (b) in the case of the Servicer, [____________________], Attention:  [__________], (c) in the case of the Trustee, at the Corporate Trust Office, (d) in the case of the Certificate Insurer, [_____________________]; Attention:  [_________] (in each case in which notice or other communication to the Certificate Insurer refers to an Event of Default, a claim on the Certificate Insurance Policy or with respect to which failure on the part of the Certificate Insurer to respond shall be deemed to constitute consent or acceptance, then a copy of such notice or other communication should also be sent to the attention of the General Counsel and shall be marked to indicate “URGENT MATERIAL ENCLOSED”), (e) in the case of Moody’s, Home Mortgage Loan Monitoring Group, 4th Floor, 99 Church Street, New York, New York 10007, and (f) in the case of Standard & Poor’s, 26 Broadway, 15th Floor, New York, New York 10004, Attention: Residential Mortgage Group, or, as to each party, at such other address as shall be designated by such party in a written notice to each other party. Any notice required or permitted to be mailed to a Certificateholder shall be given by first class mail, postage prepaid, at the address of such Holder as shown in the Certificate Register. Any notice so mailed within the time prescribed in this Agreement shall be conclusively presumed to have been duly given, whether or not the Certificateholder receives such notice. Any notice or other document required to be delivered or mailed by the Trustee to any Rating Agency shall be given on a best efforts basis and only as a matter of courtesy and accommodation and the Trustee shall have no liability for failure to deliver such notice or document to any Rating Agency.

Section 11.06

Severability of Provisions.

If any one or more of the covenants, agreements, provisions or terms of this Agreement shall be for any reason whatsoever held invalid, then such covenants, agreements, provisions or terms shall be deemed severable from the remaining covenants, agreements, provisions or terms of this Agreement and shall in no way affect the validity or enforceability of the other provisions of this Agreement or of the Certificates or the rights of the Holders thereof.

Section 11.07

Assignment.

Notwithstanding anything to the contrary contained herein, except as provided in Sections 7.02, 7.04 and 7.05 (or 3.01), this Agreement may not be assigned by the Depositor or the Servicer without the prior written consent of the Certificate Insurer and Holders of the Certificates evidencing Percentage Interests aggregating not less than 66 2/3%.

Section 11.08

Certificates Nonassessable and Fully Paid.

The parties agree that the Certificateholders shall not be personally liable for obligations of the Trust, that the beneficial ownership interests represented by the Certificates shall be non-assessable for any losses or expenses of the Trust or for any reason whatsoever, and that the Certificates upon execution, authentication and delivery thereof by the Trustee pursuant to Section 6.02 are and shall be deemed fully paid.

Section 11.09

Third-Party Beneficiaries.

This Agreement will inure to the benefit of and be binding upon the parties hereto, the Certificateholders, the Certificate Owners, the Certificate Insurer and their respective successors and permitted assigns. Except as otherwise provided in this Agreement, no other person will have any right or obligation hereunder.

Section 11.10

Counterparts.

This instrument may be executed in any number of counterparts, each of which so executed shall be deemed to be an original, but all such counterparts shall together constitute but one and the same instrument.

Section 11.11

Effect of Headings and Table of Contents.

The Article and Section headings herein and the Table of Contents are for convenience only and shall not affect the construction hereof.

Section 11.12

Insurance Agreement.

The Trustee is authorized and directed to execute and deliver the Insurance Agreement and to perform the obligations of the Trustee thereunder.

IN WITNESS WHEREOF, the Depositor, the Seller, the Servicer and the Trustee have caused this Agreement to be duly executed by their respective officers all as of the day and year first above written.

LEHMAN ABS CORPORATION,

as Depositor

By:

_________________________________

Name:

Title:

[SELLER],

as Seller

By:

_________________________________

Name:

Title:

[SERVICER],

as Servicer

By:

_________________________________

Name:

Title:

[TRUSTEE],

as Trustee

By:

_________________________________

Name:

Title:

State of New York

)

) ss.:

County of New York

)

On the _____ day of [_________], 200[__] before me, a notary public in and for the State of New York, personally appeared [__________], known to me who, being by me duly sworn, did depose that he is the [__________] of Lehman ABS Corporation, a Delaware corporation, one of the parties that executed the foregoing instrument; that he knows the seal of said corporation; that the seal affixed to said instrument is such corporate seal; that it was so affixed by order of the Board of Directors of said corporation; and that he signed his name thereto by like order.

__________________________

Notary Public

[Notarial Seal]

State of New York

)

) ss.:

County of New York

)

On the _____ day of [_________], 200[__] before me, a notary public in and for the State of New York, personally appeared [__________], known to me who, being by me duly sworn, did depose and say that he resides at [________________]; that he is the [________________] of [Seller/Servicer], a federal savings bank, one of the parties that executed the foregoing instrument; that he knows the seal of said company; that the seal affixed to said instrument is such corporate seal; that it was so affixed by order of the Board of Directors of said company; and that he signed his name thereto by like order.

__________________________

Notary Public

[Notarial Seal]

State of New York

)

) ss.:

County of New York

)

On the ___ day of [_________], 200[__] before me, a notary public in and for the State of New York, personally appeared [_____________________], known to me who, being by me duly sworn, did depose and say that [he/she] resides at [________________________]; that [he/she] is the [Assistant Vice President] of [Trustee], one of the parties that executed the foregoing instrument; and that she signed her name thereto by order of the Board of Directors of said association.

__________________________

Notary Public

[Notarial Seal]

EXHIBIT A-1

UNLESS THIS CERTIFICATE IS PRESENTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITORY TRUST COMPANY, A NEW YORK CORPORATION (“DTC”), TO THE TRUSTEE OR ITS AGENT FOR REGISTRATION OF TRANSFER, EXCHANGE, OR PAYMENT, AND ANY CERTIFICATE ISSUED IS REGISTERED IN THE NAME OF CEDE & CO. OR IN SUCH OTHER NAME AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC (AND ANY PAYMENT IS MADE TO CEDE & CO. OR TO SUCH OTHER ENTITY AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC), ANY TRANSFER, PLEDGE, OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL INASMUCH AS THE REGISTERED OWNER HEREOF, CEDE & CO., HAS AN INTEREST HEREIN.

SOLELY FOR U.S. FEDERAL INCOME TAX PURPOSES, THIS CERTIFICATE REPRESENTS OWNERSHIP OF A “REGULAR INTEREST” IN A “REAL ESTATE MORTGAGE INVESTMENT CONDUIT,” AS THOSE TERMS ARE DEFINED, RESPECTIVELY, IN SECTIONS 860G AND 860D OF THE INTERNAL REVENUE CODE OF 1986, AS AMENDED (THE “CODE”).

Certificate No.

:

A-1

Cut-Off Date

:

[________] [___], 200[__]

First Distribution Date

:

[________] [___], 200[__]

Initial Class Principal Balance of

this Certificate (“Denomination”)

:

$[_________]

Initial Class Principal Balance

:

$[_________]

Pass-Through Rate

:

[____]%

CUSIP

:

Class

:

A-1

[TRUST]

Home Equity Loan Asset-Backed Certificates, Series 200[__]-[__]

Class A-1

evidencing a percentage interest in the distributions allocable to the Certificates of the above-referenced Class with respect to a Trust consisting of closed-end fixed rate and adjustable rate home equity loans (the “Mortgage Loans”)

LEHMAN ABS CORPORATION, as Depositor

Principal in respect of this Certificate is distributable monthly as set forth herein. Accordingly, the Class Principal Balance of this Class A-1 Certificate at any time may be less than the Initial Class Principal Balance set forth on the face hereof, as described herein. This Class A-1 Certificate does not evidence an obligation of, or an interest in, and is not guaranteed by the Depositor, the Seller or the Trustee referred to below or any of their respective affiliates. Neither this Class A-1 Certificate nor the Mortgage Loans are guaranteed or insured by any governmental agency or instrumentality.

This certifies that CEDE & Co. is the registered owner of the Percentage Interest evidenced by this Class A-1 Certificate (obtained by dividing the Denomination of this Class A-1 Certificate by the Class Principal Balance) in certain monthly distributions with respect to a Trust consisting primarily of the Mortgage Loans deposited by Lehman ABS Corporation (the “Depositor”). The Trust was created pursuant to a Pooling and Servicing Agreement dated as of the Cut-Off Date specified above (the “Agreement”) among the Depositor, [Seller/Servicer], as seller and servicer (in such capacities, the “Seller” or the “Servicer”), and [Trustee], as trustee (the “Trustee”). To the extent not defined herein, the capitalized terms used herein have the meanings assigned in the Agreement. This Class A 1 Certificate is issued under and is subject to the terms, provisions and conditions of the Agreement, to which Agreement the Holder of this Class A 1 Certificate by virtue of the acceptance hereof assents and by which such Holder is bound.

Reference is hereby made to the further provisions of this Class A 1 Certificate set forth on the reverse hereof, which further provisions shall for all purposes have the same effect as if set forth at this place.

This Class A 1 Certificate shall not be entitled to any benefit under the Agreement or be valid for any purpose unless manually countersigned by an authorized signatory of the Trustee.

*         *         *

IN WITNESS WHEREOF, the Trustee has caused this Certificate to be duly executed.

Dated:  [_______] ___, 200[__]

[TRUSTEE], not in its individual capacity, but solely as Trustee

By:___________________________________

This is one of the Class A-1 Certificates

referenced in the within-mentioned Agreement

By:________________________________

Authorized Signatory of

[TRUSTEE], not in its individual capacity, but solely as Trustee

[TRUST]

Home Equity Loan Asset-Backed Certificates,

Series 200[__]-[__]

This Certificate is one of a duly authorized issue of Certificates designated as [Trust], Home Equity Loan Asset-Backed Certificates, Series 200[__]-[__] (herein collectively called the “Certificates”), and representing a beneficial ownership interest in the Trust created by the Agreement.

The Certificateholder, by its acceptance of this Certificate, agrees that it will look solely to the funds on deposit in the Distribution Account for payment hereunder and that the Trustee is not liable to the Certificateholders for any amount payable under this Certificate or the Agreement or, except as expressly provided in the Agreement, subject to any liability under the Agreement.

This Certificate will have the benefit of an irrevocable and unconditional certificate guaranty insurance policy issued by [Certificate Insurer] (the “Certificate Insurer”).

This Certificate does not purport to summarize the Agreement and reference is made to the Agreement for the interests, rights and limitations of rights, benefits, obligations and duties evidenced thereby, and the rights, duties and immunities of the Trustee.

Pursuant to the terms of the Agreement, a distribution will be made on the 15th day of each month or, if such 15th day is not a Business Day, then the first Business Day following such Distribution Date (the “Distribution Date”), commencing on the first Distribution Date specified on the face hereof, to the Person in whose name this Certificate is registered at the close of business on the applicable Record Date in an amount equal to the product of the Percentage Interest evidenced by this Certificate and the amount required to be distributed to Holders of Certificates of the Class to which this Certificate belongs on such Distribution Date pursuant to the Agreement. The Record Date applicable to each Distribution Date is the last Business Day of the month preceding the month of such Distribution Date.

Distributions on this Certificate shall be made by check or money order mailed to the address of the person entitled thereto as it appears on the Certificate Register or, upon the request of a Certificateholder, by wire transfer or otherwise, as set forth in the Agreement. The final distribution on each Certificate will be made in like manner, but only upon presentment and surrender of such Certificate at the office or agency of the Trustee specified in the notice to Certificateholders of such final distribution.

The Agreement permits, with certain exceptions therein provided, the amendment thereof and the modification of the rights and obligations of the Trustee and the rights of the Certificateholders under the Agreement at any time by the Depositor and the Trustee with the consent of the Certificate Insurer and of Holders of the requisite percentage of the Percentage Interests of each Class of Certificates affected by such amendment, as specified in the Agreement. Any such consent by the Holder of this Certificate shall be conclusive and binding on such Holder and upon all future Holders of this Certificate and of any Certificate issued upon the transfer hereof or in exchange therefor or in lieu hereof whether or not notation of such consent is made upon this Certificate. The Agreement also permits the amendment thereof, in certain limited circumstances, without the consent of the Holders of any of the Certificates.

As provided in the Agreement and subject to certain limitations therein set forth, the transfer of this Certificate is registrable in the Certificate Register of the Trustee upon surrender of this Certificate for registration of transfer at the office or agency maintained by the Trustee in New York, New York, accompanied by a written instrument of transfer in form satisfactory to the Trustee and the Certificate Registrar duly executed by the holder hereof or such holder’s attorney duly authorized in writing, and thereupon one or more new Certificates of the same Class in authorized denominations and evidencing the same aggregate Percentage Interest in the Trust will be issued to the designated transferee or transferees.

The Certificates are issuable only as registered Certificates without coupons in denominations specified in the Agreement. As provided in the Agreement and subject to certain limitations therein set forth, Certificates are exchangeable for new Certificates of the same Class in authorized denominations and evidencing the same aggregate Percentage Interest, as requested by the Holder surrendering the same.

No service charge will be made for any such registration of transfer or exchange, but the Trustee may require payment of a sum sufficient to cover any tax or other governmental charge payable in connection therewith.

The Depositor, the Seller and the Trustee and any agent of the Depositor or the Trustee may treat the Person in whose name this Certificate is registered as the owner hereof for all purposes, and neither the Depositor, the Trustee nor any such agent shall be affected by any notice to the contrary.

On any Distribution Date on which the Pool Balance is less than 10% of the greater of the aggregate Principal Balance of the Mortgage Loans as of the Cut-Off Date, the Servicer will have the option to repurchase, in whole, from the Trust the Mortgage Loans at a purchase price determined as provided in the Agreement. If the Servicer does not exercise this option to repurchase on Optional Termination Date, then on the next Distribution Date, the Trustee will begin an auction process to sell the Mortgage Loans. In the event that no such optional termination occurs, the obligations and responsibilities created by the Agreement will terminate upon the later of (A) payment in full of all amounts owing to the Certificate Insurer and (B) the earliest of (i) the day following the Distribution Date on which the Class A Principal Balance has been reduced to zero, (ii) the final payment or other liquidation of the last Mortgage Loan in the Trust or the disposition of all property acquired upon foreclosure or deed in lieu of foreclosure of any Mortgage Loan and (iii) the Distribution Date in [_________] 20[___].  In no event, however, will the trust created by the Agreement continue beyond the expiration of 21 years from the death of the last survivor of the descendants living at the date of the Agreement of a certain person named in the Agreement.

Capitalized terms used herein that are defined in the Agreement shall have the meanings ascribed to them in the Agreement, and nothing herein shall be deemed inconsistent with that meaning.

ASSIGNMENT

FOR VALUE RECEIVED, the undersigned hereby sell(s), assign(s) and transfer(s) unto

______________________________________________________________________________

______________________________________________________________________________

______________________________________________________________________________

______________________________________________________________________________

(Please print or typewrite name and address including postal zip code of assignee)

the Percentage Interest evidenced by the within Certificate and hereby authorizes the transfer of registration of such Percentage Interest to assignee on the Certificate Register of the Trust.

I (We) further direct the Trustee to issue a new Certificate of a like denomination and Class, to the above named assignee and deliver such Certificate to the following address:

Dated:

__________________________________________

Signature by or on behalf of assignor

DISTRIBUTION INSTRUCTIONS

The assignee should include the following for purposes of distribution:

Distributions shall be made, by wire transfer or otherwise, in immediately available funds to ___________________________________________________________________________,

_____________________________________________________________________________,

_____________________________________________________________________________.

for the account of ______________________________________________________________,

account number _________________, or, if mailed by check, to _________________________,

___________________________________________, Applicable statements should be mailed to

_____________________________________________________________________________,

_____________________________________________________________________________,

This information is provided by ___________________________________________________,

the assignee named above, or

_____________________________________________________,

as its agent.

EXHIBIT A-2

UNLESS THIS CERTIFICATE IS PRESENTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITORY TRUST COMPANY, A NEW YORK CORPORATION (“DTC”), TO THE TRUSTEE OR ITS AGENT FOR REGISTRATION OF TRANSFER, EXCHANGE, OR PAYMENT, AND ANY CERTIFICATE ISSUED IS REGISTERED IN THE NAME OF CEDE & CO. OR IN SUCH OTHER NAME AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC (AND ANY PAYMENT IS MADE TO CEDE & CO. OR TO SUCH OTHER ENTITY AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC), ANY TRANSFER, PLEDGE, OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL INASMUCH AS THE REGISTERED OWNER HEREOF, CEDE & CO., HAS AN INTEREST HEREIN.

SOLELY FOR U.S. FEDERAL INCOME TAX PURPOSES, THIS CERTIFICATE REPRESENTS OWNERSHIP OF A “REGULAR INTEREST” IN A “REAL ESTATE MORTGAGE INVESTMENT CONDUIT,” AS THOSE TERMS ARE DEFINED, RESPECTIVELY, IN SECTIONS 860G AND 860D OF THE INTERNAL REVENUE CODE OF 1986, AS AMENDED (THE “CODE”).

Certificate No.

:

A-2

Cut-Off Date

:

[________] [___], 200[__]

First Distribution Date

:

[________] [___], 200[__]

Initial Class Principal Balance of

this Certificate (“Denomination”)

:

$[_________]

Initial Class Principal Balance

:

$[_________]

Pass-Through Rate

:

Variable

CUSIP

:

Class

:

A-2

[TRUST]

Home Equity Loan Asset-Backed Certificates, Series 200[__]-[__]

Class A-2

evidencing a percentage interest in the distributions allocable to the Certificates of the above-referenced Class with respect to a Trust consisting of closed-end fixed rate and adjustable rate home equity loans (the “Mortgage Loans”)

LEHMAN ABS CORPORATION, as Depositor

Principal in respect of this Certificate is distributable monthly as set forth herein. Accordingly, the Class Principal Balance of this Class A-2 Certificate at any time may be less than the Initial Class Principal Balance set forth on the face hereof, as described herein. This Class A-2 Certificate does not evidence an obligation of, or an interest in, and is not guaranteed by the Depositor, the Seller or the Trustee referred to below or any of their respective affiliates. Neither this Class A-2 Certificate nor the Mortgage Loans are guaranteed or insured by any governmental agency or instrumentality.

This certifies that CEDE & Co. is the registered owner of the Percentage Interest evidenced by this Class A-2 Certificate (obtained by dividing the Denomination of this Class A 2 Certificate by the Class Principal Balance) in certain monthly distributions with respect to a Trust consisting primarily of the Mortgage Loans deposited by Lehman ABS Corporation (the “Depositor”). The Trust was created pursuant to a Pooling and Servicing Agreement dated as of the Cut-Off Date specified above (the “Agreement”) among the Depositor, [Seller/Servicer], as seller and servicer (in such capacities, the “Seller” or the “Servicer”), and [Trustee], as trustee (the “Trustee”). To the extent not defined herein, the capitalized terms used herein have the meanings assigned in the Agreement. This Class A 2 Certificate is issued under and is subject to the terms, provisions and conditions of the Agreement, to which Agreement the Holder of this Class A 2 Certificate by virtue of the acceptance hereof assents and by which such Holder is bound.

Reference is hereby made to the further provisions of this Class A 2 Certificate set forth on the reverse hereof, which further provisions shall for all purposes have the same effect as if set forth at this place.

This Class A 2 Certificate shall not be entitled to any benefit under the Agreement or be valid for any purpose unless manually countersigned by an authorized signatory of the Trustee.

*         *         *

IN WITNESS WHEREOF, the Trustee has caused this Certificate to be duly executed.

Dated:  [________] ___, 200[__]

[TRUSTEE], not in its individual capacity, but solely as Trustee

By:______________________________________

This is one of the Class A-2 Certificates

referenced in the within-mentioned Agreement

By:________________________________

Authorized Signatory of

[TRUSTEE], not in its individual capacity, but solely as Trustee

[TRUST]

Home Equity Loan Asset-Backed Certificates,

Series 200[__]-[__]

This Certificate is one of a duly authorized issue of Certificates designated as [Trust], Home Equity Loan Asset-Backed Certificates, Series 200[__]-[__] (herein collectively called the “Certificates”), and representing a beneficial ownership interest in the Trust created by the Agreement.

The Certificateholder, by its acceptance of this Certificate, agrees that it will look solely to the funds on deposit in the Distribution Account for payment hereunder and that the Trustee is not liable to the Certificateholders for any amount payable under this Certificate or the Agreement or, except as expressly provided in the Agreement, subject to any liability under the Agreement.

This Certificate will have the benefit of an irrevocable and unconditional certificate guaranty insurance policy issued by [Certificate Insurer] (the “Certificate Insurer”).

This Certificate does not purport to summarize the Agreement and reference is made to the Agreement for the interests, rights and limitations of rights, benefits, obligations and duties evidenced thereby, and the rights, duties and immunities of the Trustee.

Pursuant to the terms of the Agreement, a distribution will be made on the 15th day of each month or, if such 15th day is not a Business Day, then the first Business Day following such Distribution Date (the “Distribution Date”), commencing on the first Distribution Date specified on the face hereof, to the Person in whose name this Certificate is registered at the close of business on the applicable Record Date in an amount equal to the product of the Percentage Interest evidenced by this Certificate and the amount required to be distributed to Holders of Certificates of the Class to which this Certificate belongs on such Distribution Date pursuant to the Agreement. The Record Date applicable to each Distribution Date is the last Business Day of the month preceding the month of such Distribution Date.

Distributions on this Certificate shall be made by check or money order mailed to the address of the person entitled thereto as it appears on the Certificate Register or, upon the request of a Certificateholder, by wire transfer or otherwise, as set forth in the Agreement. The final distribution on each Certificate will be made in like manner, but only upon presentment and surrender of such Certificate at the office or agency of the Trustee specified in the notice to Certificateholders of such final distribution.

The Agreement permits, with certain exceptions therein provided, the amendment thereof and the modification of the rights and obligations of the Trustee and the rights of the Certificateholders under the Agreement at any time by the Depositor and the Trustee with the consent of the Certificate Insurer and of Holders of the requisite percentage of the Percentage Interests of each Class of Certificates affected by such amendment, as specified in the Agreement. Any such consent by the Holder of this Certificate shall be conclusive and binding on such Holder and upon all future Holders of this Certificate and of any Certificate issued upon the transfer hereof or in exchange therefor or in lieu hereof whether or not notation of such consent is made upon this Certificate. The Agreement also permits the amendment thereof, in certain limited circumstances, without the consent of the Holders of any of the Certificates.

As provided in the Agreement and subject to certain limitations therein set forth, the transfer of this Certificate is registrable in the Certificate Register of the Trustee upon surrender of this Certificate for registration of transfer at the office or agency maintained by the Trustee in New York, New York, accompanied by a written instrument of transfer in form satisfactory to the Trustee and the Certificate Registrar duly executed by the holder hereof or such holder’s attorney duly authorized in writing, and thereupon one or more new Certificates of the same Class in authorized denominations and evidencing the same aggregate Percentage Interest in the Trust will be issued to the designated transferee or transferees.

The Certificates are issuable only as registered Certificates without coupons in denominations specified in the Agreement. As provided in the Agreement and subject to certain limitations therein set forth, Certificates are exchangeable for new Certificates of the same Class in authorized denominations and evidencing the same aggregate Percentage Interest, as requested by the Holder surrendering the same.

No service charge will be made for any such registration of transfer or exchange, but the Trustee may require payment of a sum sufficient to cover any tax or other governmental charge payable in connection therewith.

The Depositor, the Seller and the Trustee and any agent of the Depositor or the Trustee may treat the Person in whose name this Certificate is registered as the owner hereof for all purposes, and neither the Depositor, the Trustee nor any such agent shall be affected by any notice to the contrary.

On any Distribution Date on which the Pool Balance is less than 10% of the greater of the aggregate Principal Balance of the Mortgage Loans as of the Cut-Off Date, the Servicer will have the option to repurchase, in whole, from the Trust the Mortgage Loans at a purchase price determined as provided in the Agreement. If the Servicer does not exercise this option to repurchase on Optional Termination Date, then on the next Distribution Date, the Trustee will begin an auction process to sell the Mortgage Loans. In the event that no such optional termination occurs, the obligations and responsibilities created by the Agreement will terminate upon the later of (A) payment in full of all amounts owing to the Certificate Insurer and (B) the earliest of (i) the day following the Distribution Date on which the Class A Principal Balance has been reduced to zero, (ii) the final payment or other liquidation of the last Mortgage Loan in the Trust or the disposition of all property acquired upon foreclosure or deed in lieu of foreclosure of any Mortgage Loan and (iii) the Distribution Date in [_______] 20[___].  In no event, however, will the trust created by the Agreement continue beyond the expiration of 21 years from the death of the last survivor of the descendants living at the date of the Agreement of a certain person named in the Agreement.

Capitalized terms used herein that are defined in the Agreement shall have the meanings ascribed to them in the Agreement, and nothing herein shall be deemed inconsistent with that meaning.

ASSIGNMENT

FOR VALUE RECEIVED, the undersigned hereby sell(s), assign(s) and transfer(s) unto

______________________________________________________________________________

______________________________________________________________________________

______________________________________________________________________________

______________________________________________________________________________

(Please print or typewrite name and address including postal zip code of assignee)

the Percentage Interest evidenced by the within Certificate and hereby authorizes the transfer of registration of such Percentage Interest to assignee on the Certificate Register of the Trust.

I (We) further direct the Trustee to issue a new Certificate of a like denomination and Class, to the above named assignee and deliver such Certificate to the following address:

Dated:

__________________________________________

Signature by or on behalf of assignor

DISTRIBUTION INSTRUCTIONS

The assignee should include the following for purposes of distribution:

Distributions shall be made, by wire transfer or otherwise, in immediately available funds to ___________________________________________________________________________,

_____________________________________________________________________________,

_____________________________________________________________________________.

for the account of ______________________________________________________________,

account number _________________, or, if mailed by check, to _________________________,

___________________________________________, Applicable statements should be mailed to

_____________________________________________________________________________,

_____________________________________________________________________________,

This information is provided by ___________________________________________________,

the assignee named above, or

_____________________________________________________,

as its agent.

EXHIBIT A-3

THIS CERTIFICATE HAS NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE “ACT”).  ANY RESALE OR TRANSFER OF THIS CERTIFICATE WITHOUT REGISTRATION THEREOF UNDER THE ACT MAY ONLY BE MADE IN A TRANSACTION EXEMPTED FROM THE REGISTRATION REQUIREMENTS OF THE ACT AND IN ACCORDANCE WITH THE PROVISIONS OF THE AGREEMENT REFERRED TO HEREIN.

THIS CLASS A-IO-F CERTIFICATE HAS NO PRINCIPAL BALANCE AND WILL NOT RECEIVE ANY DISTRIBUTIONS OF PRINCIPAL.

NEITHER THIS CERTIFICATE NOR ANY INTEREST HEREIN MAY BE TRANSFERRED UNLESS THE PROPOSED TRANSFEREE DELIVERS TO THE TRUSTEE A TRANSFER AFFIDAVIT IN ACCORDANCE WITH THE PROVISIONS OF THE AGREEMENT REFERRED TO HEREIN.

NEITHER THIS CERTIFICATE NOR ANY INTEREST HEREIN MAY BE TRANSFERRED UNLESS THE TRANSFEREE DELIVERS TO THE TRUSTEE EITHER A REPRESENTATION LETTER TO THE EFFECT THAT SUCH TRANSFEREE IS NOT AN EMPLOYEE BENEFIT PLAN SUBJECT TO THE EMPLOYEE RETIREMENT INCOME SECURITY ACT OF 1974, AS AMENDED, OR A PLAN SUBJECT TO SECTION 4975 OF THE CODE, OR AN OPINION OF COUNSEL IN ACCORDANCE WITH THE PROVISIONS OF THE AGREEMENT REFERRED TO HEREIN.  NOTWITHSTANDING ANYTHING ELSE TO THE CONTRARY HEREIN, ANY PURPORTED TRANSFER OF THIS CERTIFICATE TO OR ON BEHALF OF AN EMPLOYEE BENEFIT PLAN SUBJECT TO ERISA OR TO THE CODE WITHOUT THE OPINION OF COUNSEL SATISFACTORY TO THE TRUSTEE AS DESCRIBED ABOVE SHALL BE VOID AND OF NO EFFECT.

SOLELY FOR U.S. FEDERAL INCOME TAX PURPOSES, THIS CERTIFICATE REPRESENTS OWNERSHIP OF A “REGULAR INTEREST” IN A “REAL ESTATE MORTGAGE INVESTMENT CONDUIT,” AS THOSE TERMS ARE DEFINED, RESPECTIVELY, IN SECTIONS 860G AND 860D OF THE INTERNAL REVENUE CODE OF 1986, AS AMENDED (THE “CODE”).

Certificate No.

:

A-IO-F

Cut-Off Date

:

[________] [___], 200[__]

First Distribution Date

:

[________] [___], 200[__]

Initial Class Notional Balance of

this Certificate (“Denomination”)

:

$[_________]

Initial Class Notional Balance

:

$[_________]

Pass-Through Rate

:

Variable

CUSIP

:

Class

:

A-IO-F

[TRUST]

Home Equity Loan Asset-Backed Certificates, Series 200[__]-[__]

Class A-IO-F

evidencing a percentage interest in the distributions allocable to the Certificates of the above-referenced Class with respect to a Trust consisting of closed-end fixed rate and adjustable rate home equity loans (the “Mortgage Loans”)

LEHMAN ABS CORPORATION, as Depositor

This Certificate does not have a principal balance and will not be entitled to distributions of principal.  As to any Distribution Date, the Notional Balance of this Class A-IO-F Certificate will equal the Aggregate Principal Balance on the first day of the related Due Period.  Accordingly, the Notional Balance of this Class A-IO-F Certificate at any time may be less than the Initial Notional Balance set forth on the face hereof, as described herein. This Class A IO-F Certificate does not evidence an obligation of, or an interest in, and is not guaranteed by the Depositor, the Seller or the Trustee referred to below or any of their respective affiliates. Neither this Class A-IO-F Certificate nor the Mortgage Loans are guaranteed or insured by any governmental agency or instrumentality.

This certifies that [Seller/Servicer] is the registered owner of the Percentage Interest evidenced by this Class A-IO-F Certificate (obtained by dividing the Denomination of this Class A IO-F Certificate by the Notional Balance) in certain monthly distributions with respect to a Trust consisting primarily of the Mortgage Loans deposited by Lehman ABS Corporation (the “Depositor”). The Trust was created pursuant to a Pooling and Servicing Agreement dated as of the Cut-Off Date specified above (the “Agreement”) among the Depositor, [Seller/Servicer], as seller and servicer (in such capacities, the “Seller” or the “Servicer”), and [Trustee], as trustee (the “Trustee”). To the extent not defined herein, the capitalized terms used herein have the meanings assigned in the Agreement. This Class A IO-F Certificate is issued under and is subject to the terms, provisions and conditions of the Agreement, to which Agreement the Holder of this Class A IO-F Certificate by virtue of the acceptance hereof assents and by which such Holder is bound.

Reference is hereby made to the further provisions of this Class A IO-F Certificate set forth on the reverse hereof, which further provisions shall for all purposes have the same effect as if set forth at this place.

This Class A IO-F Certificate shall not be entitled to any benefit under the Agreement or be valid for any purpose unless manually countersigned by an authorized signatory of the Trustee.

*         *         *

IN WITNESS WHEREOF, the Trustee has caused this Certificate to be duly executed.

Dated:  [________] ___, 200[__]

[TRUSTEE], not in its individual capacity, but solely as Trustee

By:_______________________________

This is one of the Class A-IO-F Certificates

referenced in the within-mentioned Agreement

By:________________________________

Authorized Signatory of

[TRUSTEE], not in its individual capacity, but solely as Trustee

[TRUST]

Home Equity Loan Asset-Backed Certificates,

Series 200[__]-[__]

This Certificate is one of a duly authorized issue of Certificates designated as [Trust], Home Equity Loan Asset-Backed Certificates, Series 200[__]-[__] (herein collectively called the “Certificates”), and representing a beneficial ownership interest in the Trust created by the Agreement.

The Certificateholder, by its acceptance of this Certificate, agrees that it will look solely to the funds on deposit in the Distribution Account for payment hereunder and that the Trustee is not liable to the Certificateholders for any amount payable under this Certificate or the Agreement or, except as expressly provided in the Agreement, subject to any liability under the Agreement.

This Certificate will have the benefit of an irrevocable and unconditional certificate guaranty insurance policy issued by [Certificate Insurer] (the “Certificate Insurer”).

This Certificate does not purport to summarize the Agreement and reference is made to the Agreement for the interests, rights and limitations of rights, benefits, obligations and duties evidenced thereby, and the rights, duties and immunities of the Trustee.

Pursuant to the terms of the Agreement, a distribution will be made on the 15th day of each month or, if such 15th day is not a Business Day, then the first Business Day following such Distribution Date (the “Distribution Date”), commencing on the first Distribution Date specified on the face hereof, to the Person in whose name this Certificate is registered at the close of business on the applicable Record Date in an amount equal to the product of the Percentage Interest evidenced by this Certificate and the amount required to be distributed to Holders of Certificates of the Class to which this Certificate belongs on such Distribution Date pursuant to the Agreement. The Record Date applicable to each Distribution Date is the last Business Day of the month preceding the month of such Distribution Date.

Distributions on this Certificate shall be made by check or money order mailed to the address of the person entitled thereto as it appears on the Certificate Register or, upon the request of a Certificateholder, by wire transfer or otherwise, as set forth in the Agreement. The final distribution on each Certificate will be made in like manner, but only upon presentment and surrender of such Certificate at the office or agency of the Trustee specified in the notice to Certificateholders of such final distribution.

The Agreement permits, with certain exceptions therein provided, the amendment thereof and the modification of the rights and obligations of the Trustee and the rights of the Certificateholders under the Agreement at any time by the Depositor and the Trustee with the consent of the Certificate Insurer and of Holders of the requisite percentage of the Percentage Interests of each Class of Certificates affected by such amendment, as specified in the Agreement. Any such consent by the Holder of this Certificate shall be conclusive and binding on such Holder and upon all future Holders of this Certificate and of any Certificate issued upon the transfer hereof or in exchange therefor or in lieu hereof whether or not notation of such consent is made upon this Certificate. The Agreement also permits the amendment thereof, in certain limited circumstances, without the consent of the Holders of any of the Certificates.

As provided in the Agreement and subject to certain limitations therein set forth, the transfer of this Certificate is registrable in the Certificate Register of the Trustee upon surrender of this Certificate for registration of transfer at the office or agency maintained by the Trustee in New York, New York, accompanied by a written instrument of transfer in form satisfactory to the Trustee and the Certificate Registrar duly executed by the holder hereof or such holder’s attorney duly authorized in writing, and thereupon one or more new Certificates of the same Class in authorized denominations and evidencing the same aggregate Percentage Interest in the Trust will be issued to the designated transferee or transferees.

The Certificates are issuable only as registered Certificates without coupons in denominations specified in the Agreement. As provided in the Agreement and subject to certain limitations therein set forth, Certificates are exchangeable for new Certificates of the same Class in authorized denominations and evidencing the same aggregate Percentage Interest, as requested by the Holder surrendering the same.

No service charge will be made for any such registration of transfer or exchange, but the Trustee may require payment of a sum sufficient to cover any tax or other governmental charge payable in connection therewith.

The Depositor, the Seller and the Trustee and any agent of the Depositor or the Trustee may treat the Person in whose name this Certificate is registered as the owner hereof for all purposes, and neither the Depositor, the Trustee nor any such agent shall be affected by any notice to the contrary.

On any Distribution Date on which the Pool Balance is less than 10% of the greater of the aggregate Principal Balance of the Mortgage Loans as of the Cut-Off Date, the Servicer will have the option to repurchase, in whole, from the Trust the Mortgage Loans at a purchase price determined as provided in the Agreement. If the Servicer does not exercise this option to repurchase on Optional Termination Date, then on the next Distribution Date, the Trustee will begin an auction process to sell the Mortgage Loans. In the event that no such optional termination occurs, the obligations and responsibilities created by the Agreement will terminate upon the later of (A) payment in full of all amounts owing to the Certificate Insurer and (B) the earliest of (i) the day following the Distribution Date on which the Class A Principal Balance has been reduced to zero, (ii) the final payment or other liquidation of the last Mortgage Loan in the Trust or the disposition of all property acquired upon foreclosure or deed in lieu of foreclosure of any Mortgage Loan and (iii) the Distribution Date in [________] 20[___]. In no event, however, will the trust created by the Agreement continue beyond the expiration of 21 years from the death of the last survivor of the descendants living at the date of the Agreement of a certain person named in the Agreement.

Capitalized terms used herein that are defined in the Agreement shall have the meanings ascribed to them in the Agreement, and nothing herein shall be deemed inconsistent with that meaning.

ASSIGNMENT

FOR VALUE RECEIVED, the undersigned hereby sell(s), assign(s) and transfer(s) unto

______________________________________________________________________________

______________________________________________________________________________

______________________________________________________________________________

______________________________________________________________________________

(Please print or typewrite name and address including postal zip code of assignee)

the Percentage Interest evidenced by the within Certificate and hereby authorizes the transfer of registration of such Percentage Interest to assignee on the Certificate Register of the Trust.

I (We) further direct the Trustee to issue a new Certificate of a like denomination and Class, to the above named assignee and deliver such Certificate to the following address:

Dated:

__________________________________________

Signature by or on behalf of assignor

DISTRIBUTION INSTRUCTIONS

The assignee should include the following for purposes of distribution:

Distributions shall be made, by wire transfer or otherwise, in immediately available funds to ___________________________________________________________________________,

_____________________________________________________________________________,

_____________________________________________________________________________.

for the account of ______________________________________________________________,

account number _________________, or, if mailed by check, to _________________________,

___________________________________________, Applicable statements should be mailed to

_____________________________________________________________________________,

_____________________________________________________________________________,

This information is provided by ___________________________________________________,

the assignee named above, or

_____________________________________________________,

as its agent.

EXHIBIT A-4

THIS CERTIFICATE HAS NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE “ACT”).  ANY RESALE OR TRANSFER OF THIS CERTIFICATE WITHOUT REGISTRATION THEREOF UNDER THE ACT MAY ONLY BE MADE IN A TRANSACTION EXEMPTED FROM THE REGISTRATION REQUIREMENTS OF THE ACT AND IN ACCORDANCE WITH THE PROVISIONS OF THE AGREEMENT REFERRED TO HEREIN.

THIS CLASS A-IO CERTIFICATE HAS NO PRINCIPAL BALANCE AND WILL NOT RECEIVE ANY DISTRIBUTIONS OF PRINCIPAL.

NEITHER THIS CERTIFICATE NOR ANY INTEREST HEREIN MAY BE TRANSFERRED UNLESS THE PROPOSED TRANSFEREE DELIVERS TO THE TRUSTEE A TRANSFER AFFIDAVIT IN ACCORDANCE WITH THE PROVISIONS OF THE AGREEMENT REFERRED TO HEREIN.

NEITHER THIS CERTIFICATE NOR ANY INTEREST HEREIN MAY BE TRANSFERRED UNLESS THE TRANSFEREE DELIVERS TO THE TRUSTEE EITHER A REPRESENTATION LETTER TO THE EFFECT THAT SUCH TRANSFEREE IS NOT AN EMPLOYEE BENEFIT PLAN SUBJECT TO THE EMPLOYEE RETIREMENT INCOME SECURITY ACT OF 1974, AS AMENDED, OR A PLAN SUBJECT TO SECTION 4975 OF THE CODE, OR AN OPINION OF COUNSEL IN ACCORDANCE WITH THE PROVISIONS OF THE AGREEMENT REFERRED TO HEREIN.  NOTWITHSTANDING ANYTHING ELSE TO THE CONTRARY HEREIN, ANY PURPORTED TRANSFER OF THIS CERTIFICATE TO OR ON BEHALF OF AN EMPLOYEE BENEFIT PLAN SUBJECT TO ERISA OR TO THE CODE WITHOUT THE OPINION OF COUNSEL SATISFACTORY TO THE TRUSTEE AS DESCRIBED ABOVE SHALL BE VOID AND OF NO EFFECT.

SOLELY FOR U.S. FEDERAL INCOME TAX PURPOSES, THIS CERTIFICATE REPRESENTS OWNERSHIP OF A “REGULAR INTEREST” IN A “REAL ESTATE MORTGAGE INVESTMENT CONDUIT,” AS THOSE TERMS ARE DEFINED, RESPECTIVELY, IN SECTIONS 860G AND 860D OF THE INTERNAL REVENUE CODE OF 1986, AS AMENDED (THE “CODE”).

Certificate No.

:

A-IO-V

Cut-Off Date

:

[________] [___], 200[__]

First Distribution Date

:

[________] [___], 200[__]

Initial Class Notional Balance of

this Certificate (“Denomination”)

:

$[_________]

Initial Class Notional Balance

:

$[_________]

Pass-Through Rate

:

Variable

CUSIP

:

Class

:

A-IO-V

[TRUST]

Home Equity Loan Asset-Backed Certificates, Series 200[__]-[__]

Class A-IO-V

evidencing a percentage interest in the distributions allocable to the Certificates of the above-referenced Class with respect to a Trust consisting of closed-end fixed rate and adjustable rate home equity loans (the “Mortgage Loans”)

LEHMAN ABS CORPORATION, as Depositor

This Certificate does not have a principal balance and will not be entitled to distributions of principal.  As to any Distribution Date, the Notional Balance of this Class A-IO-V Certificate will equal the Aggregate Principal Balance on the first day of the related Due Period.  Accordingly, the Notional Balance of this Class A-IO-V Certificate at any time may be less than the Initial Notional Balance set forth on the face hereof, as described herein. This Class A IO-V Certificate does not evidence an obligation of, or an interest in, and is not guaranteed by the Depositor, the Seller or the Trustee referred to below or any of their respective affiliates. Neither this Class A-IO-V Certificate nor the Mortgage Loans are guaranteed or insured by any governmental agency or instrumentality.

This certifies that [Seller/Servicer] is the registered owner of the Percentage Interest evidenced by this Class A-IO-V Certificate (obtained by dividing the Denomination of this Class A IO-V Certificate by the Notional Balance) in certain monthly distributions with respect to a Trust consisting primarily of the Mortgage Loans deposited by Lehman ABS Corporation (the “Depositor”). The Trust was created pursuant to a Pooling and Servicing Agreement dated as of the Cut-Off Date specified above (the “Agreement”) among the Depositor, [Seller/Servicer], as seller and servicer (in such capacities, the “Seller” or the “Servicer”), and [Trustee], as trustee (the “Trustee”). To the extent not defined herein, the capitalized terms used herein have the meanings assigned in the Agreement. This Class A IO-V Certificate is issued under and is subject to the terms, provisions and conditions of the Agreement, to which Agreement the Holder of this Class A IO-V Certificate by virtue of the acceptance hereof assents and by which such Holder is bound.

Reference is hereby made to the further provisions of this Class A IO-V Certificate set forth on the reverse hereof, which further provisions shall for all purposes have the same effect as if set forth at this place.

This Class A IO-V Certificate shall not be entitled to any benefit under the Agreement or be valid for any purpose unless manually countersigned by an authorized signatory of the Trustee.

*         *         *

IN WITNESS WHEREOF, the Trustee has caused this Certificate to be duly executed.

Dated:  [________] ___, 200[__]

[TRUSTEE], not in its individual capacity, but solely as Trustee

By:_______________________________

This is one of the Class A-IO-V Certificates

referenced in the within-mentioned Agreement

By:________________________________

Authorized Signatory of

[TRUSTEE], not in its individual capacity, but solely as Trustee

[TRUST]

Home Equity Loan Asset-Backed Certificates,

Series 200[__]-[__]

This Certificate is one of a duly authorized issue of Certificates designated as [Trust], Home Equity Loan Asset-Backed Certificates, Series 200[__]-[__] (herein collectively called the “Certificates”), and representing a beneficial ownership interest in the Trust created by the Agreement.

The Certificateholder, by its acceptance of this Certificate, agrees that it will look solely to the funds on deposit in the Distribution Account for payment hereunder and that the Trustee is not liable to the Certificateholders for any amount payable under this Certificate or the Agreement or, except as expressly provided in the Agreement, subject to any liability under the Agreement.

This Certificate will have the benefit of an irrevocable and unconditional certificate guaranty insurance policy issued by [Certificate Insurer] (the “Certificate Insurer”).

This Certificate does not purport to summarize the Agreement and reference is made to the Agreement for the interests, rights and limitations of rights, benefits, obligations and duties evidenced thereby, and the rights, duties and immunities of the Trustee.

Pursuant to the terms of the Agreement, a distribution will be made on the 15th day of each month or, if such 15th day is not a Business Day, then the first Business Day following such Distribution Date (the “Distribution Date”), commencing on the first Distribution Date specified on the face hereof, to the Person in whose name this Certificate is registered at the close of business on the applicable Record Date in an amount equal to the product of the Percentage Interest evidenced by this Certificate and the amount required to be distributed to Holders of Certificates of the Class to which this Certificate belongs on such Distribution Date pursuant to the Agreement. The Record Date applicable to each Distribution Date is the last Business Day of the month preceding the month of such Distribution Date.

Distributions on this Certificate shall be made by check or money order mailed to the address of the person entitled thereto as it appears on the Certificate Register or, upon the request of a Certificateholder, by wire transfer or otherwise, as set forth in the Agreement. The final distribution on each Certificate will be made in like manner, but only upon presentment and surrender of such Certificate at the office or agency of the Trustee specified in the notice to Certificateholders of such final distribution.

The Agreement permits, with certain exceptions therein provided, the amendment thereof and the modification of the rights and obligations of the Trustee and the rights of the Certificateholders under the Agreement at any time by the Depositor and the Trustee with the consent of the Certificate Insurer and of Holders of the requisite percentage of the Percentage Interests of each Class of Certificates affected by such amendment, as specified in the Agreement. Any such consent by the Holder of this Certificate shall be conclusive and binding on such Holder and upon all future Holders of this Certificate and of any Certificate issued upon the transfer hereof or in exchange therefor or in lieu hereof whether or not notation of such consent is made upon this Certificate. The Agreement also permits the amendment thereof, in certain limited circumstances, without the consent of the Holders of any of the Certificates.

As provided in the Agreement and subject to certain limitations therein set forth, the transfer of this Certificate is registrable in the Certificate Register of the Trustee upon surrender of this Certificate for registration of transfer at the office or agency maintained by the Trustee in New York, New York, accompanied by a written instrument of transfer in form satisfactory to the Trustee and the Certificate Registrar duly executed by the holder hereof or such holder’s attorney duly authorized in writing, and thereupon one or more new Certificates of the same Class in authorized denominations and evidencing the same aggregate Percentage Interest in the Trust will be issued to the designated transferee or transferees.

The Certificates are issuable only as registered Certificates without coupons in denominations specified in the Agreement. As provided in the Agreement and subject to certain limitations therein set forth, Certificates are exchangeable for new Certificates of the same Class in authorized denominations and evidencing the same aggregate Percentage Interest, as requested by the Holder surrendering the same.

No service charge will be made for any such registration of transfer or exchange, but the Trustee may require payment of a sum sufficient to cover any tax or other governmental charge payable in connection therewith.

The Depositor, the Seller and the Trustee and any agent of the Depositor or the Trustee may treat the Person in whose name this Certificate is registered as the owner hereof for all purposes, and neither the Depositor, the Trustee nor any such agent shall be affected by any notice to the contrary.

On any Distribution Date on which the Pool Balance is less than 10% of the greater of the aggregate Principal Balance of the Mortgage Loans as of the Cut-Off Date, the Servicer will have the option to repurchase, in whole, from the Trust the Mortgage Loans at a purchase price determined as provided in the Agreement. If the Servicer does not exercise this option to repurchase on Optional Termination Date, then on the next Distribution Date, the Trustee will begin an auction process to sell the Mortgage Loans. In the event that no such optional termination occurs, the obligations and responsibilities created by the Agreement will terminate upon the later of (A) payment in full of all amounts owing to the Certificate Insurer and (B) the earliest of (i) the day following the Distribution Date on which the Class A Principal Balance has been reduced to zero, (ii) the final payment or other liquidation of the last Mortgage Loan in the Trust or the disposition of all property acquired upon foreclosure or deed in lieu of foreclosure of any Mortgage Loan and (iii) the Distribution Date in [________] 203[__]. In no event, however, will the trust created by the Agreement continue beyond the expiration of 21 years from the death of the last survivor of the descendants living at the date of the Agreement of a certain person named in the Agreement.

Capitalized terms used herein that are defined in the Agreement shall have the meanings ascribed to them in the Agreement, and nothing herein shall be deemed inconsistent with that meaning.

ASSIGNMENT

FOR VALUE RECEIVED, the undersigned hereby sell(s), assign(s) and transfer(s) unto

______________________________________________________________________________

______________________________________________________________________________

______________________________________________________________________________

______________________________________________________________________________

(Please print or typewrite name and address including postal zip code of assignee)

the Percentage Interest evidenced by the within Certificate and hereby authorizes the transfer of registration of such Percentage Interest to assignee on the Certificate Register of the Trust.

I (We) further direct the Trustee to issue a new Certificate of a like denomination and Class, to the above named assignee and deliver such Certificate to the following address:

Dated:

__________________________________________

Signature by or on behalf of assignor

DISTRIBUTION INSTRUCTIONS

The assignee should include the following for purposes of distribution:

Distributions shall be made, by wire transfer or otherwise, in immediately available funds to ___________________________________________________________________________,

_____________________________________________________________________________,

_____________________________________________________________________________.

for the account of ______________________________________________________________,

account number _________________, or, if mailed by check, to _________________________,

___________________________________________, Applicable statements should be mailed to

_____________________________________________________________________________,

_____________________________________________________________________________,

This information is provided by ___________________________________________________,

the assignee named above, or

_____________________________________________________,

as its agent.

EXHIBIT B-1

SOLELY FOR U.S. FEDERAL INCOME TAX PURPOSES, THIS CERTIFICATE IS A “RESIDUAL INTEREST” IN A “REAL ESTATE MORTGAGE INVESTMENT CONDUIT,” AS THOSE TERMS ARE DEFINED, RESPECTIVELY, IN SECTIONS 860G AND 860D OF THE INTERNAL REVENUE CODE OF 1986, AS AMENDED (THE “CODE”).

THIS CERTIFICATE HAS NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE “ACT”). ANY RESALE OR TRANSFER OF THIS CERTIFICATE WITHOUT REGISTRATION THEREOF UNDER THE ACT MAY ONLY BE MADE IN A TRANSACTION EXEMPTED FROM THE REGISTRATION REQUIREMENTS OF THE ACT AND IN ACCORDANCE WITH THE PROVISIONS OF THE AGREEMENT REFERRED TO HEREIN.

THIS CLASS R CERTIFICATE HAS NO PRINCIPAL BALANCE, DOES NOT BEAR INTEREST AND WILL NOT RECEIVE ANY DISTRIBUTIONS EXCEPT AS PROVIDED HEREIN.

NEITHER THIS CERTIFICATE NOR ANY INTEREST HEREIN MAY BE TRANSFERRED UNLESS THE PROPOSED TRANSFEREE DELIVERS TO THE TRUSTEE A TRANSFER AFFIDAVIT IN ACCORDANCE WITH THE PROVISIONS OF THE AGREEMENT REFERRED TO HEREIN.

NEITHER THIS CERTIFICATE NOR ANY INTEREST HEREIN MAY BE TRANSFERRED UNLESS THE TRANSFEREE DELIVERS TO THE TRUSTEE EITHER A REPRESENTATION LETTER TO THE EFFECT THAT SUCH TRANSFEREE IS NOT AN EMPLOYEE BENEFIT PLAN SUBJECT TO THE EMPLOYEE RETIREMENT INCOME SECURITY ACT OF 1974, AS AMENDED, OR A PLAN SUBJECT TO SECTION 4975 OF THE CODE, OR AN OPINION OF COUNSEL IN ACCORDANCE WITH THE PROVISIONS OF THE AGREEMENT REFERRED TO HEREIN. NOTWITHSTANDING ANYTHING ELSE TO THE CONTRARY HEREIN, ANY PURPORTED TRANSFER OF THIS CERTIFICATE TO OR ON BEHALF OF AN EMPLOYEE BENEFIT PLAN SUBJECT TO ERISA OR TO THE CODE WITHOUT THE OPINION OF COUNSEL SATISFACTORY TO THE TRUSTEE AS DESCRIBED ABOVE SHALL BE VOID AND OF NO EFFECT.

Certificate No.

:

R-1

Percentage Interest evidenced by

This Certificate

:

99.999999%

Cut-Off Date

:

[________] [___], 200[__]

First Distribution Date

:

[________] [___], 200[__]

CUSIP

:

[TRUST]

Home Equity Loan Asset-Backed Certificates, Series 200[__]-[__]

Class R

evidencing a percentage interest in the distributions allocable to the Certificates of the above-referenced Class with respect to a Trust consisting primarily of pool of closed-end fixed rate and adjustable rate home equity loans (the “Mortgage Loans”)

LEHMAN ABS CORPORATION, as Depositor

This Certificate does not evidence an obligation of, or an interest in, and is not guaranteed by the Depositor, the Seller or the Trustee referred to below or any of their respective affiliates. Neither this Certificate nor the Mortgage Loans are guaranteed or insured by any governmental agency or instrumentality.

This certifies that [Seller/Servicer] is the registered owner of the Percentage Interest evidenced by this Certificate specified above in the interest represented by all Certificates of the Class to which this Certificate belongs in a Trust consisting primarily of the Mortgage Loans deposited by Lehman ABS Corporation (the “Depositor”). The Trust was created pursuant to a Pooling and Servicing Agreement dated as of the Cut-Off Date specified above (the “Agreement”) among the Depositor, [Seller/Servicer], as seller and servicer (in such capacities, the “Seller” and the “Servicer”), and [Trustee], as trustee (the “Trustee”). To the extent not defined herein, the capitalized terms used herein have the meanings assigned in the Agreement. This Certificate is issued under and is subject to the terms, provisions and conditions of the Agreement, to which Agreement the Holder of this Certificate by virtue of the acceptance hereof assents and by which such Holder is bound.

No distributions are expected to be made on this Certificate and any distribution of the proceeds of any remaining assets of the Trust will be made only upon presentment and surrender of this Certificate at the Corporate Trust Office or the office or agency maintained by the Trustee in New York, New York.

No transfer of a Certificate of this Class shall be made unless such transfer is made pursuant to an effective registration statement under the Securities Act and any applicable state securities laws or is exempt from the registration requirements under said Act and such laws. In the event that a transfer is to be made in reliance upon an exemption from the Securities Act and such laws, in order to assure compliance with the Securities Act and such laws, the Certificateholder desiring to effect such transfer and such Certificateholder’s prospective transferee shall each certify to the Trustee in writing the facts surrounding the transfer. The Trustee or the Depositor may also require the delivery (except in the case of a transfer pursuant to Rule 144A of the Securities Act) to the Trustee of an Opinion of Counsel that such transfer may be made pursuant to an exemption from the Securities Act and such state securities laws, which Opinion of Counsel shall not be obtained at the expense of the Trustee, the Seller or the Depositor. The Holder hereof desiring to effect such transfer shall, and does hereby agree to, indemnify the Trustee and the Depositor against any liability that may result if the transfer is not so exempt or is not made in accordance with such federal and state laws.

No transfer of a Certificate of this Class shall be made unless the Trustee shall have received either (i) a representation letter from the transferee of such Certificate, acceptable to and in form and substance satisfactory to the Trustee, to the effect that such transferee is not an employee benefit plan subject to Section 406 of ERISA or Section 4975 of the Code, nor a person acting on behalf of any such plan, which representation letter shall not be an expense of the Trustee, or (ii) in the case of any such Class R Certificate presented for registration in the name of an employee benefit plan subject to ERISA, or Section 4975 of the Code (or comparable provisions of any subsequent enactments), or a trustee of any such plan or any other person acting on behalf of any such plan, an Opinion of Counsel satisfactory to the Trustee to the effect that the purchase or holding of such Certificate will not result in the assets of the Trust being deemed to be “plan assets” and subject to the prohibited transaction provisions of ERISA and the Code and will not subject the Trustee to any obligation in addition to those undertaken in this Agreement, which Opinion of Counsel shall not be an expense of the Trustee or the Depositor. Notwithstanding anything else to the contrary herein, any purported transfer of a Certificate of this Class to or on behalf of an employee benefit plan subject to ERISA or to the Code without the opinion of counsel satisfactory to the Trustee as described above shall be void and of no effect.

Each Holder of this Certificate will be deemed to have agreed to be bound by the restrictions of the Agreement, including but not limited to the restrictions that (i) each person holding or acquiring any Ownership Interest in this Certificate must be a Permitted Transferee, (ii) no Ownership Interest in this Certificate may be transferred without delivery to the Trustee of (a) a transfer affidavit of the proposed transferee and (b) a transfer certificate of the transferor, each of such documents to be in the form described in the Agreement, (iii) each person holding or acquiring any Ownership Interest in this Certificate must agree to require a transfer affidavit and to deliver a transfer certificate to the Trustee as required pursuant to the Agreement, (iv) each person holding or acquiring an Ownership Interest in this Certificate must agree not to transfer an Ownership Interest in this Certificate if it has actual knowledge that the proposed transferee is not a Permitted Transferee and (v) any attempted or purported transfer of any Ownership Interest in this Certificate in violation of such restrictions will be absolutely null and void and will vest no rights in the purported transferee.

Reference is hereby made to the further provisions of this Certificate set forth on the reverse hereof, which further provisions shall for all purposes have the same effect as if set forth at this place.

This Certificate shall not be entitled to any benefit under the Agreement or be valid for any purpose unless manually countersigned by an authorized officer of the Trustee.

*         *         *

IN WITNESS WHEREOF, the Trustee has caused this Certificate to be duly executed.

Dated:  [_________] ___, 200[__]

[TRUSTEE], not in its individual capacity, but solely as Trustee

By:_______________________________

This is one of the Class R Certificates

referenced in the within-mentioned Agreement

By:________________________________

Authorized Signatory of

[TRUSTEE], not in its individual capacity, but solely as Trustee

[TRUST]

Home Equity Loan Asset-Backed Certificates,

Series 200[__]-[__]

This Certificate is one of a duly authorized issue of Certificates designated as [Trust], Home Equity Loan Asset-Backed Certificates, Series 200[__]-[__] (herein collectively called the “Certificates”), and representing a beneficial ownership interest in the Trust created by the Agreement.

The Certificateholder, by its acceptance of this Certificate, agrees that it will look solely to the funds on deposit in the Distribution Account for payment hereunder and that the Trustee is not liable to the Certificateholders for any amount payable under this Certificate or the Agreement or, except as expressly provided in the Agreement, subject to any liability under the Agreement.

This Certificate does not purport to summarize the Agreement and reference is made to the Agreement for the interests, rights and limitations of rights, benefits, obligations and duties evidenced thereby, and the rights, duties and immunities of the Trustee.

Pursuant to the terms of the Agreement, a distribution will be made on the 15th day of each month or, if such 15th day is not a Business Day, then the first Business Day following such Distribution Date (the “Distribution Date”), commencing on the first Distribution Date specified on the face hereof, to the Person in whose name this Certificate is registered at the close of business on the applicable Record Date in an amount equal to the product of the Percentage Interest evidenced by this Certificate and the amount required to be distributed to Holders of Certificates of the Class to which this Certificate belongs on such Distribution Date pursuant to the Agreement. The Record Date applicable to each Distribution Date is the last Business Day of the month preceding the month of such Distribution Date.

Distributions on this Certificate shall be made by check or money order mailed to the address of the person entitled thereto as it appears on the Certificate Register or, upon the request of a Certificateholder, by wire transfer or otherwise, as set forth in the Agreement. The final distribution on each Certificate will be made in like manner, but only upon presentment and surrender of such Certificate at the office or agency of the Trustee specified in the notice to Certificateholders of such final distribution.

The Agreement permits, with certain exceptions therein provided, the amendment thereof and the modification of the rights and obligations of the Trustee and the rights of the Certificateholders under the Agreement at any time by the Depositor and the Trustee with the consent of the Certificate Insurer and of Holders of the requisite percentage of the Percentage Interests of each Class of Certificates affected by such amendment, as specified in the Agreement. Any such consent by the Holder of this Certificate shall be conclusive and binding on such Holder and upon all future Holders of this Certificate and of any Certificate issued upon the transfer hereof or in exchange therefor or in lieu hereof whether or not notation of such consent is made upon this Certificate. The Agreement also permits the amendment thereof, in certain limited circumstances, without the consent of the Holders of any of the Certificates.

As provided in the Agreement and subject to certain limitations therein set forth, the transfer of this Certificate is registrable in the Certificate Register of the Trustee upon surrender of this Certificate for registration of transfer at the office or agency maintained by the Trustee in New York, New York, accompanied by a written instrument of transfer in form satisfactory to the Trustee and the Certificate Registrar duly executed by the holder hereof or such holder’s attorney duly authorized in writing, and thereupon one or more new Certificates of the same Class in authorized denominations and evidencing the same aggregate Percentage Interest in the Trust will be issued to the designated transferee or transferees.

The Certificates are issuable only as registered Certificates without coupons in denominations specified in the Agreement. As provided in the Agreement and subject to certain limitations therein set forth, Certificates are exchangeable for new Certificates of the same Class in authorized denominations and evidencing the same aggregate Percentage Interest, as requested by the Holder surrendering the same.

No service charge will be made for any such registration of transfer or exchange, but the Trustee may require payment of a sum sufficient to cover any tax or other governmental charge payable in connection therewith.

The Depositor, the Seller and the Trustee and any agent of the Depositor or the Trustee may treat the Person in whose name this Certificate is registered as the owner hereof for all purposes, and neither the Depositor, the Trustee nor any such agent shall be affected by any notice to the contrary.

On any Distribution Date on which the Pool Balance is less than 10% of the greater of the aggregate Principal Balance of the Mortgage Loans as of the Cut-Off Date, the Servicer will have the option to repurchase, in whole, from the Trust the Mortgage Loans at a purchase price determined as provided in the Agreement. If the Servicer does not exercise this option to repurchase on Optional Termination Date, then on the next Distribution Date, the Trustee will begin an auction process to sell the Mortgage Loans. In the event that no such optional termination occurs, the obligations and responsibilities created by the Agreement will terminate upon the later of (A) payment in full of all amounts owing to the Certificate Insurer and (B) the earliest of (i) the day following the Distribution Date on which the Class A Principal Balance has been reduced to zero, (ii) the final payment or other liquidation of the last Mortgage Loan in the Trust or the disposition of all property acquired upon foreclosure or deed in lieu of foreclosure of any Mortgage Loan and (iii) the Distribution Date in [________] 20[___]. In no event, however, will the trust created by the Agreement continue beyond the expiration of 21 years from the death of the last survivor of the descendants living at the date of the Agreement of a certain person named in the Agreement.

Capitalized terms used herein that are defined in the Agreement shall have the meanings ascribed to them in the Agreement, and nothing herein shall be deemed inconsistent with that meaning.

ASSIGNMENT

FOR VALUE RECEIVED, the undersigned hereby sell(s), assign(s) and transfer(s) unto

______________________________________________________________________________

______________________________________________________________________________

______________________________________________________________________________

______________________________________________________________________________

(Please print or typewrite name and address including postal zip code of assignee)

the Percentage Interest evidenced by the within Certificate and hereby authorizes the transfer of registration of such Percentage Interest to assignee on the Certificate Register of the Trust.

I (We) further direct the Trustee to issue a new Certificate of a like denomination and Class, to the above named assignee and deliver such Certificate to the following address:

Dated:

__________________________________________

Signature by or on behalf of assignor

DISTRIBUTION INSTRUCTIONS

The assignee should include the following for purposes of distribution:

Distributions shall be made, by wire transfer or otherwise, in immediately available funds to ___________________________________________________________________________,

_____________________________________________________________________________,

_____________________________________________________________________________,

for the account of ______________________________________________________________,

account number _________________, or, if mailed by check, to _________________________,

___________________________________________, Applicable statements should be mailed to

_____________________________________________________________________________,

_____________________________________________________________________________,

This information is provided by ___________________________________________________,

the assignee named above, or

_____________________________________________________,

as its agent.

EXHIBIT B-2

SOLELY FOR U.S. FEDERAL INCOME TAX PURPOSES, THIS CERTIFICATE IS A “RESIDUAL INTEREST” IN A “REAL ESTATE MORTGAGE INVESTMENT CONDUIT,” AS THOSE TERMS ARE DEFINED, RESPECTIVELY, IN SECTIONS 860G AND 860D OF THE INTERNAL REVENUE CODE OF 1986, AS AMENDED (THE “CODE”).

THIS CERTIFICATE REPRESENTS THE “TAX MATTERS PERSON RESIDUAL INTEREST” ISSUED UNDER THE AGREEMENT REFERRED TO BELOW AND MAY NOT BE TRANSFERRED TO ANY PERSON EXCEPT IN CONNECTION WITH THE ASSUMPTION BY THE TRANSFEREE OF CERTAIN DUTIES SPECIFIED IN THE AGREEMENT.

THIS CERTIFICATE HAS NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE “ACT”). ANY RESALE OR TRANSFER OF THIS CERTIFICATE WITHOUT REGISTRATION THEREOF UNDER THE ACT MAY ONLY BE MADE IN A TRANSACTION EXEMPTED FROM THE REGISTRATION REQUIREMENTS OF THE ACT AND IN ACCORDANCE WITH THE PROVISIONS OF THE AGREEMENT REFERRED TO HEREIN.

THIS CLASS R CERTIFICATE HAS NO PRINCIPAL BALANCE, DOES NOT BEAR INTEREST AND WILL NOT RECEIVE ANY DISTRIBUTIONS EXCEPT AS PROVIDED HEREIN.

NEITHER THIS CERTIFICATE NOR ANY INTEREST HEREIN MAY BE TRANSFERRED UNLESS THE PROPOSED TRANSFEREE DELIVERS TO THE TRUSTEE A TRANSFER AFFIDAVIT IN ACCORDANCE WITH THE PROVISIONS OF THE AGREEMENT REFERRED TO HEREIN.

NEITHER THIS CERTIFICATE NOR ANY INTEREST HEREIN MAY BE TRANSFERRED UNLESS THE TRANSFEREE DELIVERS TO THE TRUSTEE EITHER A REPRESENTATION LETTER TO THE EFFECT THAT SUCH TRANSFEREE IS NOT AN EMPLOYEE BENEFIT PLAN SUBJECT TO THE EMPLOYEE RETIREMENT INCOME SECURITY ACT OF 1974, AS AMENDED, OR A PLAN SUBJECT TO SECTION 4975 OF THE CODE, OR AN OPINION OF COUNSEL IN ACCORDANCE WITH THE PROVISIONS OF THE AGREEMENT REFERRED TO HEREIN. NOTWITHSTANDING ANYTHING ELSE TO THE CONTRARY HEREIN, ANY PURPORTED TRANSFER OF THIS CERTIFICATE TO OR ON BEHALF OF AN EMPLOYEE BENEFIT PLAN SUBJECT TO ERISA OR TO THE CODE WITHOUT THE OPINION OF COUNSEL SATISFACTORY TO THE TRUSTEE AS DESCRIBED ABOVE SHALL BE VOID AND OF NO EFFECT.

Certificate No.

:

R-2

Percentage Interest evidenced by

This Certificate

:

0.000001%

Cut-Off Date

:

[________] [___], 200[__]

First Distribution Date

:

[________] [___], 200[__]

CUSIP

:

[TRUST]

Home Equity Loan Asset-Backed Certificates, Series 200[__]-[__]

Class R

evidencing a percentage interest in the distributions allocable to the Certificates of the above-referenced Class with respect to a Trust consisting primarily of pool of closed-end fixed rate and adjustable rate home equity loans (the “Mortgage Loans”)

LEHMAN ABS CORPORATION, as Depositor

This Certificate does not evidence an obligation of, or an interest in, and is not guaranteed by the Depositor, the Seller or the Trustee referred to below or any of their respective affiliates. Neither this Certificate nor the Mortgage Loans are guaranteed or insured by any governmental agency or instrumentality.

This certifies that [Trustee] is the registered owner of the Percentage Interest evidenced by this Certificate specified above in the interest represented by all Certificates of the Class to which this Certificate belongs in a Trust consisting primarily of the Mortgage Loans deposited by Lehman ABS Corporation (the “Depositor”). The Trust was created pursuant to a Pooling and Servicing Agreement dated as of the Cut-Off Date specified above (the “Agreement”) among the Depositor, [Seller/Servicer], as seller and servicer (in such capacities, the “Seller” and the “Servicer”), and [Trustee], as trustee (the “Trustee”). To the extent not defined herein, the capitalized terms used herein have the meanings assigned in the Agreement. This Certificate is issued under and is subject to the terms, provisions and conditions of the Agreement, to which Agreement the Holder of this Certificate by virtue of the acceptance hereof assents and by which such Holder is bound.

No distributions are expected to be made on this Certificate and any distribution of the proceeds of any remaining assets of the Trust will be made only upon presentment and surrender of this Certificate at the Corporate Trust Office or the office or agency maintained by the Trustee in New York, New York.

No transfer of a Certificate of this Class shall be made unless such transfer is made pursuant to an effective registration statement under the Securities Act and any applicable state securities laws or is exempt from the registration requirements under said Act and such laws. In the event that a transfer is to be made in reliance upon an exemption from the Securities Act and such laws, in order to assure compliance with the Securities Act and such laws, the Certificateholder desiring to effect such transfer and such Certificateholder’s prospective transferee shall each certify to the Trustee in writing the facts surrounding the transfer. The Trustee or the Depositor may also require the delivery (except in the case of a transfer pursuant to Rule 144A of the Securities Act) to the Trustee of an Opinion of Counsel that such transfer may be made pursuant to an exemption from the Securities Act and such state securities laws, which Opinion of Counsel shall not be obtained at the expense of the Trustee, the Seller or the Depositor. The Holder hereof desiring to effect such transfer shall, and does hereby agree to, indemnify the Trustee and the Depositor against any liability that may result if the transfer is not so exempt or is not made in accordance with such federal and state laws.

No transfer of a Certificate of this Class shall be made unless the Trustee shall have received either (i) a representation letter from the transferee of such Certificate, acceptable to and in form and substance satisfactory to the Trustee, to the effect that such transferee is not an employee benefit plan subject to Section 406 of ERISA or Section 4975 of the Code, nor a person acting on behalf of any such plan, which representation letter shall not be an expense of the Trustee, or (ii) in the case of any such Class R Certificate presented for registration in the name of an employee benefit plan subject to ERISA, or Section 4975 of the Code (or comparable provisions of any subsequent enactments), or a trustee of any such plan or any other person acting on behalf of any such plan, an Opinion of Counsel satisfactory to the Trustee to the effect that the purchase or holding of such Certificate will not result in the assets of the Trust being deemed to be “plan assets” and subject to the prohibited transaction provisions of ERISA and the Code and will not subject the Trustee to any obligation in addition to those undertaken in this Agreement, which Opinion of Counsel shall not be an expense of the Trustee or the Depositor. Notwithstanding anything else to the contrary herein, any purported transfer of a Certificate of this Class to or on behalf of an employee benefit plan subject to ERISA or to the Code without the opinion of counsel satisfactory to the Trustee as described above shall be void and of no effect.

Each Holder of this Certificate will be deemed to have agreed to be bound by the restrictions of the Agreement, including but not limited to the restrictions that (i) each person holding or acquiring any Ownership Interest in this Certificate must be a Permitted Transferee, (ii) no Ownership Interest in this Certificate may be transferred without delivery to the Trustee of (a) a transfer affidavit of the proposed transferee and (b) a transfer certificate of the transferor, each of such documents to be in the form described in the Agreement, (iii) each person holding or acquiring any Ownership Interest in this Certificate must agree to require a transfer affidavit and to deliver a transfer certificate to the Trustee as required pursuant to the Agreement, (iv) each person holding or acquiring an Ownership Interest in this Certificate must agree not to transfer an Ownership Interest in this Certificate if it has actual knowledge that the proposed transferee is not a Permitted Transferee and (v) any attempted or purported transfer of any Ownership Interest in this Certificate in violation of such restrictions will be absolutely null and void and will vest no rights in the purported transferee.

Reference is hereby made to the further provisions of this Certificate set forth on the reverse hereof, which further provisions shall for all purposes have the same effect as if set forth at this place.

This Certificate shall not be entitled to any benefit under the Agreement or be valid for any purpose unless manually countersigned by an authorized officer of the Trustee.

*         *         *

IN WITNESS WHEREOF, the Trustee has caused this Certificate to be duly executed.

Dated:  [_________] ___, 200[__]

[TRUSTEE], not in its individual capacity, but solely as Trustee

By:_______________________________

This is one of the Class R Certificates

referenced in the within-mentioned Agreement

By:________________________________

Authorized Signatory of

[TRUSTEE], not in its individual capacity, but solely as Trustee

[TRUST]

Home Equity Loan Asset-Backed Certificates,

Series 200[__]-[__]

This Certificate is one of a duly authorized issue of Certificates designated as [Trust], Home Equity Loan Asset-Backed Certificates, Series 200[__]-[__] (herein collectively called the “Certificates”), and representing a beneficial ownership interest in the Trust created by the Agreement.

The Certificateholder, by its acceptance of this Certificate, agrees that it will look solely to the funds on deposit in the Distribution Account for payment hereunder and that the Trustee is not liable to the Certificateholders for any amount payable under this Certificate or the Agreement or, except as expressly provided in the Agreement, subject to any liability under the Agreement.

This Certificate does not purport to summarize the Agreement and reference is made to the Agreement for the interests, rights and limitations of rights, benefits, obligations and duties evidenced thereby, and the rights, duties and immunities of the Trustee.

Pursuant to the terms of the Agreement, a distribution will be made on the 15th day of each month or, if such 15th day is not a Business Day, then the first Business Day following such Distribution Date (the “Distribution Date”), commencing on the first Distribution Date specified on the face hereof, to the Person in whose name this Certificate is registered at the close of business on the applicable Record Date in an amount equal to the product of the Percentage Interest evidenced by this Certificate and the amount required to be distributed to Holders of Certificates of the Class to which this Certificate belongs on such Distribution Date pursuant to the Agreement. The Record Date applicable to each Distribution Date is the last Business Day of the month preceding the month of such Distribution Date.

Distributions on this Certificate shall be made by check or money order mailed to the address of the person entitled thereto as it appears on the Certificate Register or, upon the request of a Certificateholder, by wire transfer or otherwise, as set forth in the Agreement. The final distribution on each Certificate will be made in like manner, but only upon presentment and surrender of such Certificate at the office or agency of the Trustee specified in the notice to Certificateholders of such final distribution.

The Agreement permits, with certain exceptions therein provided, the amendment thereof and the modification of the rights and obligations of the Trustee and the rights of the Certificateholders under the Agreement at any time by the Depositor and the Trustee with the consent of the Certificate Insurer and of Holders of the requisite percentage of the Percentage Interests of each Class of Certificates affected by such amendment, as specified in the Agreement. Any such consent by the Holder of this Certificate shall be conclusive and binding on such Holder and upon all future Holders of this Certificate and of any Certificate issued upon the transfer hereof or in exchange therefor or in lieu hereof whether or not notation of such consent is made upon this Certificate. The Agreement also permits the amendment thereof, in certain limited circumstances, without the consent of the Holders of any of the Certificates.

As provided in the Agreement and subject to certain limitations therein set forth, the transfer of this Certificate is registrable in the Certificate Register of the Trustee upon surrender of this Certificate for registration of transfer at the office or agency maintained by the Trustee in New York, New York, accompanied by a written instrument of transfer in form satisfactory to the Trustee and the Certificate Registrar duly executed by the holder hereof or such holder’s attorney duly authorized in writing, and thereupon one or more new Certificates of the same Class in authorized denominations and evidencing the same aggregate Percentage Interest in the Trust will be issued to the designated transferee or transferees.

The Certificates are issuable only as registered Certificates without coupons in denominations specified in the Agreement. As provided in the Agreement and subject to certain limitations therein set forth, Certificates are exchangeable for new Certificates of the same Class in authorized denominations and evidencing the same aggregate Percentage Interest, as requested by the Holder surrendering the same.

No service charge will be made for any such registration of transfer or exchange, but the Trustee may require payment of a sum sufficient to cover any tax or other governmental charge payable in connection therewith.

The Depositor, the Seller and the Trustee and any agent of the Depositor or the Trustee may treat the Person in whose name this Certificate is registered as the owner hereof for all purposes, and neither the Depositor, the Trustee nor any such agent shall be affected by any notice to the contrary.

On any Distribution Date on which the Pool Balance is less than 10% of the greater of the aggregate Principal Balance of the Mortgage Loans as of the Cut-Off Date, the Servicer will have the option to repurchase, in whole, from the Trust the Mortgage Loans at a purchase price determined as provided in the Agreement. If the Servicer does not exercise this option to repurchase on Optional Termination Date, then on the next Distribution Date, the Trustee will begin an auction process to sell the Mortgage Loans. In the event that no such optional termination occurs, the obligations and responsibilities created by the Agreement will terminate upon the later of (A) payment in full of all amounts owing to the Certificate Insurer and (B) the earliest of (i) the day following the Distribution Date on which the Class A Principal Balance has been reduced to zero, (ii) the final payment or other liquidation of the last Mortgage Loan in the Trust or the disposition of all property acquired upon foreclosure or deed in lieu of foreclosure of any Mortgage Loan and (iii) the Distribution Date in [________] 20[___]. In no event, however, will the trust created by the Agreement continue beyond the expiration of 21 years from the death of the last survivor of the descendants living at the date of the Agreement of a certain person named in the Agreement.

Capitalized terms used herein that are defined in the Agreement shall have the meanings ascribed to them in the Agreement, and nothing herein shall be deemed inconsistent with that meaning.

ASSIGNMENT

FOR VALUE RECEIVED, the undersigned hereby sell(s), assign(s) and transfer(s) unto

______________________________________________________________________________

______________________________________________________________________________

______________________________________________________________________________

______________________________________________________________________________

(Please print or typewrite name and address including postal zip code of assignee)

the Percentage Interest evidenced by the within Certificate and hereby authorizes the transfer of registration of such Percentage Interest to assignee on the Certificate Register of the Trust.

I (We) further direct the Trustee to issue a new Certificate of a like denomination and Class, to the above named assignee and deliver such Certificate to the following address:

Dated:

__________________________________________

Signature by or on behalf of assignor

DISTRIBUTION INSTRUCTIONS

The assignee should include the following for purposes of distribution:

Distributions shall be made, by wire transfer or otherwise, in immediately available funds to ___________________________________________________________________________,

_____________________________________________________________________________,

_____________________________________________________________________________.

for the account of ______________________________________________________________,

account number _________________, or, if mailed by check, to _________________________,

___________________________________________, Applicable statements should be mailed to

_____________________________________________________________________________,

_____________________________________________________________________________,

This information is provided by ___________________________________________________,

the assignee named above, or

_____________________________________________________,

as its agent.

EXHIBIT C

MORTGAGE LOAN SCHEDULE

On file with [Seller/Servicer]

EXHIBIT D

MONTHLY INFORMATION DELIVERED TO TRUSTEE

a.

The Available Funds for each Group and the related Class’ Certificate Rate for the related Distribution Date;

b.

The Class A Principal Balance or the related Notional Balance of each Class of Class A and Class A-IO Certificates, respectively, the Aggregate Principal Balance of the Mortgage Loans in each Group as reported in the prior Trustee’s Remittance Report or, in the case of the first Determination Date, the Class Principal Balance of each Class of Class A Certificates and the Class A-1 Cut-Off Date Principal Balance and Class A-2 Cut-Off Date Principal Balance;

c.

The aggregate amount of collections received on the Mortgage Loans in each Group on or prior to such Determination Date in respect of the preceding Due Period, separately stating the amounts received in respect of principal and interest for each Group;

d.

The number and Principal Balances of all Mortgage Loans in each Group that were the subject of Principal Prepayments during the related Due Period;

e.

The amount of all Curtailments for each Group that were received during the Due Period;

f.

The principal portion of all Monthly Payments for each Group received during the Due Period;

g.

The interest portion of all Monthly Payments for each Group received on the related Mortgage Loans during the Due Period;

h.

The amount required to be paid by the Seller (reported separately) pursuant to Section 2.02, 2.04 or 2.06;

i.

The amount of the Monthly Advances and the Compensating Interest payment to be made with respect to such Distribution Date and each Group;

j.

The Class A-1 Principal Distribution Amount and Class A-2 Principal Distribution Amount for the related Distribution Date, the portion thereof to be distributed on each Class of Class A Certificates then entitled to distributions of principal and the related Class Interest Distribution for the related Distribution Date and each Class of Class A and Class A-IO Certificates;

k.

The amount, if any, of the outstanding Class Interest Carryover Shortfall for each Class of Class A and Class A-IO Certificates after giving effect to the distributions on the related Distribution Date;

l.

The amount to be distributed to the Certificateholders of each Class of Class A and Class A-IO Certificates for the related Distribution Date;

m.

The Principal Balance of each class of Class A Certificates after giving effect to the distributions to be made on the related Distribution Date;

n.

The weighted average remaining term to maturity of the Mortgage Loans in each Group and the weighted average Loan Rate of each Group;

o.

The Servicing Fee to be paid to the Servicer with respect to each Group;

p.

The amount of all payments or reimbursements to the Servicer with respect to each Group pursuant to Section 3.03;

q.

The number of Mortgage Loans in each Group outstanding at the beginning and at the end of the related Due Period;

r.

The Aggregate Principal Balance for each Group as of the end of the Due Period related to such Distribution Date;

s.

The number and aggregate Principal Balances of Mortgage Loans in each Group (w) as to which the Monthly Payment is delinquent for 30-59 days, 60-89 days and 90 or more days, respectively, (x) that have become REO Properties, in each case as of the end of the preceding Due Period, (y) that are in foreclosure and (z) the Mortgagor of which is the subject of any bankruptcy or insolvency proceeding;

t.

The unpaid principal amount of all Mortgage Loans in each Group that became Liquidated Mortgage Loans during such Due Period;

u.

The Net Liquidation Proceeds received during such Due Period;

v.

The book value (within the meaning of 12 C.F.R. § 571.13 or comparable provision) of any real estate acquired through foreclosure or grant of a deed in lieu of foreclosure;

w.

Whether a Servicer Termination Delinquency Event or a Servicer Termination Loss Event has occurred; and

x.

Such other information as is required by the Code and regulations thereunder to be made available to Holders of the Regular Certificates

EXHIBIT E

[Reserved]

EXHIBIT F

[Reserved]

EXHIBIT G

AFFIDAVIT OF TRANSFER OF RESIDUAL CERTIFICATES

PURSUANT TO SECTION 6.02(d)

[TRUST]

Home Equity Loan Asset-Backed Certificates,

Series 200[__]-[__]

STATE OF

)

) ss.:

COUNTY OF

)

The undersigned, being first duly sworn, deposes and says as follows:

I.

The undersigned is an officer of _____________, the proposed Transferee of an Ownership Interest in a Class R Certificate (the “Certificate”) issued pursuant to the Pooling Agreement (the “Agreement”), relating to the above-referenced Series, by and among Lehman ABS Corporation, as depositor (the “Depositor”), [Seller/Servicer], as seller and servicer (in such capacities, the “Seller” and the “Servicer”) and [Trustee], as Trustee. Capitalized terms used, but not defined herein or in Exhibit 1 hereto, shall have the meanings ascribed to such terms in the Agreement. The Transferee has authorized the undersigned to make this affidavit on behalf of the Transferee.

II.

The Transferee is, as of the date hereof, and will be, as of the date of the Transfer, a Permitted Transferee. The Transferee is acquiring its Ownership Interest in the Certificate for its own account. The Transferee has no knowledge that any such affidavit is false.

III.

The Transferee has been advised of, and understands that (i) a tax will be imposed on Transfers of the Certificate to Persons that are not Permitted Transferees; (ii) such tax will be imposed on the transferor, or, if such Transfer is through an agent (which includes a broker, nominee or middleman) for a Person that is not a Permitted Transferee, on the agent; and (iii) the Person otherwise liable for the tax shall be relieved of liability for the tax if the subsequent Transferee furnished to such Person an affidavit that such subsequent Transferee is a Permitted Transferee and, at the time of Transfer, such Person does not have actual knowledge that the affidavit is false.

IV.

The Transferee has been advised of, and understands that a tax will be imposed on a “pass-through entity” holding the Certificate if at any time during the taxable year of the pass-through entity a Person that is not a Permitted Transferee is the record holder of an interest in such entity. The Transferee understands that such tax will not be imposed for any period with respect to which the record holder furnishes to the pass-through entity an affidavit that such record holder is a Permitted Transferee and the pass-through entity does not have actual knowledge that such affidavit is false. (For this purpose, a “pass-through entity” includes a regulated investment company, a real estate investment trust or common trust fund, a partnership, trust or estate, and certain cooperatives and, except as may be provided in Treasury Regulations, persons holding interests in pass-through entities as a nominee for another Person.)

V.

The Transferee has reviewed the provisions of Section 6.02(d) of the Agreement (attached hereto as Exhibit 2 and incorporated herein by reference) and understands the legal consequences of the acquisition of an Ownership Interest in the Certificate including, without limitation, the restrictions on subsequent Transfers and the provisions regarding voiding the Transfer and mandatory sales. The Transferee expressly agrees to be bound by and to abide by the provisions of Section 6.02(d) of the Agreement and the restrictions noted on the face of the Certificate. The Transferee understands and agrees that any breach of any of the representations included herein shall render the Transfer to the Transferee contemplated hereby null and void.

VI.

The Transferee agrees to require a Transfer Affidavit from any Person to whom the Transferee attempts to Transfer its Ownership Interest in the Certificate, and in connection with any Transfer by a Person for whom the Transferee is acting as nominee, trustee or agent, and the Transferee will not Transfer its Ownership Interest or cause any Ownership Interest to be Transferred to any Person that the Transferee knows is not a Permitted Transferee. In connection with any such Transfer by the Transferee, the Transferee agrees to deliver to the Trustee a certificate substantially in the form set forth as Exhibit H to the Agreement (a “Transferor Certificate”) to the effect that such Transferee has no actual knowledge that the Person to which the Transfer is to be made is not a Permitted Transferee.

VII.

The Transferee does not have the intention to impede the assessment or collection of any tax legally required to be paid with respect to the Certificate.

VIII.

The Transferee’s taxpayer identification number is [_____________].

IX.

The Transferee is a U.S. Person as defined in Code Section 7701(a)(30).

X.

The Transferee is aware that the Certificate may be a “noneconomic residual interest” within the meaning of proposed Treasury regulations promulgated pursuant to the Code and that the transferor of a noneconomic residual interest will remain liable for any taxes due with respect to the income on such residual interest, unless no significant purpose of the transfer was to impede the assessment or collection of tax.

XI.

The Transferee is not an employee benefit plan that is subject to ERISA or a plan that is subject to Section 4975 of the Code, nor are we acting on behalf of such a plan.

*         *         *

IN WITNESS WHEREOF, the Transferee has caused this instrument to be executed on its behalf, pursuant to authority of its Board of Directors, by its duly authorized officer and its corporate seal to be hereunto affixed, duly attested, this ___ day of __________, 20_.

[NAME OF TRANSFEREE]

By:

_________________________

Name:

Title:

[Corporate Seal]

ATTEST:

__________________________

[Assistant] Secretary

Personally appeared before me the above-named                        , known or proved to me to be the same person who executed the foregoing instrument and to be the                               of the Transferee, and acknowledged that he executed the same as his free act and deed and the free act and deed of the Transferee.

Subscribed and sworn before me this ___ day of __________, 20_.

_____________________________

NOTARY PUBLIC

My Commission expires the

___ day of ______________, 20__.

EXHIBIT 1 to EXHIBIT G

Certain Definitions

“Ownership Interest”: As to any Certificate, any ownership interest in such Certificate, including any interest in such Certificate as the Holder thereof and any other interest therein, whether direct or indirect, legal or beneficial.

“Permitted Transferee”: Any Person other than (i) the United States, any State or political subdivision thereof, or any agency or instrumentality of any of the foregoing, (ii) a foreign government, International Organization or any agency or instrumentality of either of the foregoing, (iii) an organization (except certain farmers’ cooperatives described in Code Section 521) which is exempt from tax imposed by Chapter 1 of the Code (including the tax imposed by Code Section 511 on unrelated business taxable income) on any excess inclusions (as defined in Code Section 860E(c)(1)) with respect to any Residual Certificate, (iv) rural electric and telephone cooperatives described in Code Section 1381(a)(2)(c), (v) a Person that is not a citizen or resident of the United States, a corporation, partnership, or other entity created or organized in or under the laws of the United States or any political subdivision thereof, or an estate or trust whose income from sources without the United States is includible in gross income for United States federal income tax purposes regardless of its connection with the conduct of a trade or business within the United States, and (vi) any other Person so designated by the Trustee based upon an Opinion of Counsel that the Transfer of an Ownership Interest in a Residual Certificate to such Person may cause the Trust Fund to fail to qualify as a REMIC at any time that certain Certificates are Outstanding. The terms “United States,” “State” and “International Organization” shall have the meanings set forth in Code Section 7701 or successor provisions. A corporation will not be treated as an instrumentality of the United States or of any State or political subdivision thereof if all of its activities are subject to tax, and, with the exception of the Freddie Mac, a majority of its board of directors is not selected by such governmental unit.

“Person”: Any individual, corporation, partnership, joint venture, bank, joint stock company, trust (including any beneficiary thereof), unincorporated organization or government or any agency or political subdivision thereof.

“Transfer”: Any direct or indirect transfer or sale of any Ownership Interest in a Certificate, including the acquisition of a Certificate by the Depositor.

“Transferee”: Any Person who is acquiring by Transfer any Ownership Interest in a Certificate.

EXHIBIT 2 to EXHIBIT G

Section 6.02(d) of the Agreement

(d)

No transfer, sale, pledge or other disposition of any Class R Certificate shall be made unless such disposition is exempt from the registration requirements of the Securities Act of 1933, as amended, and any applicable state securities laws or is made in accordance with said Act and laws. In the event of any such transfer, other than the transfer of the Tax Matters Person Residual Interest to the Trustee (i) unless such transfer is made in reliance upon Rule 144A under the 1933 Act, the Trustee and the Depositor shall require a written Opinion of Counsel (which may be in-house counsel) acceptable to and in form and substance reasonably satisfactory to the Trustee and the Depositor that such transfer may be made pursuant to an exemption, describing the applicable exemption and the basis therefor, from said Act and laws or is being made pursuant to said Act and laws, which Opinion of Counsel shall not be an expense of the Trustee or the Depositor and (ii) the Trustee shall require the transferor to execute a transferor certificate (in substantially the form attached as Exhibit K to the Pooling and Servicing Agreement) and the transferee to execute an investment letter (in substantially the form attached hereto as Exhibit J to the Pooling and Servicing Agreement) acceptable to and in form and substance reasonably satisfactory to the Depositor and the Trustee certifying to the Depositor and the Trustee the facts surrounding such transfer, which investment letter shall not be an expense of the Trustee or the Depositor. The Holder of a Class R Certificate desiring to effect such transfer shall, and does hereby agree to, indemnify the Trustee and the Depositor against any liability that may result if the transfer is not so exempt or is not made in accordance with such federal and state laws.

No transfer of a Class R Certificate shall be made unless the Trustee shall have received either (i) a representation letter from the transferee of such Certificate, acceptable to and in form and substance satisfactory to the Trustee and the Depositor, to the effect that such transferee is not an employee benefit plan subject to Section 406 of ERISA, nor a person acting on behalf of any such plan, which representation letter shall not be an expense of the Trustee or the Depositor, or (ii) in the case of a Class R Certificate presented for registration in the name of an employee benefit plan subject to ERISA, and Section 4975 of the Code (or comparable provisions of any subsequent enactments), or a trustee of any such plan, an Opinion of Counsel satisfactory to the Trustee and the Depositor to the effect that the purchase or holding of such Certificate will not result in the assets of the Trust being deemed to be “plan assets” and subject to the prohibited transaction provisions of ERISA and the Code and will not subject the Trustee or the Depositor to any obligation in addition to those undertaken in this Agreement, which opinion of counsel shall not be an expense of the Trustee or the Depositor. Notwithstanding anything else to the contrary herein, in the event any purported transfer of any Class R Certificate is made without delivery of the representation letter referred to above, such representation shall be deemed to have been made by the Transferee by its acceptance of such Certificate. In addition, any purported transfer of a Class R Certificate to or on behalf of an employee benefit plan subject to ERISA or to the Code without the delivery to the Trustee of an Opinion of Counsel satisfactory to the Trustee as described above shall be void and of no effect.

Each Person who has or who acquires any Ownership Interest in a Class R Certificate shall be deemed by the acceptance or acquisition of such Ownership Interest to have agreed to be bound by the following provisions and to have irrevocably appointed the Depositor or its designee as its attorney-in-fact to negotiate the terms of any mandatory sale under clause (v) below and to execute all instruments of transfer and to do all other things necessary in connection with any such sale, and the rights of each Person acquiring any Ownership Interest in a Class R Certificate are expressly subject to the following provisions:

(i)

Each Person holding or acquiring any Ownership Interest in a Class R Certificate shall be a Permitted Transferee and shall promptly notify the Trustee of any change or impending change in its status as a Permitted Transferee.

(ii)

No Person shall acquire an Ownership Interest in a Class R Certificate unless such Ownership Interest is a pro rata undivided interest.

(iii)

In connection with any proposed transfer of any Ownership Interest in a Class R Certificate, the Trustee shall as a condition to such consent, require delivery to it, in form and substance satisfactory to it, of each of the following:

A.

an affidavit in the form of Exhibit G hereto from the proposed transferee to the effect that such transferee is a Permitted Transferee and that it is not acquiring its Ownership Interest in the Class R Certificate that is the subject of the proposed transfer as a nominee, trustee or agent for any Person who is not a Permitted Transferee; and

B.

a covenant of the proposed transferee to the effect that the proposed transferee agrees to be bound by and to abide by the transfer restrictions applicable to the Class R Certificates.

(iv)

Any attempted or purported transfer of any Ownership Interest in a Class R Certificate in violation of the provisions of this Section 6.02 shall be absolutely null and void and shall vest no rights in the purported transferee. If any purported transferee shall, in violation of the provisions of this Section 6.02, become a Holder of a Class R Certificate, then the prior Holder of such Class R Certificate that is a Permitted Transferee shall, upon discovery that the registration of transfer of such Class R Certificate was not in fact permitted by this Section 6.02, be restored to all rights as Holder thereof retroactive to the date of registration of transfer of such Class R Certificate. The Trustee shall be under no liability to any Person for any registration of transfer of a Class R Certificate that is in fact not permitted by this Section 6.02 or for making any distributions due on such Class R Certificate to the Holder thereof or taking any other action with respect to such Holder under the provisions of the Agreement so long as the transfer was not registered upon the express written consent of the Trustee. The Trustee shall be entitled to recover from any Holder of a Class R Certificate that was in fact not a Permitted Transferee at the time such distributions were made all distributions made on such Class R Certificate. Any such distributions so recovered by the Trustee shall be distributed and delivered by the Trustee to the prior Holder of such Class R Certificate that is a Permitted Transferee.

(v)

If any Person other than a Permitted Transferee acquires any Ownership Interest in a Class R Certificate in violation of the restrictions in this Section 6.02, then the Trustee shall have the right but not the obligation, without notice to the Holder of such Class R Certificate or any other Person having an Ownership Interest therein, to notify the Depositor to arrange for the sale of such Class R Certificate. The proceeds of such sale, net of commissions (which may include commissions payable to the Depositor or its affiliates in connection with such sale), expenses and taxes due, if any, will be remitted by the Trustee to the previous Holder of such Class R Certificate that is a Permitted Transferee, except that in the event that the Trustee determines that the Holder of such Class R Certificate may be liable for any amount due under this Section 6.02 or any other provisions of this Agreement, the Trustee may withhold a corresponding amount from such remittance as security for such claim. The terms and conditions of any sale under this clause (v) shall be determined in the sole discretion of the Trustee, and it shall not be liable to any Person having an Ownership Interest in a Class R Certificate as a result of its exercise of such discretion.

(vi)

If any Person other than a Permitted Transferee acquires any Ownership Interest in a Class R Certificate in violation of the restrictions in this Section 6.02, then the Trustee, based on information provided to the Trustee by the Depositor will provide to the Internal Revenue Service, and to the persons specified in Section 860E(e)(3) and (6) of the Code, information needed to compute the tax imposed under Section 860E(e)(5) of the Code on transfers of residual interests to disqualified organizations.

The foregoing provisions of this Section 6.02(d) shall cease to apply to transfers occurring on or after the date on which there shall have been delivered to the Trustee, in form and substance satisfactory to the Trustee, (i) written notification from each Rating Agency that the removal of the restrictions on Transfer set forth in Section 6.02 of the Pooling and Servicing Agreement will not cause such Rating Agency to downgrade its rating of the Certificates and (ii) an Opinion of Counsel to the effect that such removal will not cause the REMIC Trust to fail to qualify as a REMIC.

The Tax Matters Person Residual Interest shall at all times be registered in the name of the Trustee.

EXHIBIT H

DTC LETTER OF REPRESENTATIONS

[Not Included Herewith]

EXHIBIT I

FORM OF REQUEST FOR RELEASE

[DATE]

[Trustee], as Trustee

[_______]

[_______]

Attention: [___________]

Re:

Lehman ABS Corporation, Home Equity Loan Asset-Backed

Certificates, Series 200[__]-[__]

Ladies and Gentlemen:

In connection with the administration of the Mortgage Loans held by you as Trustee under the Pooling and Servicing Agreement dated as of [_________] [__], 200[__], among Lehman ABS Corporation as Depositor, [Seller/Servicer], as Seller and Servicer, and you, as Trustee (the “Agreement”), we hereby request a release of the Mortgage File held by you as Trustee with respect to the following described Mortgage Loan for the reason indicated below.

Loan No.:

Reason for requesting file:

______

1.

Mortgage Loan paid in full. (The Servicer hereby certifies that all amounts received in connection with the payment in full of the Mortgage Loan which are required to be deposited in the Collection Account pursuant to Section 3.02 of the Agreement have been so deposited.)

______

2.

Retransfer of Mortgage Loan. (The Servicer hereby certifies that the Transfer Deposit Amount has been deposited in the Collection Account pursuant to the Agreement.)

______

3.

The Mortgage Loan is being foreclosed.

______

4.

The Home Equity Loan is being re-financed by another depository institution. (The Servicer hereby certifies that all amounts received in connection with the payment in full of the Mortgage Loan which are required to be deposited in the Collection Account pursuant to Section 3.02 of the Agreement have been so deposited.)

______

5.

Other (Describe).

EXHIBIT J

FORM OF INVESTMENT LETTER [NON-RULE 144A]

[DATE]

[Depositor]

[Depositor Address]

[Trustee]

[Trustee Address]

Re:

[Trust]

Home Equity Loan Asset-Backed Certificates,

Series 200[__]-[__], Class [ ]

Ladies and Gentlemen:

In connection with our acquisition of the above-captioned Certificates, we certify that (a) we understand that the Certificates are not being registered under the Securities Act of 1933, as amended (the “Act”), or any state securities laws and are being transferred to us in a transaction that is exempt from the registration requirements of the Act and any such laws, (b) we are an “accredited investor,” as defined in Regulation D under the Act, and have such knowledge and experience in financial and business matters that we are capable of evaluating the merits and risks of investments in the Certificates, (c) we have had the opportunity to ask questions of and receive answers from the Depositor concerning the purchase of the Certificates and all matters relating thereto or any additional information deemed necessary to our decision to purchase the Certificates, (d) we are not an employee benefit plan that is subject to the Employee Retirement Income Security Act of 1974, as amended, or a plan that is subject to Section 4975 of the Internal Revenue Code of 1986, as amended, nor are we acting on behalf of any such plan, (e) we are acquiring the Certificates for investment for our own account and not with a view to any distribution of such Certificates (but without prejudice to our right at all times to sell or otherwise dispose of the Certificates in accordance with clause (g) below), (f) we have not offered or sold any Certificates to, or solicited offers to buy any Certificates from, any person, or otherwise approached or negotiated with any person with respect thereto, or taken any other action which would result in a violation of Section 5 of the Act, and (g) we will not sell, transfer or otherwise dispose of any Certificates unless (1) such sale, transfer or other disposition is made pursuant to an effective registration statement under the Act or is exempt from such registration requirements, and if requested, we will at our expense provide an opinion of counsel satisfactory to the addressees of this Certificate that such sale, transfer or other disposition may be made pursuant to an exemption from the Act, (2) the purchaser or transferee of such Certificate has executed and delivered to you a certificate to substantially the same effect as this certificate, and (3) the purchaser or transferee has otherwise complied with any conditions for transfer set forth in the Pooling Agreement.

Very truly yours,

[NAME OF TRANSFEREE]

By:

____________________________

Authorized Officer

FORM OF RULE 144A LETTER

[DATE]

[Depositor]

[Depositor Address]

[Trustee]

[Trustee Address]

Re:

[Trust]

Home Equity Loan Asset-Backed Certificates,

Series 200[__]-[__], Class [ ]

Ladies and Gentlemen:

In connection with our acquisition of the above Certificates we certify that (a) we understand that the Certificates are not being registered under the Securities Act of 1933, as amended (the “Act”), or any state securities laws and are being transferred to us in a transaction that is exempt from the registration requirements of the Act and any such laws, (b) we have had the opportunity to ask questions of and receive answers from the Depositor concerning the purchase of the Certificates and all matters relating thereto or any additional information deemed necessary to our decision to purchase the Certificates, (c) we are not an employee benefit plan that is subject to the Employee Retirement Income Security Act of 1974, as amended, or a plan that is subject to Section 4975 of the Internal Revenue Code of 1986, as amended; nor are we acting on behalf of any such plan, (d) we have not, nor has anyone acting on our behalf offered, transferred, pledged, sold or otherwise disposed of the Certificates, any interest in the Certificates or any other similar security to, or solicited any offer to buy or accept a transfer, pledge or other disposition of the Certificates, any interest in the Certificates or any other similar security from, or otherwise approached or negotiated with respect to the Certificates, any interest in the Certificates or any other similar security with, any person in any manner, or made any general solicitation by means of general advertising or in any other manner, or taken any other action, that would constitute a distribution of the Certificates under the Securities Act or that would render the disposition of the Certificates a violation of Section 5 of the Securities Act or require registration pursuant thereto, nor will act, nor has authorized or will authorize any person to act, in such manner with respect to the Certificates, (e) we are a “qualified institutional buyer” as that term is defined in Rule 144A under the Securities Act and have completed either of the forms of certification to that effect attached hereto as Annex 1 or Annex 2. We are aware that the sale to us is being made in reliance on Rule 144A. We are acquiring the Certificates for our own account or for resale pursuant to Rule 144A and further, understand that such Certificates may be resold, pledged or transferred only (i) to a person reasonably believed to be a qualified institutional buyer that purchases for its own account or for the account of a qualified institutional buyer to whom notice is given that the resale, pledge or transfer is being made in reliance on Rule 144A, or (ii) pursuant to another exemption from registration under the Securities Act.

ANNEX 1 TO EXHIBIT J

QUALIFIED INSTITUTIONAL BUYER STATUS UNDER SEC RULE 144A

[For Transferees Other Than Registered Investment Companies]

The undersigned (the “Buyer”) hereby certifies as follows to the parties listed in the Rule 144A Transferee Certificate to which this certification relates with respect to the Certificates described therein:

(a)

As indicated below, the undersigned is the President, Chief Financial Officer, Senior Vice President or other executive officer of the Buyer.

(b)

In connection with purchases by the Buyer, the Buyer is a “qualified institutional buyer” as that term is defined in Rule 144A under the Securities Act of 1933, as amended (“Rule 144A”) because (i) the Buyer owned and/or invested on a discretionary basis $__________ 1/ in securities (except for the excluded securities referred to below) as of the end of the Buyer’s most recent fiscal year (such amount being calculated in accordance with Rule 144A) and (ii) the Buyer satisfies the criteria in the category marked below.

_____________________

1/

Buyer must own and/or invest on a discretionary basis at least $100,000,000 in securities unless Buyer is a dealer, and, in that case, Buyer must own and/or invest on a discretionary basis at least $10,000,000 in securities.

_____  Corporation, etc.  The Buyer is a corporation (other than a bank, savings and loan association or similar institution), Massachusetts or similar business trust, partnership, or charitable organization described in Section 501(c)(3) of the Internal Revenue Code of 1986, as amended.

_____  Bank.  The Buyer (a) is a national bank or banking institution organized under the laws of any State, territory or the District of Columbia, the business of which is substantially confined to banking and is supervised by the State or territorial banking commission or similar official or is a foreign bank or equivalent institution, and (b) has an audited net worth of at least $25,000,000 as demonstrated in its latest annual financial statements, a copy of which is attached hereto.

_____  Savings and Loan.  The Buyer (a) is a savings and loan association, building and loan association, cooperative bank, homestead association or similar institution, which is supervised and examined by a State or Federal authority having supervision over any such institutions or is a foreign savings and loan association or equivalent institution and (b) has an audited net worth of at least $25,000,000 as demonstrated in its latest annual financial statements, a copy of which is attached hereto.

(c)

The Buyer acknowledges that it is familiar with Rule 144A and understands that the seller to it and other parties related to the Certificates are relying and will continue to rely on the statements made herein because one or more sales to the Buyer may be in reliance on Rule 144A.

(d)

Until the date of purchase of the Rule 144A Securities, the Buyer will notify each of the parties to which this certification is made of any changes in the information and conclusions herein. Until such notice is given, the Buyer’s purchase of the Certificates will constitute a reaffirmation of this certification as of the date of such purchase. In addition, if the Buyer is a bank or savings and loan is provided above, the Buyer agrees that it will furnish to such parties updated annual financial statements promptly after they become available.

___________________________

Print Name of Buyer

By:

________________________

Name:

Title:

Date:_______________________

ANNEX 2 TO EXHIBIT J

QUALIFIED INSTITUTIONAL BUYER STATUS UNDER SEC RULE 144A

[For Transferees That Are Registered Investment Companies]

The undersigned (the “Buyer”) hereby certifies as follows to the parties listed in the Rule 144A Transferee Certificate to which this certification relates with respect to the Certificates described therein:

1.

As indicated below, the undersigned is the President, Chief Financial Officer or Senior Vice President of the Buyer or, if the Buyer is a “qualified institutional buyer” as that term is defined in Rule 144A under the Securities Act of 1933, as amended (“Rule 144A”) because Buyer is part of a Family of Investment Companies (as defined below), is such an officer of the Adviser.

2.

In connection with purchases by Buyer, the Buyer is a “qualified institutional buyer” as defined in SEC Rule 144A because (i) the Buyer is an investment company registered under the Investment Company Act of 1940, as amended and (ii) as marked below, the Buyer alone, or the Buyer’s Family of Investment Companies, owned at least $100,000,000 in securities (other than the excluded securities referred to below) as of the end of the Buyer’s most recent fiscal year. For purposes of determining the amount of securities owned by the Buyer or the Buyer’s Family of Investment Companies, the cost of such securities was used, except (i) where the Buyer or the Buyer’s Family of Investment Companies reports its securities holdings in its financial statements on the basis of their market value, and (ii) no current information with respect to the cost of those securities has been published. If clause (ii) in the preceding sentence applies, the securities may be valued at market.

_____  The Buyer owned $__________ in securities (other than the excluded securities referred to below) as of the end of the Buyer’s most recent fiscal year (such amount being calculated in accordance with Rule 144A).

_____  The Buyer is part of a Family of Investment Companies which owned in the aggregate $__________ in securities (other than the excluded securities referred to below) as of the end of the Buyer’s most recent fiscal year (such amount being calculated in accordance with Rule 144A).

3.

The term “Family of Investment Companies” as used herein means two or more registered investment companies (or series thereof) that have the same investment adviser or investment advisers that are affiliated (by virtue of being majority owned subsidiaries of the same parent or because one investment adviser is a majority owned subsidiary of the other).

4.

The term “securities” as used herein does not include (i) securities of issuers that are affiliated with the Buyer or are part of the Buyer’s Family of Investment Companies, (ii) securities issued or guaranteed by the U.S. or any instrumentality thereof, (iii) bank deposit notes and certificates of deposit, (iv) loan participations, (v) repurchase agreements, (vi) securities owned but subject to a repurchase agreement and (vii) currency, interest rate and commodity swaps.

5.

The Buyer is familiar with Rule 144A and understands that the parties listed in the Rule 144A Transferee Certificate to which this certification relates are relying and will continue to rely on the statements made herein because one or more sales to the Buyer will be in reliance on Rule 144A. In addition, the Buyer will only purchase for the Buyer’s own account.

6.

Until the date of purchase of the Certificates, the undersigned will notify the parties listed in the Rule 144A Transferee Certificate to which this certification relates of any changes in the information and conclusions herein. Until such notice is given, the Buyer’s purchase of the Certificates will constitute a reaffirmation of this certification by the undersigned as of the date of such purchase.

__________________________________

Print Name of Buyer or Adviser

By:

_______________________________

Name:

Title:

IF AN ADVISER:

__________________________________

Print Name of Buyer

Date:______________________________

EXHIBIT K

SPECIMEN OF CERTIFICATE INSURANCE POLICY

[Not Included Herewith]

EXHIBIT L

MONTHLY DELINQUENCY AND FORECLOSURE INFORMATION

EXHIBIT M

LETTER OF INSTRUCTION TO TRUSTEE

[__________], 20[__]

[Trustee]

[_______________]

[_______________]

Re:

Lehman ABS Corporation

Home Equity Loan Asset-Backed Certificates, Series 200[__]-[__]

Ladies and Gentlemen:

Pursuant to and in reference to Section 3.14 of the Pooling and Servicing Agreement dated as of [_________] [__], 200[__] relating to the above referenced Certificates, please note the following:

(a)

CIK Number for the Trust: [INSERT CIK].

(b)

CCC for the Trust: [INSERT CCC].

In order to comply with the reporting obligations for the Trust under the Securities and Exchange Act of 1934, as amended (the “Exchange Act”), the Trustee must file within 15 days following each Distribution Date a copy of the report distributed by the Trustee to the Certificateholders in a current report on Form 8-K.  Such reports provide all current information ordinarily of interest to the Certificateholders.  The Trustee must also report on a current report on Form 8-K any significant occurrences during the reporting period that would be reportable under Item 1, Item 2, Item 4 and Item 5.  In addition, the Trustee should prepare for the Depositor’s signature an annual report on Form 10-K within 80 days following the end of the Trust's fiscal year containing the following information:

Part I, Item 3.

A description of any material pending litigation;

Part I, Item 4.

A description of any submission matters to vote of Certificateholders;

Part II, Item 5.

A statement of the number of Certificateholders and the principal market, if any, in which the Certificates trade;

Part II, Item 9.

A statement as to any changes in or disagreements with the independent public accounts for the Trust;

Part IV, Item 14.

A copy of the annual certificate of compliance by an officer of the Servicer, and any Subservicer and the audit of the servicing by the independent accounting firm.

Promptly after filing the Form 10-K, the Trustee should file a Form 15 in accordance with Section 3.14 of the Pooling and Servicing Agreement, deregistering the Trust and terminating the reporting obligations under the Exchange Act.  All filings must be made through the Edgar System and all acceptance slips from the filings should be saved as they will be needed for the annual certificate.

LEHMAN ABS CORPORATION

By:_____________________________

Name:

Title:

EXHIBIT N

FORM OF CERTIFICATION TO BE

PROVIDED BY THE SERVICER WITH FORM 10-K

Re:

Lehman Home Equity Loan Trust 200_-__, Home Equity Loan Asset-backed Certificates, Series 200_-__

I, [identify the certifying individual], a [title] of [Servicer] (the “Servicer”) in charge of servicing, certify that:

1.

I have reviewed this annual report on Form 10-K, and all reports on Form 8-K containing distribution and servicing reports filed in respect of periods included in the year covered by this annual report of [_________];

2.

Based on my knowledge, the information in these reports, taken as a whole, does not contain any untrue statement of a material fact or omit to state a material fact necessary to make the statements made, in light of the circumstances under which such statements were made, not misleading as of the last day of the period covered by this annual report;

3.

Based on my knowledge, the distribution information and the servicing information required to be provided to the Trustee by the Servicer under the Pooling and Servicing Agreement is included in these reports;

4.

I am responsible for reviewing the activities performed by the Servicer under the Pooling and Servicing Agreement and based upon the review required under the Pooling and Servicing Agreement, and except as disclosed in the report, the Servicer has fulfilled its obligations under the Pooling and Servicing Agreement; and

5.

I have disclosed to the Servicer’s certified public accountants all significant deficiencies relating to the Servicer’s compliance with the minimum servicing standards in accordance with a review conducted in compliance with the Uniform Single Attestation Program for Mortgage Bankers or similar standard as set forth in the Pooling and Servicing Agreement.

Capitalized terms used but not defined herein have the meanings ascribed to them in the Pooling and Servicing Agreement, dated [[_________] [__], 200[__]] (the “Pooling and Servicing Agreement”), among Lehman ABS Corporation as depositor, [Seller/Servicer] as seller and servicer and [Trustee] as trustee.

[Seller/Servicer]

By:____________________________________

Name:

Title:

Date:

EXHIBIT O

FORM CERTIFICATION TO BE

PROVIDED TO SERVICER BY THE TRUSTEE

Re:

Lehman Home Equity Loan Trust 200_-__, Home Equity Loan Asset-backed Certificates, Series 200_-__

I, [identify the certifying individual], a [title] of [Trustee], as Trustee, hereby certify to [Servicer] (the “Servicer”), and its officers, directors and affiliates, and with the knowledge and intent that they will rely upon this certification, that:

1.

I have reviewed the annual report on Form 10-K for the fiscal year [___], and all reports on Form 8-K containing distribution reports filed in respect of periods included in the year covered by that annual report, of the [_________] relating to the above-referenced trust;

2.

Based on my knowledge, the information in these distribution reports prepared by the Trustee, taken as a whole, does not contain any untrue statement of a material fact or omit to state a material fact necessary to make the statements made, in light of the circumstances under which such statements were made, not misleading as of the last day of the period covered by that annual report; and

3.

Based on my knowledge, the distribution information required to be provided by the Trustee under the Pooling and Servicing Agreement is included in these distribution reports.

Capitalized terms used but not defined herein have the meanings ascribed to them in the Pooling and Servicing Agreement, dated [[_________] [__], 200[__]] (the “Pooling and Servicing Agreement”), among Lehman ABS Corporation as depositor, [Seller/Servicer] as seller and servicer and [Trustee] as trustee.

[TRUSTEE], as Trustee

By:__________________________________

Name:

Title:

Date: